UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-05443
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2008
DATE OF REPORTING PERIOD: November 1, 2007 through April 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.
Investment strategies for your serious money®
Calamos Family of Funds
Semiannual Report April 30, 2008
Calamos Growth Fund Calamos Growth and Income Fund Calamos Value Fund Calamos Blue Chip Fund Calamos Multi-Fund Blend Calamos Global Growth and Income Fund Calamos International Growth Fund Calamos Global Equity Fund Calamos Convertible Fund Calamos Market Neutral Income Fund Calamos High Yield Fund Calamos Total Return Bond Fund

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE

800.823.7386	Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.

• Get fund prices and account balances
• Review recent transactions
• Order statements, literature and more
PERSONAL ASSISTANCE

800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.
ONLINE ACCOUNT MANAGEMENT

www.calamos.com	Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.
YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.
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Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six-month period ended April 30, 2008. We appreciate the opportunity to correspond with you and encourage you to carefully review this report, which includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations of the Funds.
Although volatility and uncertainty are always present in the markets, the previous six months have been extraordinarily tumultuous. In times such as these, we recognize that investors may be particularly inclined to focus on short-term performance. However, our experience in the markets has taught us that the creation of wealth is a long-term endeavor, best measured over full market cycles rather than quarters, months or a year. We believe it is important for investors to evaluate investment results over good markets (such as those we saw in the late 1990s and from 2003 through 2007) and difficult markets (such as those from 2000 to 2002). Therefore, we have included charts showing rolling three-year returns for funds with histories extending to the mid-1990s or longer (please see the individual fund reports for these charts).
Throughout our thirty-year history, we have often noted that “the flipside of volatility is opportunity.” In other words, short-term market volatility can create considerable opportunities for investors with long-term perspective. For example, we believe anxious investors “oversold” many fundamentally strong investments during the reporting period, providing buying opportunities for the Calamos Funds. In the individual fund commentaries, we discuss where we have found investments that meet our risk-conscious criteria.
We recognize that periods such as these can unsettle even seasoned investors. Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We also invite you to visit our website at www.calamos.com on an ongoing basis. There, you can find market commentary, as well as additional information about the Funds and our investment process. You can sign up for e-delivery of reports and prospectuses as well.
On behalf of all of us at Calamos Investments, thank you for the trust you have placed in us. We are honored that you have chosen us to help meet your long-term investment goals. The global economy offers tremendous potential, and we look forward to helping you capitalize on these opportunities.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.
Letter to Shareholders     SEMIANNUAL REPORT     1

Calamos Total Return Bond Fund
Casting a Wide Net on Fixed-Income Opportunity
This Fund focuses on a total return approach, consistent with preservation of capital and prudent investment management. Through a “core-plus” approach, Calamos Total Return Bond Fund seeks to capitalize upon—and integrate—the vast opportunities of the fixed-income markets in a broadly diversified portfolio.
A Total Return Approach
Bonds offer the opportunity to build wealth through yield generation and capital appreciation; this Fund pursues both as components of total return. We consider a bond’s income stream, its potential for price appreciation, risk characteristics and contribution to the portfolio as a whole. Compared with strategies that focus on yield alone, our approach seeks to more fully capitalize on the potential of fixed-income securities, and provides enhanced opportunities for risk management.
Total Return Yield Generation Capital Appreciation
Investor Profile
This Fund may be suitable for investors who seek:
•	Broad exposure to the major sectors of the U.S. bond market

•	A conservative total return approach, with an emphasis on yield and capital preservation

•	Income generation

•	Portfolio diversification when combined with other asset classes
Synthesizing Opportunities
Our investment process combines diverse fixed-income instruments and strategies into an integrated portfolio. Allocations to “core” and “plus” are dynamically managed, based on our view of the investment landscape. In pursuit of the optimal portfolio characteristics, we can invest directly in securities or indirectly through derivative strategies.
Core: U.S. investment-grade bond market Plus: High-yield bonds Total Return Bond Fund Plus: Non-U.S. bonds/currencies Plus: Customized instruments
FUND INFORMATION

	A Shares	B Shares	C Shares
Inception Date	6/27/07	6/27/07	6/27/07
NASDAQ Symbol	CTRAX	CTXBX	CTRCX
CUSIP Number	128119310	128119294	128119286
Minimum initial/subsequent investment	$2,500/$50	$2,500/$50	$2,500/$50
IRA initial investment	$500	$500	$500
Sales load/Maximum sales charge	Front-end/3.75%	Back-end/3.50%	Level-load/1.00%
Ratio of Net Expenses to Average Net Assets†	0.90%	1.65%	1.65%
Distributions	Monthly dividends; annual capital gains

†	Annualized as of 10/31/07.
To learn more, contact your financial advisor or call us at 800.582.6959 from 8 am — 6 pm CST, Monday through Friday.
Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. Contact 800.582.6959 for a prospectus containing this and other information. Read it carefully.
2     SEMIANNUAL REPORT     Calamos Total Return Bond Fund

Economic and Market Review
     For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Fund Investors” link.
Around the world, stock markets retreated sharply for the six-month period ended April 30, 2008. In the United States, stocks fell 9.64% (as measured by the S&P 500 Index1), while international stocks declined 8.99% (as measured by the MSCI EAFE® Index2). Convertible securities, which blend characteristics of both stocks and bonds, dipped 5.86% (as measured by the Value Line Convertible Index3). High-yield corporate bonds also struggled, and the CS High Yield Index4 fell 0.90%. The broad fixed-income market demonstrated greater resilience, with the Lehman Brothers U.S. Aggregate Index5 gaining 4.08%.
The global credit crisis cast a shadow over the markets, and anxiety was exacerbated as investors weighed the probability of a recession in the United States and the potential implications to the global economy. Access to credit remained tight as the subprime mortgage market collapse that began in the summer of 2007 continued to reverberate. Banking and financial institutions were among those that suffered most, and one of Wall Street’s leading institutions, Bear Stearns, faced a near-certain demise if not for a bailout orchestrated by JP Morgan Chase and the Federal Reserve in March. Commodity prices soared to new heights, inflationary pressures increased, the housing market floundered, and the U.S. dollar weakened.
Even as uncertainty prevailed, the U.S. economy persevered. First quarter gross domestic product continued on a slow-yet-positive pace, as it did in the fourth quarter of 2007. Throughout the period, the Fed responded aggressively to support the economy and to shore up investor confidence. Most notably, the central bank cut the federal funds target rate five times during the six months ended April 30, from 4.5% to 2.0%.
Investor sentiment brightened as the period progressed. The bailout of Bear Stearns, ongoing action from the Fed, and strong earnings reports for the broad market (excluding the financial sector) boosted investor confidence. Stock and bond markets rallied briskly during the final weeks of the reporting period. The S&P 500 Index climbed 4.87% in April to cut its year-to-date losses nearly in half during the span of one month. Globally, the MSCI World Index gained 5.34% with emerging markets contributing particularly robust performance. Convertibles and high-yield bonds staged strong recoveries as well, benefitting from improved conditions in both the equity and credit markets.
As always, we encourage investors to stay focused on the long-term. While the near-term outlook for the U.S. and global economy remains more clouded than in years past, periods of slower growth and contraction are a normal part of the economic cycle. Moreover, the U.S. and global economies have weathered turmoil and crises, time and time again.
For more than 30 years, our investment process has sought to manage risk and pursue returns through full market cycles. We believe the Calamos Funds are well positioned in support of this goal. We continue to emphasize companies which have positioned themselves to benefit from globalization and the long-term trends that we
Economic and Market Review     SEMIANNUAL REPORT     3

Economic and Market Review
believe will drive the global economy in the years to come—such as changing demographics, the technology revolution, and businesses’ drive for global leadership. We are favoring well-run businesses with quality fundamentals, including strong global brands, healthy balance sheets and significant revenues from non-U.S. markets.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2]	The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

[3]	The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.

[4]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.

[5]	Lehman Brothers U.S. Aggregate Index, considered generally representative of the investment-grade bond market. Source: Lipper, Inc.
This report is for informational purposes only and should not be considered investment advice.
4     SEMIANNUAL REPORT     Economic and Market Review

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
The Calamos Family of Funds addresses a range of investment opportunities. Depending on which Calamos funds you currently own, you may want to consider one or more of our other funds to help diversify your investment portfolio.

	Ticker	Inception
FUND A SHARES	Symbol	Date
DOMESTIC EQUITY
GROWTH FUND	CVGRX	(9/4/90)
GROWTH AND INCOME FUND	CVTRX	(9/22/88)
VALUE FUND	CVAAX	(1/2/02)
BLUE CHIP FUND	CBCAX	(12/1/03)
MULTI-FUND BLEND	CMQAX	(6/28/06)
GLOBAL/INTERNATIONAL
GLOBAL GROWTH AND INCOME FUND	CVLOX	(9/9/96)
INTERNATIONAL GROWTH FUND	CIGRX	(3/16/05)
GLOBAL EQUITY FUND	CAGEX	(3/1/07)
CONVERTIBLE/CONVERTIBLE BLENDS
CONVERTIBLE FUND	CCVIX	(6/21/85)
MARKET NEUTRAL INCOME FUND	CVSIX	(9/4/90)
FIXED INCOME
HIGH YIELD FUND	CHYDX	(8/2/99)
TOTAL RETURN BOND FUND	CTRAX	(6/27/07)
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefit from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.
The Calamos Investments Advantage     SEMIANNUAL REPORT     5

Calamos Growth Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVGRX	CVGBX	CVGCX
FUND CUSIP NUMBERS

A Shares	128119302
B Shares	128119740
C Shares	128119856
Fund Objective
Long-term capital growth
Investment Strategy
•	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers
•	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors
•	Uses proprietary valuation models to ascertain a stock’s return potential
•	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio
Investor Profile
This Fund may be suitable for investors who seek:
•	A portfolio that pursues the highest potential U.S. growth opportunities regardless of company size or industry
•	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Growth Fund fell 11.28% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the S&P 500 Index* declined 9.64% and the Russell Midcap® Growth Index** declined 8.44%. However, Calamos Growth Fund has outperformed the benchmark indexes over the past 10 years and since its inception (see the “Growth of $10,000” charts below and on page 10). Moreover, as illustrated in the rolling returns chart on the following page, the Fund has delivered compelling results through a variety of market environments.
Growth of $10,000: for 10-year period ended 4/30/08
Calamos Growth Fund S&P 500 Index* Russell Midcap® Growth Index**
$39,260 $17,493 $14,651
4/30/98 4/99 4/00 4/01 4/02 4/03 4/04 4/05 4/06 4/07 4/08
$50,000 $40,000 $30,000 $20,000
$1 0,000
6     SEMIANNUAL REPORT     Calamos Growth Fund

Calamos Growth Fund
TOP 10 HOLDINGS

Google, Inc.	4.2%
Apple, Inc.	4.1
Research In Motion, Ltd.	3.5
Gilead Sciences, Inc.	3.0
Nike, Inc.	2.5
Amazon.com, Inc.	1.8
Transocean, Inc.	1.5
Baidu.com, Inc.	1.4
EMC Corp.	1.4
Honeywell International, Inc.	1.3
MARKET CAPITALIZATION OF EQUITIES

Small Cap: < $2bil	6.1%
Medium/Small Cap: $2bil — $5bil	19.9
Medium Cap: $5bil — $16bil	27.8
Medium/Large Cap: $16bil — $53bil	22.9
Large Cap: >$53bil	23.3
SECTOR ALLOCATION

Information Technology	37.0%
Industrials	16.7
Consumer Discretionary	15.3
Health Care	8.8
Energy	7.1
Financials	4.9
Materials	3.6
Telecommunication Services	3.3
Consumer Staples	0.7
Utilities	0.0
Sector allocations are based on net assets and may vary over time.
LONG-TERM PERFORMANCE: ROLLING THREE-YEAR RETURNS
Our investment process seeks to create wealth and manage risk over the long term—through full market cycles. To help you evaluate the Fund’s longer-term results, these graphs show how the Fund has performed during three-year rolling time periods spanning the last 12 years. During the period covered in the graph, the markets cycled through a variety of environments, including rising markets (in the late 1990s, and from 2003 through 2007) and down markets (from 2000 through 2002, and early 2008). The graphs reflect that not only did the Fund participate in positive market movement, but that it also proved more resilient than the benchmarks during difficult markets.
Growth Fund S&P 500 Index* Russell Midcap® Growth Index**
60% 50% 40% 30% 20%
1 0% 0%
-10% -20% -30%
2008 2007 2006 2005 2004 2003 2002 2001 2000 1999
Trailing Three-Year Period Ended April 30
Fund and index data above are based on annualized returns. Calculation is based on the average return on an annual basis.
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified portfolio that will outperform the stock market in the long-term. We believe that at any time a number of dynamic secular trends will create long-term investment opportunities around the world. Today, these themes relate to changing demographics, globalization, the expansion of economic freedom, and increased technological advancements.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses fundamental and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Calamos Growth Fund     SEMIANNUAL REPORT     7

Calamos Growth Fund
In this Fund, we invest in a portfolio of growth-oriented securities, focusing on companies with financial strength and superior growth prospects. We favor companies with higher-quality, sustainable business models that exhibit high or accelerating growth in revenues, earnings and/or return on capital.
Q. How did broad market conditions influence the Fund during the period?
A. As we discuss in the Economic and Market Review, the six-month period was broadly characterized by a decline in stock prices until March 17, 2008—a date marked by the Federal Reserve’s coordinated activities to help bail-out investment bank Bear Stearns and bring some much needed stability to the financial sector and credit markets. Investors had long been pondering an economic slowdown as well as specific pressures from a falling housing market and rising commodity prices. The effects of subprime lending and losses at large financial institutions seemed to feed investors’ fears regarding a potential recession in the United States. Since the Fed’s “intervention,” markets have rallied as investors have cautiously treaded back into the markets, favoring the higher-quality growth stocks that we own in the Fund.
Q. What factors enhanced performance?
A. The Fund benefitted significantly from an underweight to financials, the worst-performing sector in the broad market during the six-month period. We did not hold any securities of companies in the thrifts and mortgage finance industry—the worst-performing industry as subprime woes and housing market declines wreaked havoc on these businesses. We were concerned about the risks associated with these businesses and their lending practices of late, and subsequently underweighted the entire sector. Additionally, issue selection within the health care and materials sectors added to relative performance during the period. Looking to capitalize on some of the innovations that biotechnology companies might offer to the health care field, we owned some of the better performing biotech names and avoided several that performed poorly. We also avoided some of the larger health care providers that sold off sharply over the period. Within the materials sector, the companies that we owned provided positive returns while the sector as a whole finished in the red. Several chemicals businesses that contribute to foods and farming were strong gainers during the six-month period.
Q. What factors hindered performance?
A. The portfolio’s overweight to the information technology sector slowed performance, as it was the second-worst-performing sector during the period. Much of the sell-off in technology names occurred in January, as investors sold names that had worked well in 2007. We believe that much of the sell-off was emotional rather than fundamental. We continue to believe that the information technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses to be cost effective and more productive. On another level, technology will continue to serve the growing needs of consumers and
8     SEMIANNUAL REPORT     Calamos Growth Fund

Calamos Growth Fund
their desire for the latest devices at lower prices. Issue selection within consumer discretionary and information technology names also hindered performance during the six-month period. Some of the better performers in 2007 were sold as investors became skittish about the strength of the consumer and the economy. In a rapid turnabout, however, many of these same securities recovered nicely in April after the Fed’s aggressive moves to support the economy and allay investors’ concerns.
Q. How have you positioned the Fund?
A. We have positioned the Fund for an economic slowdown in the United States, by owning stocks of higher-quality growth businesses with strong balance sheets and a globally diversified revenue base. Whether the United States experiences a recession by the technical definition or not, we have positioned the Fund to favor growth opportunities in areas such as information technology, consumer discretionary and industrial sectors. We took the opportunity to move into these spaces immediately following the market’s sell-off and we were able to buy stocks at improved valuations. Within the information technology sector, we are favoring companies that can help other businesses remain productive in a globally competitive business world. These would include communications and semiconductors companies as well as software and service providers. Additionally, we favor consumer-related technology and are focusing on companies that are creating demand by offering more advanced devices at even lower prices. Within consumer names, we are avoiding big-ticket items that require financing, and are favoring brand names that serve a global marketplace in apparel, restaurants and retail. Finally, we have added to our positions in industrials, favoring aerospace and defense, electrical equipment and machinery industries; we believe these areas offer long-term opportunities as governments and the private sector continue to spend on global infrastructure rebuilding and new development.
Q. Do you have any closing thoughts for shareholders?
A. We continue to believe that we have a significant opportunity to own growth businesses at attractive prices, and that these stocks should be what investors will want to own in this economic environment. We believe that the case for growth investing remains strong. Above all else, it is important to remember that equity investing is a long-term endeavor, requiring discipline throughout the different phases of the economic cycle. Because the global economy and markets shift quickly, investors who attempt to time the markets and wait until the turn may miss significant upside.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
Calamos Growth Fund     SEMIANNUAL REPORT     9

Calamos Growth Fund
GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 4/30/08
We combine thematic considerations with rigorous proprietary security research in an effort to create a riskmanaged diversified portfolio that will outperform the stock market in the long-term.
Calamos Growth Fund
S&P 500 Index*
Russell Midcap® Growth Index**
$1 48,922
$70,464 $61,755 $1 75,000 $1 40,000
$105,000 $70,000
$35,000 $1 0,000
9/4/90 12/94 12/98 12/02 4/08
TOTAL RETURN

							10 YEARS OR
	6 MONTHS		1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 9/4/90	-11.28%	-15.50%	8.98%	3.81	15.07%	13.96%	15.22%		14.66%
Class B Shares — Inception 9/11/00	-11.62	-15.53	8.16	3.38	14.21	13.98	5.44	^	5.44 ^
Class C Shares — Inception 9/3/96	-11.61	-12.38	8.16	7.21	14.22	14.22	14.60		14.60
Class I Shares — Inception 9/18/97	-11.18	NA	9.24	NA	15.36	NA	15.82		NA
Class R Shares — Inception 3/1/07	-11.39	NA	8.71	NA	NA	NA	13.52	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
10     SEMIANNUAL REPORT     Calamos Growth Fund

Calamos Growth and Income Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVTRX	CVTYX	CVTCX
FUND CUSIP NUMBERS

A Shares	128119104
B Shares	128119765
C Shares	128119831
Fund Objective
High long-term total return through growth and current income
Investment Strategy
•	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

•	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

•	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers
Investor Profile
This Fund may be suitable for investors who seek:
•	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments
•	A consistent income stream
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Growth and Income Fund fell 9.88% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the S&P 500 Index* declined 9.64% and the Value Line Convertible Index** dropped 5.86%. However, Calamos Growth and Income Fund has outperformed the benchmark indexes over the past 10 years and since its inception (see the “Growth of $10,000” charts below and on page 16). Moreover, as illustrated in the rolling returns chart on the following page, the Fund has delivered compelling results through a variety of market environments.
Growth of $10,000: for 10-year period ended 4/30/08
Calamos Growth and Income Fund
S&P 500 Index*
Value Line Convertible Index**
$30,000 $25,000 $20,000
$1 5,000
$10,000 $5,000
4/30/98 4/99 4/00 4/01 4/02
4/03
4/04 4/05 4/06 4/07 4/08
Calamos Growth and Income Fund     SEMIANNUAL REPORT     11

Calamos Growth and Income Fund
ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	37.9
Convertible Preferreds	6.8
Preferreds	0.0
Common Stock	48.4
Synthetic Convertibles	4.7
Options	0.0
Cash and Receivables/Payables	2.2
SECTOR ALLOCATION

Information Technology	30.3%
Health Care	15.0
Industrials	11.8
Consumer Discretionary	11.8
Energy	11.3
Financials	9.3
Consumer Staples	5.4
Telecommunication Services	1.6
Materials	1.3
Utilities	0.0
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
LONG-TERM PERFORMANCE: ROLLING THREE-YEAR RETURNS
Our investment process seeks to create wealth and manage risk over the long term—through full market cycles. To help you evaluate the Fund’s longer-term results, these graphs show how the Fund has performed during three-year rolling time periods spanning the last 12 years. During the period covered in the graph, the markets cycled through a variety of environments, including rising markets (in the late 1990s, and from 2003 through 2007) and down markets (from 2000 through 2002, and early 2008). The graphs reflect that not only did the Fund participate in positive market movement, but that it also proved more resilient than the benchmarks during difficult markets.
Growth and Income Fund S&P 500 Index* Value Line Convertible Index**
30% 25% 20%
1 5%
10% 5% 0% -5%
2008 2007 2006 2005 2004 2003 2002 2001 2000 1999
Trailing Three-Year Period Ended April 30
Fund and index data above are based on annualized returns. Calculation is based on the average return on an annual basis.
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
12     SEMIANNUAL REPORT     Calamos Growth and Income Fund

Calamos Growth and Income Fund
CREDIT QUALITY
ALLOCATION OF BONDS

AAA	0.9%
AA	9.4
A	24.3
BBB	29.7
BB	30.4
B	5.3
CCC and below	0.0
Unrated Securities	0.0
MARKET CAPITALIZATION OF EQUITIES

Median Market Cap	$39 billion
Weighted Average Market Cap	$53 billion
TOP 10 HOLDINGS

Transocean, Inc.	3.1%
Cisco Systems, Inc.	2.7
Bank of America Corp. (The Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)	2.6
Nike, Inc.	2.6
EMC Corp.	2.5
Walt Disney Company	2.4
Teva Pharmaceutical Industries, Ltd.	2.3
Oracle Corp.	2.2
Gilead Sciences, Inc.	2.0
Aon Corp.	1.9
Q. How did broad market conditions influence the Fund during the period?
A. As we discuss in the Economic and Market Review, the six-month period was defined by a decline in equity prices until March 17, when the Fed introduced accommodative measures in order to bring much needed stability to the financial and credit markets. The time period also sparked fierce debate regarding the possibility of a recession, the magnitude of an economic slowdown, and the consequences of the falling real estate market coupled with rising commodity prices. Following the actions by the Fed, markets have stabilized, volatility has waned and investors have begun to favor the higher-quality growth companies that are owned in the fund.
Q. More specifically, what factors enhanced performance?
A. The Fund benefited from an underweight position within the financial sector, which was the worst performing sector in the broad market. We did not hold any securities of companies in the thrifts and mortgage finance industry, which was the hardest-hit area, as subprime woes and housing market declines wreaked havoc. We were concerned about the risks associated with these businesses and their lending practices of late and subsequently underweighted the entire sector.
Additionally, issue selection within the consumer discretionary and industrial sectors bolstered performance during the period, relative to the S&P 500 Index. We are finding many well-diversified companies participating in global infrastructure build-out, including market leaders within the aerospace and defense, engineering and construction industries. Within the consumer discretionary sector, we owned several of the better performing online services businesses that allow people to manage their consumption more efficiently. In this area, our focus is on solid businesses with strong brands, better balance sheets and a significant portion of revenues coming from overseas.
Q. What factors hindered performance?
A. Relative to the S&P 500 Index, our overweight stance and issue selection in the information technology sector detracted from performance, as it was the second-worst-performing sector during the period. Much of the sell-off in technology companies occurred in January, as investors sold stocks that had worked well in 2007. We believe that much of that sell-off was emotional rather than fundamental. We continue to believe that the technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and highly productive. On another level, technology will continue to serve the growing needs of consumers and their desire for the latest improved devices at a lower price.
The Fund’s underweight position to the energy sector also slowed performance during the six-month period. This sector was the only positive performer during the period, as it was driven by surging oil prices. Despite our underweight position, our relative
Calamos Growth and Income Fund     SEMIANNUAL REPORT     13

Calamos Growth and Income Fund
performance beat that of the index. Our focus here remains on those businesses not dependent upon the price of oil, such as drillers and equipment service providers.
Q. The Fund includes convertibles as well as equities. Tell us more about the convertible allocation and how it influenced performance.
A. Convertible securities combine the capital appreciation potential of stocks and the potential downside protection of fixed-income securities. These hybrid characteristics allow us to better manage the risk/reward profile of the Fund and expand the investment opportunity set for our team. (For additional information about convertible securities, please see the Convertible Fund commentary, page 45, “What is a convertible security?”)
Our use of convertible securities was beneficial to the Fund during the six-month period, as their combined relative performance beat that of the broad equity universe. We tend to utilize convertibles more prominently in those sectors where we believe they would improve our ability to manage risk. Examples include the energy, industrial and health care sectors. In general, our convertible investments will have a high degree of equity sensitivity, reflecting our positive long-term outlook on the equity market. (As we discussed above, convertibles blend attributes of stocks (or equities) and fixed-income securities. Some have greater equity sensitivity and some are more “bond like”.)
Q. How have you positioned the Fund?
A. As was the case at the start of the period, we continue to favor high-quality, traditional growth businesses that exhibit sustainable earnings growth, solid balance sheets and strong cash flow. In turn, we remain very selective in regard to more cyclical businesses and those that are reliant upon the continued strength of commodity prices.
We have positioned the Fund for an economic slowdown in the United States by owning securities of traditional growth businesses with a globally diversified revenue base. Within technology, we are favoring companies that can help other businesses remain productive in a globally competitive business world, such as software and service providers, communications and semiconductors. Additionally, we are favoring consumer-related technology in companies that are creating demand with more advanced devices at even lower prices.
Among consumer-oriented companies, we are avoiding firms that sell big-ticket items that would need to be financed for consumers, but we are favoring brand names that serve a global marketplace. We have added to our positions in industrial names including aerospace and defense, electrical equipment and machinery industries. We believe these areas offer long-term opportunities as governments and the private sector continue to spend on global infrastructure rebuilding and new development. Finally, our allocation to the energy sector increased during the period because of
14     SEMIANNUAL REPORT     Calamos Growth and Income Fund

Calamos Growth and Income Fund
strong performance in our current names as well as the addition of investments within the drilling and service provider industries.
Q. Do you have any closing thoughts for shareholders?
A. We recognize that the high volatility and uncertainty of the semiannual period may have unsettled investors. We believe that the Fund is well positioned for the current market environment and for the longer term. We believe the Fund’s ability to invest in both stocks and convertibles will continue to provide us with enhanced opportunities to manage risk and pursue returns.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
Calamos Growth and Income Fund     SEMIANNUAL REPORT     15

Calamos Growth and Income Fund
GROWTH OF $10,000: SINCE INCEPTION (9/22/88) THROUGH 4/30/08
We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles.
Calamos Growth and Income Fund S&P 500 Index* Value Line Convertible Index**
$120,000 $90,000
$6 0,000
$30,000 $1 0,000
9/22/88 12/92 12/96 12/00 12/04 4/08
$1 06,952 $7 8,169
$47,704
TOTAL RETURN

							10 YEARS OR
	6 MONTHS		1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 9/22/88	-9.88%	-14.17%	0.13%	-4.63%	10.19%	9.12%	10.60%		10.06%
Class B Shares — Inception 9/11/00	-10.25	-14.43	-0.65	-5.27	9.37	9.09	6.75	^	6.75 ^
Class C Shares — Inception 8/5/96	-10.26	-11.09	-0.66	-1.58	9.37	9.37	10.01		10.01
Class I Shares — Inception 9/18/97	-9.79	NA	0.36	NA	10.47	NA	10.93		NA
Class R Shares — Inception 3/1/07	-10.04	NA	-0.15	NA	NA	NA	3.20	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
16     SEMIANNUAL REPORT     Calamos Growth and Income Fund

Calamos Value Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVAAX	CVABX	CVACX
FUND CUSIP NUMBERS

A Shares	128119666
B Shares	128119658
C Shares	128119641
Fund Objective
Long-term capital growth
Investment Strategy
•	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

•	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

•	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

•	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors
Investor Profile
This Fund may be suitable for investors who seek:
•	A vehicle for building assets to meet medium-range to long-range financial goals

•	A value-oriented complement to a growth-oriented portfolio
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Value Fund fell 10.17% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the Russell 1000® Value Index* declined 9.83%. However, the Fund has delivered positive performance over longer periods.
Growth of $10,000: since inception (1/2/02) through 4/30/08
Calamos Value Fund
Russell 1000® Value Index*
$20,000 $1 7,500 $1 5,000 $1 2,500
$10,000 $7,500 $5,000
1 /2/02 12/02 12/03 12/04 12/05 12/06 4/08
$16,004 $1 3,753
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Calamos Value Fund     SEMIANNUAL REPORT     17

Calamos Value Fund
MARKET CAPITALIZATION OF EQUITIES

Small Cap: < $2bil	0.0%
Medium/Small Cap: $2bil — $5bil	2.0
Medium Cap: $5bil — $16bil	13.4
Medium/Large Cap: $16bil — $53bil	31.7
Large Cap: >$53bil	52.9
TOP 10 HOLDINGS

Johnson & Johnson	4.8%
Coca-Cola Company	4.6
Nestle Holdings, Inc.	3.8
Cisco Systems, Inc.	3.7
Oracle Corp.	3.5
Nike, Inc.	3.4
eBay, Inc.	3.2
American International Group, Inc.	3.0
Pride International, Inc.	2.9
Infosys Technologies, Ltd.	2.7
SECTOR ALLOCATION

Information Technology	26.9%
Financials	17.9
Consumer Discretionary	16.7
Consumer Staples	14.4
Health Care	10.2
Energy	6.1
Industrials	5.2
Materials	0.0
Telecommunication Services	0.0
Utilities	0.0
Sector allocations are based on net assets and may vary over time.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
The Value Fund seeks to own undervalued securities where the stock price has been temporarily depressed due to one-time events or investor sentiment that we expect to turn around. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses fundamental and quantitative analysis. We seek to purchase stocks at discounts to our estimates of the company’s intrinsic business value, utilizing a cash-flow analysis and return on invested capital to determine that price. We consider each investment independently as well as in the context of the portfolio as a whole. We also search for a catalyst or reason that will result in the companies’ prospects and intrinsic stock price being favorably recognized by the market. We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio.
Q. How did broad market conditions influence the Fund during the period?
A. As we discuss in the Economic and Market Review, the six-month period was broadly characterized by a decline in stock prices until March 17, 2008—a date marked by the Federal Reserve’s coordinated activities to help bail-out investment bank Bear Stearns and bring some much needed stability to the financial sector and credit markets. Investors had long been pondering an economic slowdown as well as specific pressures from a falling housing market and rising commodity prices. The effects of subprime lending and losses at large financial institutions seemed to feed investors’ fears regarding a potential recession in the United States. Since the Fed’s “intervention,” markets have rallied as investors cautiously treaded back into the markets.
However, this late rally was not robust enough to make up for declines earlier in the reporting period, and declines were broad based across the universe of value stocks. In fact, the only sector in the Russell 1000® Value Index to finish in positive territory for the period was energy.
Q. What factors enhanced performance?
A. Strong issue selection was the driver of positive relative performance for the Fund during the six-month period. In fact, stocks in the Fund outperformed those of the Russell 1000® Value Index in seven out of the 10 sectors, most notably in health care, information technology and energy. Within health care, good selection in pharmaceuticals helped us avoid or underweight some of the companies with big declines in that space. We also steered clear of health care providers that declined sharply and chose strong performers in the supplies industry. In energy, our selection
18     SEMIANNUAL REPORT     Calamos Value Fund

Calamos Value Fund
steered the Fund toward better-performing names in the oil, gas and consumable fuels industry.
Additionally, our underweight to financials, the largest sector in the value index, bolstered performance. Financials was the second-worst-performing sector due in large part to the writing down of large losses among various banks. We didn’t own any thrifts and mortgage finance businesses, and were dramatically underweight capital markets’ stocks and the sector as a whole.
Q. What factors hindered performance?
A. The most significant drag on performance was the overweight to information technology stocks. The sector performed well for most of the period, but saw significant sell-offs in January and February when banking and recession fears hit the hardest. We continue to believe that technology businesses offer a great investment opportunity, and that the sector’s sell-off was more emotional than fundamental.
The other hindrance to performance was the underweight to the energy sector, the best-performing sector in the value market and the only positive contributor to the index’s returns for the period. Our selection within energy delivered better performance than the stocks in the index, but that couldn’t make up for the effects of underweighting the sector. We continue to find it difficult to forecast long-term growth for the sector and believe that the run-up in stock prices makes energy a difficult fit within a value portfolio in today’s market.
Q. How have you positioned the Fund?
A. As of period end, the Fund was most significantly overweight to information technology stocks, which was also the largest absolute weighting of any sector in the Fund. Technology companies should be better able to demonstrate higher and more consistent growth in an economic slowdown. We are favoring companies that are providing goods and services to help other businesses be as productive and cost efficient as possible. Additionally, many of these businesses are providing improved technologies to consumers at consistently lower prices. These technology businesses are also benefitting from a global marketplace and may be better able to tap into higher growth rates and demand outside of the United States.
We have also used the market drop to add some financial businesses to the portfolio at very attractive prices. While we haven’t moved into mortgages and thrifts, we have been able to find businesses within banking, financial services and asset management that had been sold off to levels that make them good value propositions.
Calamos Value Fund     SEMIANNUAL REPORT     19

Calamos Value Fund
Q. Do you have any closing thoughts for investors?
A. We believe that the portfolio, which owns high-quality businesses at very reasonable valuations, is well positioned going forward. The businesses in the Fund have higher long-term earnings growth estimates than the index and their price-to-earnings ratios versus future estimated growth rates are compelling.
We believe the historic resilience of the markets and global economy should inspire confidence in investors, even if the near-term economic conditions remain clouded. It is important to remember that the markets will always entail risk, and it is through managing risk that opportunities emerge. In fact, from a value investing standpoint, the current volatility is providing a field day to buy beaten down stocks we like at attractive prices. Above all else, it is important to remember that investing is a long-term, patient endeavor, requiring discipline throughout the different phases of the economic cycle.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
20     SEMIANNUAL REPORT     Calamos Value Fund

Calamos Value Fund
TOTAL RETURN

	6 MONTHS		1 YEAR		5 YEAR†		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 1/2/02	-10.17%	-14.42%	-4.72%	-9.24%	11.66%	10.59%	5.98%	5.17%
Class B Shares — Inception 1/2/02	-10.44	-14.61	-5.37	-9.78	10.84	10.57	5.20	5.20
Class C Shares — Inception 1/2/02	-10.45	-11.29	-5.45	-6.34	10.82	10.82	5.19	5.19
Class I Shares — Inception 3/1/02	-10.01	NA	-4.44	NA	11.96	NA	6.72	NA
Class R Shares — Inception 3/1/07	-10.26	NA	-4.94	NA	NA	NA	-0.15	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Value Fund     SEMIANNUAL REPORT     21

Calamos Blue Chip Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CBCAX	CBCBX	CBXCX
FUND CUSIP NUMBERS

A Shares	128119625
B Shares	128119617
C Shares	128119591
Fund Objective
Long-term capital growth
Investment Strategy
•	Invests in larger, established companies with balance sheet strength, which can help mitigate downside risk
•	Applies proprietary models to determine the return potential of both growth and value companies, favoring either style based on bottom-up analysis and a top-down overlay of macro-economic themes
•	Includes companies in the S&P 500 Index and Dow Jones Industrial Average with at least $2 billion in market capitalization that possess blue chip characteristics
•	Seeks businesses with diversified product lines that can increase productivity to maintain growth
•	Aims to invest in a diversified mix of what we believe to be the best opportunities at any point in the economic cycle
Investor Profile
This Fund may be suitable for investors who seek:
•	A vehicle for building assets to meet medium- to long-range financial goals
•	A larger-cap core offering of diversified companies providing broad market participation
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Blue Chip Fund fell 9.45% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the S&P 500 Index* declined 9.64%. However, the Fund has delivered positive performance over longer periods.
Growth of $10,000: since inception (12/1/03) through 4/30/08
Calamos Blue Chip Fund
S&P 500 Index*
$16,000 $14,000 $12,000 $10,000 $8,000
1 2/1/03
12/04 12/05 12/06 12/07 4/08
$1 4,203 $1 2,869
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified portfolio that will outperform the stock market over the long-term. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and increased technological advancements.
22     SEMIANNUAL REPORT     Calamos Blue Chip Fund

Calamos Blue Chip Fund
MARKET CAPITALIZATION OF EQUITIES

Small Cap: < $2bil	0.0%
Medium/Small Cap: $2bil — $5bil	0.0
Medium Cap: $5bil — $16bil	5.1
Medium/Large Cap: $16bil — $53bil	33.9
Large Cap: >$53bil	61.0
TOP 10 HOLDINGS

General Electric Company	3.5%
Microsoft Corp.	3.4
Exxon Mobil Corp.	3.4
Johnson & Johnson	2.7
AT&T, Inc.	2.5
Apple, Inc.	2.3
JPMorgan Chase & Company	2.1
International Business Machines Corp.	2.0
Cisco Systems, Inc.	1.9
Bank of America Corp.	1.9
SECTOR ALLOCATION

Information Technology	23.8%
Financials	16.3
Industrials	14.1
Health Care	12.8
Energy	12.7
Consumer Staples	7.2
Consumer Discretionary	5.4
Telecommunication Services	3.1
Materials	2.0
Utilities	1.3
Sector allocations are based on net assets and may vary over time.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
In this Fund, we invest in a portfolio of high-quality businesses, focusing on companies with financial strength and superior growth prospects. We favor companies with sustainable business models that exhibit high or accelerating growth in revenues, earnings and/or return on capital, trading at reasonable valuations. This Fund may find opportunities in these high-quality businesses within the “growth” style of investing (investing in a company whose stock price may appreciate because of the company’s ability to generate high or accelerating growth) or the “value” style of investing (investing in a company whose stock price may appreciate because the current price is temporarily undervalued).
Q. How did broad market conditions influence the Fund during the period?
A. As we discuss in the Economic and Market Review the six-month period was broadly characterized by a decline in stock prices until March 17, 2008—a date marked by the Federal Reserve’s coordinated activities to help bail-out investment bank Bear Stearns and bring some much needed stability to the financial sector and credit markets. Investors had long been pondering an economic slowdown as well as specific pressures from a falling housing market and rising commodity prices. The effects of subprime lending and losses at large financial institutions seemed to feed investors’ fears regarding a potential recession in the United States. Since the Fed’s intervention, markets have rallied as investors have cautiously treaded back into the markets, favoring the higher-quality growth stocks that we own in the Fund.
Q. What factors enhanced performance?
A. Our stock selection in the financial sector, particularly within the insurance and capital markets industries, bolstered performance. Within the index, financials proved to be one of the worst-performing sectors due in large part to the writing down of large losses among various banks. We didn’t own any thrifts and mortgage finance businesses and were dramatically underweight the sector as a whole. As mentioned, the Fund’s relative performance versus the index was enhanced by its insurance names, which have proved less vulnerable to the credit crunch.
The Fund’s information technology names also helped performance. Many of these companies in the communications equipment and information technology services industries provide productivity enhancers and should continue to reap benefits as businesses look to enhance their competitive advantages in the global arena.
Q. What factors hindered performance?
A. The most significant drag on performance was the overweight to information technology stocks. The sector performed well for most of the period but suffered
Calamos Blue Chip Fund     SEMIANNUAL REPORT     23

Calamos Blue Chip Fund
significant sell-offs in January and February when banking and recession fears hit the hardest. We continue to believe that technology businesses offer an excellent investment opportunity and that the sector’s sell-off was more emotional than fundamental.
The Fund’s consumer discretionary stake, especially one consumer services stock, weighed on performance. Our media representation also hampered results. Although our selection of energy stocks finished up, we underperformed relative to the index because we intentionally omitted some of the high-flying stocks that we view as inordinately risky.
Q. How have you positioned the Fund?
A. As of the end of the reporting period, the Fund’s most sizable allocations were to the information technology, financials and industrial sectors. We recently took the opportunity to add selectively to the materials sector, focusing in on chemicals and mining names that should continue to benefit from rising worldwide demand. We decided to shed some consumer discretionary stocks. With the recent downdraft in financials, we are taking the opportunity to restructure our position in the sector by adding names that are attractively priced and trimming others.
Q. Do you have any closing thoughts for shareholders?
A. The past six months have been a challenging period, but we are optimistic about the prospects for the Fund. We have found many opportunities to purchase blue chip businesses at attractive prices, and believe that quality blue-chip stocks should demonstrate their merits in a period of slower economic growth.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
24     SEMIANNUAL REPORT     Calamos Blue Chip Fund

Calamos Blue Chip Fund
TOTAL RETURN

	6 MONTHS		1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 12/1/03	-9.45%	-13.76%	-0.53%	-5.23%	7.05%	5.88%
Class B Shares — Inception 12/1/03	-9.72	-13.94	-1.24	-5.85	6.26	5.89
Class C Shares — Inception 12/1/03	-9.78	-10.62	-1.31	-2.23	6.26	6.26
Class I Shares — Inception 12/1/03	-9.32	NA	-0.28	NA	7.33	NA
Class R Shares — Inception 3/1/07	-9.52	NA	-0.73	NA	3.88	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Blue Chip Fund     SEMIANNUAL REPORT     25

Calamos Multi-Fund Blend
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CMQAX	CMQBX	CMQCX
FUND CUSIP NUMBERS

A Shares	128119534
B Shares	128119526
C Shares	128119518
Fund Objective
Long-term capital growth and, secondarily, current income
Investment Strategy
•	Calamos Multi-Fund Blend combines three compelling Calamos funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio

•	By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap
•	Calamos Growth Fund—an aggressive fund that seeks stocks with above-average growth potential

•	Calamos Global Growth and Income Fund—a defensive mix of U.S. and foreign equity and convertible securities

•	Calamos Value Fund—seeks undervalued companies that possess catalysts for growth
•	The Fund will invest in Class I shares of these underlying funds

•	The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation

•	New cash flows can be used to achieve rebalancing
Investor Profile
This Fund may be suitable for investors who seek:
•	Broad diversification, total-return potential and risk control

•	A core equity allocation, which offers growth, value and defensive global holdings

•	An automatic rebalancing feature
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Multi-Fund Blend fell 11.06% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the S&P 500 Index* declined 9.64%. However, the Fund has outperformed the benchmark index since its inception (see the “Growth of $10,000” chart below). Additionally, investors may find it beneficial to review the longer-term performance of the three underlying funds in Calamos Multi-Fund Blend (Calamos Growth Fund, page 6; Calamos Value Fund, page 17; and Calamos Global Growth and Income Fund, page 30.)
Growth of $10,000: since inception (6/28/06) through 4/30/08
Calamos Multi-Fund Blend
S&P 500 Index*
$1 3,000 $1 2,000 $11,000 $1 0,000
$9,000
6/28/06 12/06 12/07 4/08
$11 ,385 $11 ,295
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. Each of the underlying funds is managed according to a consistent discipline and process. We combine thematic considerations with rigorous proprietary security research to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
26     SEMIANNUAL REPORT     Calamos Multi-Fund Blend

Calamos Multi-Fund Blend
UNDERLYING FUND CHARACTERISTICS

GROWTH FUND
Number of Holdings	177
Net Assets	$14,747,884,425
Turnover FYTD	32.2%
VALUE FUND
Number of Holdings	40
Net Assets	$112,292,402
Turnover FYTD	26.2%
GLOBAL GROWTH AND INCOME FUND
Number of Holdings	101
Net Assets	$1,292,740,485
Turnover FYTD	59.2%
REGIONAL ALLOCATION

North America	66.5%
Europe	17.7
Asia/Pacific	7.2
Caribbean	3.4
Latin America	2.1
Middle East/Africa	0.7
SECTOR ALLOCATION

Information Technology	29.3%
Consumer Discretionary	15.1
Financials	12.3
Health Care	11.2
Industrials	10.7
Energy	7.3
Consumer Staples	7.1
Materials	2.5
Telecommunication Services	1.8
Utilities	0.3
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. Calamos Multi-Fund Blend invests equally in three Calamos Funds. How did each of these underlying funds contribute to performance?
A. Calamos Multi-Fund Blend invests in Calamos Growth Fund, Calamos Global Growth and Income Fund, and Calamos Value Fund. (See the sidebar on the facing page for more information about these Funds.) Across the markets, it was a difficult six months, during which investors contemplated the depth of the credit crisis and the prospect that the United States could lead the global economy into recession. Given the severity of the general market downdraft during this challenging period, each of the underlying funds posted negative returns. Drawing on our long-term perspective and decades of experience in the markets, however, we maintain a high degree of conviction in each fund’s positioning and strategy.
Calamos Growth Fund. The portfolio’s significant weighting to the information technology sector slowed performance. Much of the sell-off in technology names occurred in January, as investors sold names that had worked well in 2007. We believe that the sell-off was mostly emotional rather than fundamental. In fact, many of these same securities recovered nicely in April after the Fed’s aggressive moves to support the economy and allay investors’ concerns. The Fund benefitted significantly by limiting its position in financials, the worst-performing sector in the broad market during the six-month period. We did not hold any securities of companies in the thrifts and mortgage finance industry—the worst-performing industry as subprime woes and housing market declines wreaked havoc on these businesses. Additionally, issue selection within the materials sectors added to performance during the period. Within the materials sector, the companies that we owned provided positive returns. In particular, several chemicals businesses that contribute to foods and farming garnered strong gains during the period.
Calamos Global Growth and Income Fund. The portfolio’s large representation of information technology securities slowed performance. We continue to believe that the information technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and more productive. The portfolio’s underweight position in the more cyclical energy and materials sectors also hurt performance. We continue to question the ability to sustain earnings growth and high valuations in these areas. Given the global credit crisis that has been unfolding since the middle of 2007, Calamos Global Growth and Income Fund was well served by its smaller position in the financial sector. The Fund also benefited from stronger security selection in the health care sector, particularly in biotechnology. Our large weighting of non-U.S. markets helped as well, given their continued outperformance of the United States.
Calamos Multi-Fund Blend     SEMIANNUAL REPORT     27

Calamos Multi-Fund Blend
Calamos Value Fund. Here, too, the most significant drag on performance was our large stake in information technology stocks. Another hindrance to performance was our smaller presence in the energy sector, the best-performing sector in the value market. We find it hard to justify long-term growth for the sector and believe that the run-up in stock prices makes energy a difficult fit within a value portfolio in today’s market. On the upside, within health care, good selection in pharmaceuticals helped us avoid or underweight some of the companies with big declines in that space. We also chose strong performers in the health care supplies space. In energy, we gravitated toward better-performing names in the oil, gas and consumable fuels industry. Additionally, our selective approach to financials bolstered performance, for example, the Fund did not own any thrifts and mortgage finance businesses, which were particularly hard hit during the period.
Q. How have you positioned the underlying Funds?
A. We have positioned the Growth Fund for an economic slowdown in the United States, by owning stocks of higher-quality growth businesses with strong balance sheets and a globally diversified revenue base. Whether the United States experiences a recession by the technical definition or not, we have positioned the Fund to favor growth opportunities in areas such as information technology, consumer discretionary and industrial sectors. In the Value Fund, we have used the market drop to add some financial businesses to the portfolio at very attractive prices. We have been able to find businesses within banking, financial services and asset management that had been sold off to levels that make them good value propositions. In the Global Growth and Income Fund, we remain underweight the United States versus the MSCI World Index constituents. We have trimmed our position in Japan, partly on disappointment with a slowdown in government reform but also due to company-specific factors. We remain selective within emerging markets, where the Fund’s total exposure is less than 10%. Convertibles continue to be a very important component of the Fund’s strategy and look attractive versus stocks from a risk/reward perspective in sectors such as energy and materials, as well as certain industries within consumer discretionary and financials.
Q. Do you have any closing thoughts for shareholders?
A. The past six months was a challenging period, across asset classes and markets. We believe, however, that the global economy will continue to provide exciting and diverse opportunities for long-term investors. Through its broad diversification and risk-managed approach, Calamos Multi-Fund blend should be well-positioned to participate.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
28     SEMIANNUAL REPORT     Calamos Multi-Fund Blend

Calamos Multi-Fund Blend
ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	12.7
Convertible Preferreds	2.5
Preferreds	0.0
Common Stock	81.7
Synthetic Convertibles	0.7
Options	0.0
Cash and Receivables/Payables	2.4
LOW PORTFOLIO OVERLAP
Calamos Multi-Fund Blend is able to achieve broad diversification with minimal overlap between the holdings of its underlying funds.
Growth Global Value 9.57% 11 .07%
12.96%
The portfolios of the underlying funds are actively managed. Holdings and weightings are subject to change daily. Diversification does not eliminate risk.
TOP 10 HOLDINGS

Nike, Inc.	2.5%
Coca-Cola Company	2.1
Alcon, Inc.	2.0
Oracle Corp.	1.8
eBay, Inc.	1.7
Johnson & Johnson	1.6
Cisco Systems, Inc.	1.6
Nintendo Company, Ltd.	1.6
Google, Inc.	1.4
Nokia Corp.	1.4
TOTAL RETURN

	6 MONTHS		1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 6/28/06	-11.06%	-15.28%	1.82%	-3.05%	10.18%	7.30%
Class B Shares — Inception 6/28/06	-11.42	-15.81	1.03	-3.97	9.35	7.32
Class C Shares — Inception 6/28/06	-11.42	-12.30	1.03	0.03	9.35	9.35
Class I Shares — Inception 6/28/06	-10.94	NA	2.08	NA	10.43	NA
Class R Shares — Inception 3/1/07	-11.25	NA	1.54	NA	5.88	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and is in effect through February 28, 2009. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown is from 6/30/06, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Multi-Fund Blend     SEMIANNUAL REPORT     29

Calamos Global Growth and Income Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVLOX	CVLDX	CVLCX
FUND CUSIP NUMBERS

A Shares	128119500
B Shares	128119732
C Shares	128119708
Fund Objective
High long-term total return through capital appreciation and current income
Investment Strategy
•	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

•	Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

•	Emphasizes countries espousing free-market principles
Investor Profile
This Fund may be suitable for investors who seek:
•	A risk-managed approach to pursuing growth opportunities around the world

•	A portfolio of securities representing various-sized companies from multiple countries

•	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s results.
For example, Calamos Global Growth and Income Fund fell 11.89% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the MSCI World Index* declined 9.12%. However, Calamos Global Growth and Income Fund has outperformed the benchmark index over the past 10 years and since its inception (see the “Growth of $10,000” charts below and on page 35). Moreover, as illustrated in the rolling returns chart on the following page, the Fund has delivered compelling results through a variety of market environments.
Growth of $10,000: for 10-year period ended 4/30/08
Calamos Global Growth and Income Fund
MSCI World Index*
$30,000 $25,000 $20,000
$1 5,000
$10,000 $5,000
4/30/98 4/99 4/00 4/01 4/02 4/03 4/04 4/05 4/06 4/07 4/08
$22,855 $1 7,025
30     SEMIANNUAL REPORT     Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund
ASSET ALLOCATION

Corporate bonds	0.0%
Convertible Bonds	38.3
Convertible Preferreds	7.4
Preferreds	0.0
Common Stock	50.3
Synthetic Convertibles	2.2
Options	0.0
Cash and Receivables/Payables	1.8
SECTOR ALLOCATION

Information Technology	24.2%
Health Care	14.6
Financials	14.0
Consumer Discretionary	13.5
Industrials	10.1
Energy	8.8
Consumer Staples	6.2
Materials	3.8
Telecommunication Services	2.1
Utilities	0.9
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
MARKET CAPITALIZATION OF EQUITIES

Median Market Cap	$40 billion
Weighted Average Market Cap	$52 billion
REGIONAL ALLOCATION

Europe	39.1%
North America	30.6
Asia/Pacific	16.3
Latin America	5.1
Caribbean	4.9
Middle East/Africa	2.2
LONG-TERM PERFORMANCE: ROLLING THREE-YEAR RETURNS
Our investment process seeks to create wealth and manage risk over the long term—through full market cycles. To help you evaluate the Fund’s longer-term results, these graphs show how the Fund has performed during three-year rolling time periods spanning the last 11 years. During the period covered in the graph, the markets cycled through a variety of environments, including rising markets (in the late 1990s, and from 2003 through 2007) and down markets (from 2000 through 2002, and early 2008).The graphs reflect that not only did the Fund participate in positive market movement, but that it also proved more resilient than the benchmark during difficult markets.
Global Growth and Income Fund
MSCI World Index*
25% 20% 1 5%
10% 5% 0% -5%
2008 2007 2006 2005 2004 2003 2002 2001 2000
Trailing Three-Year Period Ended April 30
Fund and index data above are based on annualized returns. Calculation is based on the average return on an annual basis.
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole. This Fund is designed to provide a more defensive approach to global investing than a pure stock portfolio. By combining stocks with
Calamos Global Growth and Income Fund     SEMIANNUAL REPORT     31

Calamos Global Growth and Income Fund
convertible securities and fixed-income investments, we seek long-term growth with lower volatility than an all-equity strategy.
Across the portfolio, our investment criteria favor companies exhibiting above-average and sustainable growth rates, reliable free cash flow and high return on invested capital. The mix among asset classes is flexible, based on where we are finding the most attractive opportunities. Throughout the period, we emphasized common stocks and convertible securities over corporate bonds.
Q. Please describe conditions in the global markets during the period.
A. As discussed in the Economic and Market Review, conditions in the global equity markets were extremely turbulent. Concerns about the U.S. economy took a toll on markets around the world. This broad decline in the equity markets continued until the middle of March— a date marked by the Federal Reserve’s coordinated activities to help bail-out investment bank Bear Stearns and bring some much needed stability to the financial sector and credit markets. Investors had long been pondering an economic slowdown as well as specific pressures from a falling housing market and rising commodity prices. The effects of subprime lending and losses at large financial institutions seemed to feed investors’ fears regarding a potential recession in the United States. Since the Fed’s intervention, markets have rallied as investors have cautiously treaded back into the markets, both in the United States and overseas.
Q. What factors enhanced performance?
A. Given the global credit crisis that has been unfolding since the middle of 2007, the Fund benefited from its significant underweight position to the financial sector. In addition to doubting the growth prospects for many of the large banks around the world, we questioned valuations and had struggled with understanding the levels of risk taken on by these groups in recent years. The portfolio also benefited from stronger security selection in the health care sector, particularly in biotechnology. Our overweighting of non-U.S. markets also helped given their continued outperformance over the United States.
Q. What factors hindered performance?
A. The portfolio’s overweight to the information technology sector slowed performance, as it was one of the second-worst-performing sectors during the period. Much of the sell-off in technology names occurred in January, as investors sold names that had worked well in 2007. We believe that much of that sell-off was emotional in nature rather than fundamental. We continue to believe that the information technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and more productive. On another level, technology will continue to serve the growing needs of consumers and their desire for the latest, improved devices at a lower price. The portfolio’s underweight position in the more cyclical energy and
32     SEMIANNUAL REPORT     Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund
CREDIT QUALITY ALLOCATION OF BONDS

AAA	1.0%
AA	13.7
A	20.7
BBB	28.5
BB	34.4
B	1.7
CCC and below	0.0
Unrated Securities	0.0
TOP 10 COUNTRY ALLOCATIONS

United States	28.7%
Switzerland	9.7
Germany	9.3
Japan	9.1
United Kingdom	7.4
Australia	4.0
Greece	3.9
Brazil	3.0
Cayman Islands	2.7
Finland	2.7
TOP 10 HOLDINGS

Nintendo Company, Ltd.	4.7%
Alcon, Inc.	3.4
Novo Nordisk, AS — B Shares	2.5
Teva Pharmaceutical Industries, Ltd.	2.2
Intralot SA	2.2
CSL, Ltd.	2.1
Nokia Corp.	2.1
America Movil, SA de CV	2.1
Transocean, Inc.	2.0
Bayer, AG	1.9
materials sectors also hurt performance. We continue to question the ability to sustain earnings growth and high valuations in these areas.
We hedge the majority of the Fund’s exposure to non-U.S. currencies back into the U.S. dollar. We believe we add the most value to Fund shareholders through our top-down country and sector allocation and by finding good growth businesses through intensive bottom-up research. Accordingly, we focus on these longer-term investment concerns rather than trying to surmise what currencies will do next. During the reporting period, the U.S. dollar weakened relative to all major currencies, meaning that a U.S. dollar became exchangeable for less of these other currencies. As a result, the Fund did not participate in the upward moves of these non-U.S. currencies.
Q. The Fund invests in equities and convertible securities. How did convertible securities contribute to performance? (For an overview of convertible securities, please see the Convertible Fund commentary on page 45, “What is a convertible security?”)
A. In line with expectations, global convertible securities outperformed over the period as they benefited from their defensive characteristics and an increase in volatility during the period. From a quality perspective, investment-grade convertibles did better than below-investment-grade issues, in line with other parts of the credit market.
Overall, convertible market performance has been boosted by an increase in volatility as higher volatility increases the value of the conversion feature (or optionality) of a convertible issue. After a number of years of abnormally low volatility, volatility has risen since the credit crisis started last summer. 2007 provided us with the second-largest calendar year of convertible issuance on record. While 2008 has started somewhat slower, issuance has been positively influenced by the capital raising activities of large U.S. financial institutions in the first four months of the year. Going forward, we continue to believe convertible issuance is likely to improve given the widening of credit spreads in the broad credit market as well as continued equity market volatility. Both of these factors make issuing convertible securities more attractive than other debt instruments for many global corporations.
Q. How have you positioned the Fund?
A. We continue to favor traditional growth sectors, with information technology and health care among the largest sectors in the Fund. Although we are still significantly underweight versus the index, we have found some opportunities to add to our position in financials. So far, we have largely accomplished this through the use of convertible securities, which provide better downside protection than their equity alternatives and offer further support through yields. We have funded this increase in financials in part by trimming our exposures to areas within the two consumer sectors.
Calamos Global Growth and Income Fund     SEMIANNUAL REPORT     33

Calamos Global Growth and Income Fund
From a geographic perspective, we remain underweight the United States versus the MSCI World Index constituents. We have trimmed our position in Japan, partly on disappointment with a slowdown in government reform but also due to company-specific factors. We remain selective within emerging markets, where the Fund’s total exposure is less than 10%.
Convertibles continue to be a very important component of the strategy and account for approximately 50% of the portfolio. The use of convertibles helps us to not only manage volatility but also provides our clients with another source of alpha (the difference between a portfolio’s actual returns and its expected performance). Convertibles look attractive versus stocks from a risk/reward perspective in sectors such as energy and materials, as well as certain industries within consumer discretionary and financials.
Currently, we are approximately 80% hedged versus all non-U.S. currencies except for the euro, where the hedge is close to 95%. (Currency hedging is accomplished by entering into a contract that allows us to separate out or “hedge” out the currency risk of a non-U.S. investment. Through the hedging contract, we pay another investor to take on the currency exposure, so that a non-U.S. security effectively becomes a U.S. dollar investment.)
Q. Do you have any closing thoughts for shareholders?
A. We believe that abundant long-term opportunity exists in the global markets. Many long-term secular trends provide an exciting backdrop for growth and innovation. We are optimistic about the holdings in the Fund, and believe the companies we own are well positioned in this economic environment. We believe that the Fund’s ability to invest in both stocks and convertibles will serve shareholders well, by providing us with a broader universe of compelling growth choices.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
34     SEMIANNUAL REPORT     Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund
GROWTH OF $10,000: SINCE INCEPTION (9/9/96) THROUGH 4/30/08
We believe that a number of dynamic secular trends will create long-term investment opportunities around the world.
Calamos Global Growth and Income Fund
MSCI World Index*
$40,000 $30,000 $20,000
$1 0,000
9/9/96 12/98 12/00 12/02 12/04 12/06 4/08
TOTAL RETURN

							10 YEARS OR
	6 MONTHS		1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 9/9/96	-11.89%	-16.08%	1.75%	-3.05%	13.24%	12.14%	9.15%	8.62%
Class B Shares — Inception 9/11/00	-12.25	-16.38	0.98	-3.78	12.38	12.12	6.59^	6.59^
Class C Shares — Inception 9/24/96	-12.19	-13.02	1.03	0.09	12.39	12.39	8.58	8.58
Class I Shares — Inception 9/18/97	-11.79	NA	1.92	NA	13.49	NA	9.43	NA
Class R Shares — Inception 3/1/07	-12.00	NA	1.47	NA	NA	NA	5.15^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the MSCI World Index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Global Growth and Income Fund     SEMIANNUAL REPORT     35

Calamos International Growth Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CIGRX	CIGBX	CIGCX
FUND CUSIP NUMBERS

A Shares	128119575
B Shares	128119567
C Shares	128119559
Fund Objective
Long-term capital growth
Investment Strategy
•	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

•	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

•	Emphasizes countries espousing free-market principles

•	Seeks to outperform the MSCI EAFE® Growth Index over the long term with less volatility
Investor Profile
This Fund may be suitable for investors who seek:
•	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

•	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos International Growth Fund fell 11.48% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the MSCI EAFE® Growth Index* and the MSCI EAFE® Index** declined 7.41% and 8.99%, respectively. However, Calamos International Growth Fund has outperformed the benchmark indexes since its inception (see the “Growth of $10,000” chart below).
Growth of $10,000: since inception (3/16/05) through 4/30/08
Calamos International Growth Fund
MSCI EAFE® Growth Index*
MSCI EAFE® Index**
$20,000 $1 5,000 $1 0,000
$5,000
3/ 16/05 12/05 12/06 12/07 4/08
$16,340 $1 5,382 $1 5,074
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate
36     SEMIANNUAL REPORT     Calamos International Growth Fund

Calamos International Growth Fund
SECTOR ALLOCATION

Information Technology	30.5%
Industrials	15.5
Health Care	12.9
Financials	12.7
Energy	6.4
Consumer Discretionary	6.4
Materials	4.8
Telecommunication Services	4.7
Consumer Staples	4.5
Utilities	0.0
Sector allocations are based on net assets and may vary over time.
MARKET CAPITALIZATION OF EQUITIES

Median Market Cap	$18billion
Weighted Average Market Cap	$37billion
TOP 10 COUNTRY ALLOCATIONS

Switzerland	16.5%
United Kingdom	15.0
Japan	10.3
Germany	7.1
Australia	6.5
France	5.4
Norway	4.6
Canada	3.5
Brazil	2.9
Denmark	2.9
to changing demographics, globalization, the expansion of economic freedom, and supply-and-demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. Please describe conditions in the international markets during the period.
A. As discussed in the Economic and Market Review, conditions in the global equity markets were extremely turbulent. Concerns about the U.S. economy took a toll on markets around the world. This broad decline in the equity markets continued until the middle of March— a date marked by the Federal Reserve’s coordinated activities to help bail-out investment bank Bear Stearns and bring some much needed stability to the financial sector and credit markets. Investors had long been pondering an economic slowdown as well as specific pressures from a falling housing market and rising commodity prices. The effects of subprime lending and losses at large financial institutions seemed to feed investors’ fears regarding a potential recession in the United States. Since the Fed’s intervention, markets have rallied as investors have cautiously treaded back into the markets, both in the United States and overseas.
Q. What factors enhanced performance?
A. The Fund benefited from strong security selection in the health care sector, particularly in the biotechnology and pharmaceuticals industries. Our positioning in materials companies focused on metals and mining also added to performance relative to the index over the period.
Q. What factors hindered performance?
A. The portfolio’s overweight to the information technology sector slowed performance, as it was the second-worst-performing sector during the period. Much of the sell-off in technology names occurred in January, as investors sold names that had worked well in 2007. We believe that much of that sell-off was emotional in nature rather than fundamental. We continue to believe that the information technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and more productive. On another level, technology will continue to serve the growing needs of consumers and their desire for the latest, improved devices at a lower price. The portfolio’s selection in the consumer staples and consumer discretionary sectors also held back performance; specific examples included the brewing and apparel retail industries.
Calamos International Growth Fund     SEMIANNUAL REPORT     37

Calamos International Growth Fund
REGIONAL ALLOCATION

Europe	60.1%
Asia/Pacific	25.0
Latin America	5.5
Caribbean	4.3
North America	3.5
TOP 10 HOLDINGS

Nintendo Company, Ltd.	4.5%
Alcon, Inc.	4.2
CSL, Ltd.	3.5
Temenos Group, AG	3.4
Autonomy Corp. PLC	3.4
Ubisoft Entertainment SA	3.2
Novo Nordisk, AS — B Shares	2.9
ABB, Ltd.	2.9
America Movil, SA de CV	2.6
Julius Baer Holding, AG	2.4
Q. How have you positioned the Fund?
A. We continue to favor traditional growth sectors, with information technology and health care being among the largest sectors in the Fund. Although we are still significantly underweight versus the index, we have found some opportunities to add to our position in financials. While we have been primarily focused on asset management firms and stock exchanges in this sector over the past few years, we have taken the opportunity to add to some banks with exposure to the growth in emerging economies. We have funded this increase in financials, in part, by trimming our exposures to areas within the consumer sectors. We have also added to our position in the industrial sector as we look to invest in companies that will benefit from the increase in global expenditure on infrastructure.
We have trimmed our position in Japan, partly on disappointment with a slowdown in government reform but also due to company specific factors. We remain selective within emerging markets, where the Fund’s total exposure is approximately 10%.
Q. Do you have any closing thoughts for shareholders?
A. We continue to believe that abundant long-term opportunity exists in non-U.S. markets. Many long-term secular trends provide an exciting backdrop for growth and innovation, and overseas companies are playing an instrumental role in expansion of the global economy. We are optimistic about the holdings in the Fund, and believe the companies we own are well positioned in this economic environment.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
38     SEMIANNUAL REPORT     Calamos International Growth Fund

Calamos International Growth Fund
TOTAL RETURN

	6 MONTHS		1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 3/16/05	-11.48%	-15.70%	9.43%	4.25%	18.85%	17.01%
Class B Shares — Inception 3/16/05	-11.78	-16.04	8.65	3.65	17.97	17.29
Class C Shares — Inception 3/16/05	-11.80	-12.65	8.59	7.59	17.93	17.93
Class I Shares — Inception 3/16/05	-11.37	NA	9.69	NA	19.14	NA
Class R Shares — Inception 3/1/07	-11.59	NA	9.12	NA	16.20	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The MSCI EAFE® Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

**	The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos International Growth Fund     SEMIANNUAL REPORT     39

Calamos Global Equity Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CAGEX	CBGEX	CCGEX
FUND CUSIP NUMBERS

A Shares	128119484
B Shares	128119476
C Shares	128119468
Fund Objective
Long-term capital growth
Investment Strategy
•	Invests primarily in equity securities of companies around the world; may include some convertible securities
•	Focuses on a company’s earnings growth potential, financial strength and stability
•	Considers the value of a stock relative to the issuer’s worth and looks for near-term catalysts that could trigger an increase in the stock’s price
•	Assesses the issuer’s financial soundness, earnings and cash flow forecast, and quality of management
•	Applies macro-level themes and top-down diversification by industry and company type in an effort to lower risk
Investor Profile
The Fund may be suitable for investors who seek:
•	A diversified means to participate in the long-term growth potential of the global equity markets.
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. That said, for funds with recent inceptions, we recognize that shorter-term returns are the most tangible metric for performance. Even in such cases, we believe investors are best served by maintaining a long-term perspective.
For the six-month period ended April 30, 2008, Calamos Global Equity Fund fell 11.38% (Class A shares, unadjusted for sales charges). For the same period, the MSCI World Index* declined 9.12%. The Calamos Global Equity Fund has delivered positive performance and outperformed the benchmark since the Fund’s inception (see the “Growth of $10,000” chart below).
Growth of $10,000: since inception (3/1/07) throught 4/30/08
Calamos Global Equity Fund MSCI World Index*
$1 3,000 $1 2,000 $11,000 $1 0,000
$9,000
3/ 1/07 12/07 4/08
$11,343 $1 0,434
40     SEMIANNUAL REPORT     Calamos Global Equity Fund

Calamos Global Equity Fund
MARKET CAPITALIZATION OF EQUITIES

Median Market Cap	$19 billion
Weighted Average Market Cap	$48 billion
REGIONAL ALLOCATION

Europe	38.3%
North America	36.6
Asia/Pacific	13.9
Caribbean	4.9
Latin America	4.5
TOP 10 COUNTRY ALLOCATIONS

United States	32.5%
Switzerland	12.1
United Kingdom	7.4
Japan	6.9
Germany	4.3
Canada	4.1
France	3.9
Australia	3.5
Norway	3.3
Cayman Islands	2.5
SECTOR ALLOCATION

Information Technology	32.6%
Industrials	14.7
Health Care	13.2
Financials	11.3
Consumer Discretionary	8.7
Energy	6.7
Consumer Staples	4.2
Telecommunication Services	3.7
Materials	3.1
Utilities	0.0
Sector allocations are based on net assets and may vary over time.
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we are going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. Please describe conditions in the global markets during the period.
A. As discussed in the Economic and Market Review, conditions in the global equity markets were extremely turbulent. Concerns about the U.S. economy took a toll on markets around the world. This broad decline in the equity markets continued until the middle of March— a date marked by the Federal Reserve’s coordinated activities to help bail-out investment bank Bear Stearns and bring some much needed stability to the financial sector and credit markets. Investors had long been pondering an economic slowdown as well as specific pressures from a falling housing market and rising commodity prices. The effects of subprime lending and losses at large financial institutions seemed to feed investors’ fears regarding a potential recession in the United States. Since the Fed’s “intervention,” markets have rallied as investors have cautiously treaded back into the markets, both in the United States and overseas.
Q. What factors enhanced performance?
A. Given the global credit crisis that has been unfolding since the middle of 2007, the Fund benefited from its significant underweight position to financials. In addition to doubting the growth prospects for many of the large banks around the world, we questioned valuations and had struggled with understanding the levels of risk taken on by these groups in recent years. The portfolio also benefited from strong security selection in the health care sector, particularly in biotechnology. Our overweighting of non-U.S. markets relative to the MSCI World Index also helped given their continued outperformance over the United States.
Q. What factors hindered performance?
A. The portfolio’s overweight to the information technology sector slowed performance, as it was the second-worst-performing sector during the period. Much of the sell-off in technology names occurred in January, as investors sold names that had worked well in 2007. We believe that much of that sell-off was emotional in nature rather than fundamental. We continue to believe that the information technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and more productive. On another level, technology will continue to serve the growing needs of consumers and their desire for the latest, improved devices at a lower price. The portfolio’s selection in the consumer discretionary sector also held back performance, particularly due to disappointing results from our holdings in the education services industry.
Calamos Global Equity Fund     SEMIANNUAL REPORT     41

Calamos Global Equity Fund
TOP 10 HOLDINGS

Nintendo Company, Ltd.	4.3%
Apple, Inc.	3.7
Alcon, Inc.	3.3
Google, Inc.	3.2
Temenos Group, AG	2.7
CSL, Ltd.	2.7
Novo Nordisk, AS — B Shares	2.3
Ubisoft Entertainment SA	2.3
Autonomy Corp. PLC	2.2
America Movil, SA de CV	2.0
Q. How have you positioned the Fund?
A. We continue to favor traditional growth sectors, with information technology and health care being among the largest sectors in the Fund. Although we are still significantly underweight versus the index, we have found some opportunities to add to our position in financials. While we have been primarily focused on asset management firms and stock exchanges in this sector over the past few years, we have taken the opportunity to add to some banks with exposure to the growth in emerging economies. We have funded this increase in financials, in part, by trimming our exposures to areas within the consumer sectors. We have also added to our position in industrials as we look to invest in companies that will benefit from the increase in global expenditure on infrastructure.
From a geographic perspective, we remain underweight the U.S. versus the MSCI World Index. We have trimmed our position in Japan, partly on disappointment with a slowdown in government reform but also due to company specific factors. We remain selective within emerging markets, where the Fund’s total exposure is approximately 10%.
We have also added to our position in the industrial sector as we look to invest in companies that are benefiting from the increase in global expenditure on infrastructure.
Q. Do you have any closing thoughts for investors?
A. We continue to believe that abundant long-term opportunity exists in the global markets. Many long-term secular trends provide an exciting backdrop for growth and innovation. We are optimistic about the holdings in the Fund, and believe the companies we own are well positioned in this economic environment.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
42     SEMIANNUAL REPORT     Calamos Global Equity Fund

Calamos Global Equity Fund
TOTAL RETURN

	6 MONTHS		1 YEAR		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 3/1/07	-11.38%	-15.59%	9.47%	4.29%	16.12%	11.38%
Class B Shares — Inception 3/1/07	-11.68	-16.09	8.66	3.66	15.20	11.86
Class C Shares — Inception 3/1/07	-11.74	-12.63	8.66	7.66	15.20	15.20
Class I Shares — Inception 3/1/07	-11.22	NA	9.83	NA	16.46	NA
Class R Shares — Inception 3/1/07	-11.48	NA	9.20	NA	15.79	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and is in effect through February 28, 2009. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:

*	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the MSCI World Index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Global Equity Fund     SEMIANNUAL REPORT     43

Calamos Convertible Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CCVIX	CALBX	CCVCX
FUND CUSIP NUMBERS

A Shares	128119401
B Shares	128119773
C Shares	128119823
Fund Objective
Current income with a secondary objective of growth
Investment Strategy
•	Invests in convertible securities issued by both U.S. and foreign companies
•	Emphasizes diversification across market sectors and credit quality, favoring mid-sized companies with higher-quality balance sheets
•	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk
Investor Profile
This Fund may be suitable for investors who seek:
•	Current income as well as capital growth potential
•	An investment which provides the growth potential of equities along with the income and limited downside potential typical of fixed income securities
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Convertible Fund fell 4.99% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the S&P 500 Index* dropped 9.64% and the Value Line Convertible Index** declined 5.86%. However, the Fund has a long-term history of strong performance and has outperformed the benchmark indexes over the past 10 years (see the “Growth of $10,000” chart below). Moreover, as illustrated in the rolling returns chart on the following page, the Fund has delivered compelling results through a variety of market environments.
Growth of $10,000: for 10-year period ended 4/30/08
Calamos Convertible Fund S&P 500 Index* Value Line Convertible Index**
$25,000 $20,000 $1 5,000 $1 0,000
$5,000
4/30/98 4/99 4/00 4/01 4/02 4/03 4/04 4/05 4/06 4/07 4/08
$20,579 $1 4,651 $1 4,589
44     SEMIANNUAL REPORT     Calamos Convertible Fund

Calamos Convertible Fund
CREDIT QUALITY
ALLOCATION OF BONDS

AAA	0.6%
AA	8.4
A	23.4
BBB	37.3
BB	28.7
B	1.6
CCC and below	0.0
Unrated Securities	0.0
ASSET ALLOCATION

Corporate Bonds	0.0%
Convertible Bonds	67.6
Convertible Preferreds	7.4
Preferreds	0.0
Common Stock	18.7
Synthetic Convertibles	5.1
Options	0.0
Cash and Receivables/Payables	1.2
TOP 10 HOLDINGS

Molson Coors Brewing Company	3.4%
EMC Corp.	3.4
Transocean, Inc.	3.3
Gilead Sciences, Inc.	3.0
Beckman Coulter, Inc.	2.8
Bank of America Corp. (The Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)	2.8
Archer Daniels Midland Company	2.5
VeriSign, Inc.	2.4
Intel Corp.	2.3
Teva Pharmaceutical Industries, Ltd.	2.3
LONG-TERM PERFORMANCE: ROLLING THREE-YEAR RETURNS
Our investment process seeks to create wealth and manage risk over the long term—through full market cycles. To help you evaluate the Fund’s longer-term results, these graphs show how the Fund has performed during three-year rolling time periods spanning the last 12 years. During the period covered in the graph, the markets cycled through a variety of environments, including rising markets (in the late 1990s, and from 2003 through 2007) and down markets (from 2000 through 2002, and early 2008). The graphs reflect that not only did the Fund participate in positive market movement, but that it also proved more resilient than the benchmark during difficult markets.
Convertible Fund
Value Line Convertible Index*
25% 20% 1 5%
10% 5% 0% -5%
2008 2007 2006 2005 2004 2003 2002 2001 2000 1999
Trailing Three-Year Period Ended April 30
Fund and index data above are based on annualized returns. Calculation is based on the average return on an annual basis.
Q. What is a convertible security?
A. A convertible security is a bond or preferred stock that can be exchanged (or converted) into a specific number of shares of common stock, typically of the issuer’s company. Convertibles are often referred to as hybrid securities because they have both stock-like and bond-like attributes. Because of these hybrid characteristics, convertible securities offer unique opportunities for appreciation and risk management.
Like stocks, convertibles offer the potential for capital appreciation. Like bonds, they offer the potential for interest income and downside protection. This hybrid nature makes them particularly useful in managing a portfolio’s risk/reward profile. Because convertibles can be exchanged for a specific number of shares of stock, they tend to gain or lose value along with underlying equity. When the price of the underlying stock rises, the price of the convertible tends to rise as well. When a stock’s price falls, however, the convertible bond price typically declines only as far as the “floor” established by the convertible’s bond characteristics.
Calamos Convertible Fund     SEMIANNUAL REPORT     45

Calamos Convertible Fund
SECTOR ALLOCATION

Information Technology	23.3%
Health Care	18.4
Industrials	13.6
Consumer Staples	10.5
Financials	10.5
Energy	10.5
Consumer Discretionary	9.0
Telecommunication Services	1.6
Materials	1.4
Utilities	0.0
Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.
Q. What were the conditions in the convertible market during the period?
A. The convertible market encountered volatile conditions during the six-month period, characterized by a decline in equity prices (which bottomed in mid-March), unprecedented accommodative actions by the Fed and a widening of credit spreads. We believe convertible valuations remain fair and continue to offer an optimal mix of upside participation and downside protection. Additionally, convertibles generally benefit from an increase in volatility, which we saw in the period. As investors favored higher-quality securities and reappraised their risk tolerance, investment-grade convertibles outperformed riskier speculative-grade convertibles in the period. However, in the last month of the period, speculative-grade convertibles staged a comeback, as investors became more willing to take on risk. The pace of convertible issuance was steady during the period as many large financial firms have chosen to utilize convertible securities in re-capitalizing their balance sheets. We continue to find convertible opportunities we believe offer attractive risk/reward profiles.
Q. Before discussing specific performance influences and positioning, please describe your long-term investment approach.
A. As we have discussed in previous reports, we combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities around the world. These themes relate to changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.
Q. What factors enhanced performance?
A. The Fund benefited from strong security selection in the industrials, consumer discretionary and health care sectors. There are many companies in the Fund that we believe benefit from long-term secular growth trends. We are finding many well-diversified companies participating in global infrastructure, including market leaders within the aerospace and defense industry. Fund holdings within the biotechnology and healthcare equipment industries also added value in the period. An overweight position to consumer staples contributed to the fund, particularly those associated with agricultural products. This sector was one of the best performing areas in the six-month period.
The portfolio’s greater equity-sensitivity relative to the benchmark helped performance in the period. (As we discussed above, convertibles blend attributes of stocks (or equities) and fixed-income securities. Some have greater equity sensitivity
46     SEMIANNUAL REPORT     Calamos Convertible Fund

Calamos Convertible Fund
and some are more “bond like”.) From a credit-quality perspective, as mentioned above, the higher-quality tiers within the convertible universe outperformed the lower-quality, more speculative grade issues for the six-month period. As a result, our very selective approach to the lowest-grade, CCC-rated securities and our overall higher-quality bias added to performance during the period.
Q. What factors hindered performance?
A. Our discipline focuses on companies which we believe are positioned to grow, even during more challenging economic environments. As a result, we are extremely selective in regards to more cyclical and commodity-driven sectors. During the period, commodity companies benefitted from soaring prices, and our underweight position within the energy and materials sectors (strong areas of the convertible market) hindered performance. Many securities in these sectors carry high price tags and are, in our opinion, “priced for perfection”—that is, extremely supportive market and economic conditions that we believe are not likely sustainable, such as extraordinarily high oil prices.
Issue selection and our emphasis on the information technology sector held back performance, as information technology issues lagged in the broad convertible market during the period. Much of the sell-off in technology names occurred in January, as investors sold those same names that had worked well in 2007. We believe much of the selling was based on emotions rather than fundamental characteristics. We continue to believe that the technology sector will be able to provide higher and sustainable growth during a slowdown, as these companies can help other businesses in their efforts to be cost effective and highly productive.
Subprime woes and housing market declines wreaked havoc on many businesses within the financial sector. We were concerned about the risks associated with these businesses and subsequently underweighted the entire sector. Within our modest financials stake, a few of our names in the diversified insurance and asset management industries suffered along with the rest of the sector, which ultimately affected our results.
Q. How have you positioned the Fund?
A. We continue to position the Fund in those companies that exhibit sustainable earnings growth, high return on invested capital and reliable debt management. We have done this by concentrating our holdings in the traditional growth sectors of information technology and health care, as opposed to the more regulated and cyclical sectors.
During the six-month period, our exposure to the consumer discretionary sector was reduced, mainly within the automobile manufacturer and internet retail industries. We are being selective within the consumer area and focusing our efforts on those companies with strong brands and healthy balance sheets.
Calamos Convertible Fund     SEMIANNUAL REPORT     47

Calamos Convertible Fund
The Fund continues to maintain a bias toward higher-quality convertible issues, as evidenced by our minimal allocation to the riskiest CCC-rated tier. The Fund also retains a limited allocation to common stocks, which complements our core convertible holdings and provides the Fund with enhanced equity-sensitivity (that is, sensitivity to conditions in the stock market).
Q. Do you have any closing thoughts for shareholders?
A. We believe the current market has provided us with significant opportunity to own growth businesses at attractive prices and that these securities are offering us the ability to participate on the upside and protect our investors’ capital on the downside. We strive to own businesses that may be able to sustain growth under a variety of economic conditions.
As stated above, we believe the selling pressure within the information technology sector earlier this year was more emotionally than fundamentally based and that these businesses will be able to generate the type of growth that investors will again favor. Recessionary levels have been priced into the financial sector in general, and so we are selectively approaching this area looking for attractive opportunities. Some cyclical stocks are priced for a more bleak future than what we believe the U.S. economy will endure.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
48     SEMIANNUAL REPORT     Calamos Convertible Fund

Calamos Convertible Fund
GROWTH OF $10,000: SINCE INCEPTION (6/21/85) THROUGH 4/30/08
Our discipline focuses on companies which we believe are positioned to grow, even during challenging economic environments.
Calamos Convertible Fund S&P 500 Index* Value Line Convertible Index**
$140,000 $120,000 $100,000 $8 0,000
$60,000 $40,000
$20,000 $10,000
6 /21/85
12/88 12/92 12/96 12/00 12/04 4/08
$1 24,438
$93,560 $6 2,496
TOTAL RETURN

							10 YEARS OR
	6 MONTHS		1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted			load-adjusted
Class A Shares — Inception 6/21/85	-4.99%	-9.52%	3.48%	-1.42%	8.96%	7.90%	8.01%		7.48%
Class B Shares — Inception 9/11/00	-5.34	-9.97	2.71	-2.24	8.16	7.86	5.92	^	5.92	^
Class C Shares — Inception 7/5/96	-5.31	-6.24	2.72	1.74	8.16	8.16	7.34		7.34
Class I Shares — Inception 6/25/97	-4.91	NA	3.73	NA	9.24	NA	8.31		NA
Class R Shares — Inception 3/1/07	-4.96	NA	3.41	NA	NA	NA	5.55	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
Calamos Convertible Fund     SEMIANNUAL REPORT     49

Calamos Market Neutral Income Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVSIX	CAMNX	CVSCX
FUND CUSIP NUMBERS

A Shares	128119203
B Shares	128119757
C Shares	128119849
Fund Objective
High current income consistent with stability of principal
Investment Strategy
•	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

•	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

•	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes
Investor Profile
This Fund may be suitable for investors who seek:
•	The potential for an attractive income stream with relative stability of principal

•	A strategy designed to provide added diversification and reduced volatility
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos Market Neutral Income Fund fell 1.74% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the Lehman Brothers U.S. Government/Credit Index* returned 4.14% and the Citigroup 30-Day Treasury Bill Index** returned 1.27%. However, the Fund has outperformed the benchmark indexes over the past 10 years and since its inception (see the “Growth of $10,000” charts below and on page 54). Moreover, as illustrated in the rolling returns chart on the following page, the Fund has delivered compelling results through a variety of market environments.
Growth of $10,000: for 10-year period ended 4/30/08
Calamos Market Neutral Income Fund
Lehman Brothers U.S. Government/Credit Index*
Citigroup 30-Day Treasury Bill Index**
$20,000 $1 5,000 $1 0,000
$5,000
4/30/98 4/99 4/00 4/01 4/02 4/03 4/04 4/05 4/06 4/07 4/08
$18,214 $1 7,916 $1 3,879
50     SEMIANNUAL REPORT     Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund
STRATEGY ALLOCATION
Convertible Arbitrage 32.1%
Covered Call Writing 67.9%
LONG-TERM PERFORMANCE: ROLLING THREE-YEAR RETURNS
Our investment process seeks to create wealth and manage risk over the long term—through full market cycles. To help you evaluate the Fund’s longer-term results, these graphs show how the Fund has performed during three-year rolling time periods over the last 12 years. During the period covered in the graph, the markets cycled through a variety of environments, including rising markets (in the late 1990s, and from 2003 through 2007) and down markets (from 2000 through 2002, and early 2008). The graphs reflect that the Fund generated positive returns in a range of markets environments.
Market Neutral Income Fund
Citigroup 30-Day Treasury Bill Index*
Lehman Brothers U.S. Government/Credit Index**
1 5% 1 2% 9%
6% 3% 0%
2008 2007 2006 2005 2004 2003 2002 2001 2000 1999
Trailing Three-Year Period Ended April 30
Fund and index data above are based on annualized returns. Calculation is based on the average return on an annual basis.
Q. The Fund utilizes sophisticated strategies—primarily convertible arbitrage and covered call writing. How do these form the basis of a “market neutral approach.”
A. The goal of market neutral funds is to provide steady and positive returns over time with less volatility than equities. Unlike many market neutral funds, which rely primarily on covered call writing, this Fund also incorporates convertible arbitrage.
Convertible arbitrage and covered call writing strategies are complementary. Although we believe both strategies offer upside potential throughout economic cycles, each may be particularly suited to different market environments. Convertible arbitrage strategies may be especially advantageous during periods of low and increasing volatility in the stock market. Covered call writing may be most helpful when volatility in the stock market is high and decreasing, or in a market that trends slowly.
Calamos Market Neutral Income Fund     SEMIANNUAL REPORT     51

Calamos Market Neutral Income Fund
The Fund’s income is derived from yields on the convertibles, profits from arbitrage, interest earned from cash related to short selling (see below), and premiums on selling call options.
Q. How does convertible arbitrage work?
A. The technique of convertible arbitrage is to combine the purchase of convertible securities (preferred shares or bonds) and sell short the related common shares to seek low-risk returns. Convertible securities partly act like bonds in that they pay interest, but they include the option for the holder to exchange the security for a predetermined number of common shares. Because of this option, the price of convertible securities often moves in the same direction as that of the related common shares. Short selling involves borrowing common shares and selling them with the idea of buying them back later at a lower price to gain a profit. (The Fund earns some interest on the cash from the proceeds.) The convertible arbitrage technique involves taking two opposing positions that tend to offset each other and therefore reduce the risk of losses when the equity market moves up or down.
The strategy is called arbitrage because it seeks returns at low-risk by exploiting the fact that if the related common shares rise or fall $1, the convertibles have a tendency to rise or fall less than $1. When a common share price falls, the related convertible’s fixed-income features (seniority over common shares in case of company liquidation and regular interest payments) kick in and the convertible price tends to level out. Conversely, when the common share price rises, the price of the related convertible tends to increase less because the convertible holder is likely to receive higher yields (interest payments) on the convertible than on the related common share (dividends). The arbitrage strategy exploits this non-linear relationship to seek returns.
Q. How does covered call writing work?
A. Covered call writing involves selling, or writing, stock options and then purchasing the underlying common shares so that they can be delivered to the option buyer in case of exercise. In the Fund, we sell calls on the broad equity market and back them with a portfolio of stocks representative of the market. We also purchase put options to help to protect against large losses in the portfolio of stocks. Income is generated from the sale of options.
Q. How did the two strategies contribute to performance during the period?
A. Both strategies faced challenges during the period, due to the conditions in the broad market environment, such as a rapid sell off in the equity markets and falling interest rates.
Q. How did the increased market volatility during the period influence the Fund?
A. Volatility picked up dramatically in the period, which usually increases the value of options because larger daily movement of underlying stocks makes the exercise of options more likely. The higher volatility resulted in more income from call writing and
52     SEMIANNUAL REPORT     Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund
contributed to the value of convertible options (given the call option embedded in a convertible). However, the decline in convertible values because of the fall in the equity market offset those gains. Also, the returns from covered call writing were hindered by the higher cost of protective put options.
Q. Did the lowering of interest rates hinder elements of the Fund’s market neutral strategies?
A. Yes. The Federal Reserve’s efforts to introduce liquidity into the financial markets resulted in broadly lower interest rates over the period, especially short-term rates. As a result, income from convertible yields and the interest the Fund receives on cash from short sales fell.
Q. What are the allocations to each strategy, and have they changed over the period?
A. At the end of the reporting period, the covered call writing strategy represented 67.9% of assets versus 45.6% of assets at the start of the period. Convertible arbitrage represented 32.1% of assets, versus 54.4% at the start of the period.
Q. Do you have any closing thoughts for investors?
A. The past six months were a particularly challenging time in the broad markets. Drawing on our decades of experience in the markets, we believe the Fund’s flexible approach—that is, its ability to dynamically allocate between convertible arbitrage and covered call writing—provides us with enhanced opportunities to capitalize on volatility and changing market environments.
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
Calamos Market Neutral Income Fund     SEMIANNUAL REPORT     53

Calamos Market Neutral Income Fund
GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 4/30/08
The goal of market neutral funds is to provide steady and positive returns over time and to reduce the overall volatility experience in equity markets and equity investments.
Calamos Market Neutral Income Fund Lehman Brothers U.S. Government/Credit Index* Citigroup 30-Day Treasury Bill Index**
$40,000 $35,000 $30,000 $25,000 $20,000
$1 5,000 $10,000 $5,000
9/4/90 12/94 12/98 12/02 4/08
$37,374 $34,915 $1 9,378
TOTAL RETURN

							10 YEARS OR
	6 MONTHS		1 YEAR		5 YEARS†		^SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted			load-adjusted
Class A Shares – Inception 9/4/90	-1.74%	-6.38%	2.07%	-2.80%	4.36%	3.35%	6.70%		6.18%
Class B Shares – Inception 9/11/00	-2.11	-6.90	1.28	-3.64	3.58	3.27	4.84	^	4.84	^
Class C Shares – Inception 2/16/00	-2.08	-3.04	1.29	0.31	3.59	3.59	5.12	^	5.12	^
Class I Shares – Inception 5/10/00	-1.70	NA	2.25	NA	4.63	NA	5.92	^	NA
Class R Shares – Inception 3/1/07	-1.94	NA	1.72	NA	NA	NA	2.92	^	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The Lehman Brothers U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

**	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
54     SEMIANNUAL REPORT     Calamos Market Neutral Income Fund

Calamos High Yield Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CHYDX	CAHBX	CCHYX
FUND CUSIP NUMBERS

A Shares	128119815
B Shares	128119724
C Shares	128119799
Fund Objective
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective
Investment Strategy
•	Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed-income allocation, enhancing the prospects for total return while maintaining a sizable income component

•	Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger-and-acquisition activity and special situations

•	Strives to balance risk and reward throughout market cycles
Investor Profile
This Fund may be suitable for investors who seek:
•	The highest-yield potential available from fixed-income securities

•	Capital gain from the appreciation in value of high-yield securities
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. Often, short-term performance does not provide an accurate representation of a fund’s long-term results.
For example, Calamos High Yield Fund fell 2.22% (Class A shares, unadjusted for sales charges) for the six-month period ended April 30, 2008. For the same period, the CS High Yield Index* fell 0.90%. However, the Fund has delivered positive performance over longer periods.
Growth of $10,000: since inception (8/2/99) through 4/30/08
Calamos High Yield Fund
CS High Yield Index*
$18,000 $16,000 $14,000 $12,000 $10,000 $8,000
8 /2/99
12/00 12/02 12/04 12/06 4/08
$1 7,629 $1 7,261
Q. What were the conditions in the high-yield market during the period?
A. The high-yield market was not immune to the challenging market conditions that characterized the six-month period. Tight credit conditions, increased volatility and stagnant supply weighed on investor’s minds. Although default and bankruptcy rates remain near historical lows, there was evidence of those rates rising in March and April. Toward the start of the period, investors began to favor high-quality issues over the riskier, more speculative lower-grade tiers. Credit spreads widened to levels not seen in years, although spreads did come down late in the period as investor risk tolerance began to loosen a bit.
Calamos High Yield Fund     SEMIANNUAL REPORT     55

Calamos High Yield Fund
ASSET ALLOCATION

Corporate Bonds	53.0%
Convertible Bonds	30.5
Convertible Preferreds	12.0
Preferreds	0.0
Common Stock	0.0
Synthetic Convertibles	0.8
Options	0.0
Cash and Receivables/Payables	3.7
CREDIT QUALITY ALLOCATION OF BONDS

AAA	0.0%
AA	1.5
A	11.9
BBB	18.5
BB	44.2
B	22.7
CCC and below	1.2
Unrated Securities	0.0
SECTOR ALLOCATION

Consumer Discretionary	21.0%
Information Technology	12.6
Energy	11.2
Industrials	10.5
Financials	10.2
Health Care	8.7
Materials	8.1
Consumer Staples	7.2
Utilities	3.3
Telecommunication Services	3.2
Sector allocations are based on net assets and may vary over time.
Q. How do you select securities for the portfolio?
A. As in all of our strategies, we rely on our comprehensive and proprietary research. Our goal is to understand the intrinsic value of the business and scrutinize all aspects of the company’s financial situation. This allows us to find securities that offer a reasonable rate of income for the level of risk. We also seek to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions, and special situations. Because we are extremely cognizant of potential risk, we favor companies with respectable balance sheets that we believe offer not only yield but also good prospects for reliable long-term debt servicing and sustainable growth. At the same time, we consider whether the investment fits into our broader secular themes such as changing demographics, globalization, the expansion of economic freedom, and supply and demand trends.
Q. Your high-yield investment universe includes traditional debt as well as lower-grade convertible debt. How does this help the Fund?
A. We have the flexibility to utilize traditional corporate bonds as well as higher-yielding convertible securities in the Fund. We believe this provides us with a larger set of investment opportunities and the best chance to manage the risk/reward profile. The allocation between traditional high-yield and convertible bonds is purely a result of our bottom-up stock selection rather than top-down allocation views.
Q. What factors enhanced performance?
A. The Fund benefited from an overweight position to the health care sector, which was one of the top performers for the index. Here, health care facilities and life sciences industries were the biggest contributors in the sector. The Fund was also helped by an underweight position to materials, which posted slightly negative returns during the period.
The Fund’s relative security selection within the consumer discretionary sector helped fund returns. This was the worst-performing sector in the index for the six-month period, yet the Fund’s stock selections in the sector held up better than its counterparts in the index. Most of the relative gain was due to selection within the apparel, accessories and luxury-goods industries. Strong individual selection within the energy sector also added to overall performance. Specifically, our holdings in the oil and gas industries performed well.
As mentioned, we favor higher-quality high-yield investments over the more speculative, lower-grade securities. Our underweight position within the riskiest CCC-rated securities, the worst performing during the period, helped returns.
Q. What factors hindered performance?
A. Our overweight position to the financial sector hurt performance, particularly in the diversified insurance and brokerage industries. We didn’t hold any securities of
56     SEMIANNUAL REPORT     Calamos High Yield Fund

Calamos High Yield Fund
companies in the thrifts and mortgage finance industry, which felt the full fury of the subprime and housing market storm.
Issue selection within the information technology sector hindered performance in the period. The January sell-off of technology stocks slowed performance, as investors sold the same names that had worked well in 2007. We believe much of that sell-off was emotional rather than based on fundamentals and that the technology sector will be able to provide sustainable growth.
Q. How have you positioned the Fund?
A. Our focus remains on more stable, high-quality and less-cyclical assets. We continue to find higher-yielding securities that we believe are well-positioned to benefit from long-term secular growth trends. As risk is priced more appropriately, we expect to see more opportunities among below-investment-grade issues, perhaps even among the lowest tiers.
Our primary area of focus continues to be within the traditional growth sectors and we are maintaining an underweight position to the more regulated cyclical areas. While the portfolio is overweight in financials versus the high-yield index, our emphasis is on diversified insurers and the capital markets.
As mentioned, our broader opportunity set allows us to invest in high-yield debt, as well as low-grade convertible securities. Because convertibles provide potential downside protection as well as equity participation, we believe the use of convertibles can enhance the risk/reward profile of the Fund. We continue to find compelling valuations and growth opportunities within low-grade convertible debt.
Q. Do you have any closing thoughts for the shareholders?
A. We believe the current market is giving us a significant opportunity to own solid businesses at attractive prices, and that these securities are offering us the ability to participate on the upside and protect our investor’s capital on the downside.
Given the instability and uncertainty found in today’s marketplace, we believe that investors should proceed with caution when dealing with the most speculative areas of the high-yield universe. Bankruptcy rates and corporate defaults are slated to rise in the months ahead, making these securities volatile and risky. Therefore, we believe a more prudent approach is to make investments in high-quality, well-run firms with good prospects for sustainable growth and sound debt management.
We think the selling within the information technology sector earlier this year was more emotionally than fundamentally based and that these businesses will generate the type of growth that attracts investors. Recessionary levels have been priced into financials, so we are selectively approaching this area looking for attractive opportunities. Earlier this year, many large banking institutions utilized convertible securities to recapitalize their balance sheets and we are taking a close look at these opportunities.
Calamos High Yield Fund     SEMIANNUAL REPORT     57

Calamos High Yield Fund
We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
TOTAL RETURN

	6 MONTHS		1 YEAR		5 YEARS†		SINCE INCEPTION†
		load-adjusted		load-adjusted		load-adjusted		load-adjusted
Class A Shares — Inception 8/2/99	-2.22%	-6.89%	-0.20%	-4.94%	7.83%	6.80%	7.04%	6.44%
Class B Shares — Inception 12/21/00	-2.55	-7.16	-0.99	-5.58	7.05	6.74	7.94	7.94
Class C Shares — Inception 12/21/00	-2.55	-3.47	-1.00	-1.91	7.02	7.02	7.92	7.92
Class I Shares — Inception 3/1/02	-2.08	NA	0.06	NA	8.10	NA	8.38	NA
Class R Shares — Inception 3/1/07	-2.33	NA	-0.45	NA	NA	NA	1.92	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	The CS High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Russell/Mellon Analytical Services LLC.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.
58     SEMIANNUAL REPORT     Calamos High Yield Fund

Calamos Total Return Bond Fund
Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CTRAX	CTXBX	CTRCX
FUND CUSIP NUMBERS

A Shares	128119310
B Shares	128119294
C Shares	128119286
Fund Objective
Total return, consistent with preservation of capital and prudent investment management
Investment Strategy
•	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities
•	Opportunistic sector allocations provide greater flexibility in managing risk and reward
•	Complementary allocations may include high-yield securities, international bonds and currencies, among others
•	Credit and interest-rate exposure may be further tailored via derivative-based strategies
Investor Profile
This Fund may be suitable for investors who seek:
•	Broad exposure to the major sectors of the U.S. bond market
•	A conservative total return approach, with an emphasis on yield and capital preservation
•	Income generation
•	Portfolio diversification when combined with other asset classes
Q. How has the Fund performed?
A. We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles, including both up and down markets. That said, for funds with recent inceptions, we recognize that shorter-term returns are the most tangible metric for performance. Even in such cases, we believe investors are best served by maintaining a long-term perspective.
For the six-month period ended April 30, 2008, Calamos Total Return Bond Fund gained 3.98% (Class A shares, unadjusted for sales charges). For the same period, the Lehman Brothers U.S. Aggregate Index* returned 4.08%.
Growth of $10,000: since inception (6/27/07) through 4/30/08
Calamos Total Return Bond Fund Lehman Brothers U.S. Aggregate Index*
$11,000 $1 0,500
$10,000 $9,500 $9,000
6 /27/07 12/07 4/08
$1 0,800 $1 0,408
Q. Please provide an overview of the conditions in the bond market during the period.
A. During the period, bond market participants focused on the fallout from credit market stresses that were initiated by losses on subprime mortgages. The Federal Reserve reacted with rate cuts and efforts to increase market liquidity, which had the effect of lowering yields on short- and mid-term bonds. The adjustment caused the Treasury yield curve to steepen in the first five months of the period. (The yield curve charts the yields of bonds with different maturities. Typically, yields rise with longer maturities. A steepening yield curve indicates the difference between long- and short-term yields is increasing.) Higher-yielding bonds such as mortgage-backed securities, investment-grade corporate bonds, and non-investment-grade corporate bonds all lagged the rally in Treasurys as investor risk aversion increased.
Calamos Total Return Bond Fund     SEMIANNUAL REPORT     59

Calamos Total Return Bond Fund
CURRENCY ALLOCATION

United States Dollar	90.3%
Canadian Dollar	7.7
Singapore Dollar	2.0
REGIONAL ALLOCATION

North America	91.9%
Europe	16.9
Asia/Pacific	3.9
Caribbean	1.0
Latin America	0.0
Middle East/Africa	0.0
ASSET ALLOCATION

U.S. Govt Treasury	16.2%
U.S. Govt Agency	1.9
Sovereign	13.9
Residential MBS	48.5
Commercial MBS	0.0
Corporate Bonds	29.0
Preferred Stock	2.0
Mutual Funds	2.2
Cash and Receivables/Payables	-13.7
TOP 10 HOLDINGS

U.S. Treasury Note 2.750% 02/28/13	8.7%
FHLMC 5.500% 05/01/08	7.8
FNCL 5.000% 05/01/08	6.7
FHLMC 6.000% 05/01/08	6.0
FNCI 5.000% 05/01/08	4.9
FHLMC 6.500% 05/01/08	4.0
FNCI 5.500% 05/01/08	4.0
U.S. Treasury Note 3.125% 04/30/13	3.9
Government of Japan 0.900% 12/20/12	3.9
General Electric Capital Corp. 5.625% 05/01/18	3.0
More specifically, high-quality agency mortgage-backed securities underperformed as increased interest-rate volatility caused participants to demand more yield to compensate for rate uncertainty. Credit spreads on corporate bonds widened over most of the period as leveraged funds were forced to unwind positions as a result of the credit fallout. (Credit spreads measure the yields of corporate bonds over government Treasury bonds with comparable maturity. Spreads widen when investors demand more compensation for taking on greater risk.) Further exacerbating the widening was the emergence of concerns over the creditworthiness of financial institutions that are the counterparties on credit default swaps, derivative contracts that act as a type of insurance for bondholders to protect against losses in case of default. However, in April the trends noted above started to reverse.
Q. Did the Fund hold these problematic subprime mortgages?
A. The Fund was not invested in securities backed by subprime mortgages or home equity loans, nor did the Fund hold collateralized debt obligations, structured investment vehicles or asset-backed commercial paper.
Q. What enhanced performance?
A. A conservative strategy, with overweight positions (relative to the benchmark) in Treasurys and high-quality sovereign bonds, benefited the Fund as the credit crisis unfolded and affected more risk-sensitive issues. The Fund also had significant non-dollar exposure as the dollar faltered against other major currencies throughout the period. The steepening of the yield curve in the first five months of the period, during which short- and mid-term yields declined more than longer-term yields, benefitted the Fund as holdings were on average more concentrated on securities with mid-term maturities. (Bond prices rise when yields fall and the capital gains add to returns.) The underweight in mortgages throughout most of the period also helped performance.
Q. What hindered performance?
A. While the substantial weightings in Treasury and sovereign bonds reduced risk, they also have a lower yield and therefore constrained the amount of income generated by the portfolio. The flattening (short- and long-term yield difference declined) of the yield curve in April, a reversal from the earlier steepening that had previously benefited the Fund, hindered results. The underweight in mortgage securities hurt performance in the latter part of the period, when the outlook in the mortgage market improved.
Q. Your investments are separated into “core” and “plus” themes. How much of the Fund’s holdings are considered “plus”?
A. We consider core holdings to be those from the major sectors of the U.S. investment-grade bond market (see sidebar for additional information). “Plus” sectors are complementary allocations that seek to increase return potential and enhance risk management. High-yield bonds and non-U.S. bonds are two examples of plus categories. As of the close of the period, about 22% of the Fund’s holdings are in non-core sectors. We normally expect non-core categories to represent 5% to 25% of the portfolio.
60     SEMIANNUAL REPORT     Calamos Total Return Bond Fund

Calamos Total Return Bond Fund
MATURITY SCHEDULE

Less than 1 year	0.0%
Over 1 year to 3 years	13.2
Over 3 years to 5 years	36.7
Over 5 years to 7 years	10.4
Over 7 years to 10 years	24.9
Over 10 years to 20 years	8.6
Over 20 years	6.2
CREDIT QUALITY ALLOCATION OF BONDS

AAA	73.7%
AA	5.4
A	10.0
BBB	10.9
BB	0.0
B	0.0
CCC and below	0.0
Unrated Securities	0.0
BOND ALLOCATION

Weighted Average Credit Quality	AA
Effective Duration (years)	5.1
Weighted Average Life (years)	8.3
TOP 10 COUNTRY ALLOCATIONS

United States	91.3%
Netherlands	6.0
United Kingdom	5.4
Japan	3.9
Germany	2.7
France	1.7
Sweden	1.1
Cayman Islands	1.0
Canada	0.6
The Fund holds non-U.S. positions denominated in currencies from developed countries, including the British pound sterling, euro, and Japanese yen. We find that these types of securities are attractive as they have rallied much less than U.S. Treasurys and, as such, the yields and total return potentials are relatively attractive in comparison. The holdings are partly hedged against currency fluctuations.
The Fund currently has no non-investment grade (high-yield) bonds and instead has been biased toward high-quality assets. We also have limited positions in municipal bonds and preferred stocks.
Q. What is your strategy on corporate bonds?
A. With the recent dramatic underperformance of corporate bonds versus Treasurys, the risk-return profile of the corporate bonds has improved significantly. As such, we have been increasing the Fund’s position in corporate bonds. Our selections remain concentrated on high-quality companies with strong earnings and a global reach such as Caterpillar Inc., United Technologies Corp. and General Electric Co. We favor sectors such as information technology and consumer staples that we believe are less sensitive to economic swings. Also, we are beginning to see selective opportunities in the financial sector, where the risk-reward profile has improved in line with the substantial capital raises that have been achieved to date. While the worst of the financial crisis may have passed, we have not yet begun to build positions in lower-quality investment-grade corporate bonds and non-investment-grade corporate bonds as we continue to be concerned about the near-term economic outlook.
Q. How is the Fund positioned?
A. Throughout the credit crisis we have been defensive with holdings in high-quality Treasury and sovereign issuers. We are now decreasing these allocations in favor of high-quality residential mortgage-backed securities and corporate bonds. The events of last year and early this year have caused a substantial re-pricing in these securities that now makes them more attractive than Treasurys. We think the U.S. government has shown a willingness to support the mortgage and banking markets, while the balance sheets of non-banks appear ready to weather economic difficulty. We believe the re-pricing in many high-quality securities offers sufficient reward to compensate for the risks that still remain.
Q. Do you have any closing thoughts for shareholders?
A. We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Too often, investors focus on the short-term and allow emotion to dictate their course of action. As long-term investors, we want to capitalize on opportunities created by emotional selling. We remain dedicated to doing so in the months and years ahead.
Calamos Total Return Bond Fund     SEMIANNUAL REPORT     61

Calamos Total Return Bond Fund
TOTAL RETURN

	6 MONTHS		SINCE INCEPTION
		load-adjusted		load-adjusted
Class A Shares — Inception 6/27/07	3.98%	0.07%	8.14%	4.08%
Class B Shares — Inception 6/27/07	3.60	0.10	7.47	3.97
Class C Shares — Inception 6/27/07	3.60	2.60	7.47	6.47
Class I Shares — Inception 6/27/07	4.21	NA	8.44	NA
Class R Shares — Inception 6/27/07	3.85	NA	7.92	NA
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Total return measures net investment income and capital gain or loss from portfolio investments for each period specified and assumes reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).
NOTES:
The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

*	Lehman Brothers U.S. Aggregate Index—Covers the U.S.-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. Index data shown is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.
61     SEMIANNUAL REPORT     Calamos Total Return Bond Fund

Expense Overview
As a shareholder of a mutual fund, you incur two types of costs. You incur:
1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.
2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.
The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.
There are two parts of each Fund’s chart:
Actual
In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2007 to April 30, 2008, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. (In this example, you would multiply 8.6 times the figure.)
Hypothetical
In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2007 to April 30, 2008, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.
Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Overview     SEMIANNUAL REPORT     63

Expense Overview
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2007 and held through April 30, 2008.

	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GROWTH FUND

Actual Expenses per $1,000*	$5.68	$9.18	$9.18	$4.51	$6.85
Ending Value	$887.20	$883.80	$883.90	$888.20	$886.10

Hypothetical Expenses per $1,000*	$6.07	$9.82	$9.82	$4.82	$7.32
Ending Value	$1,018.85	$1,015.12	$1,015.12	$1,020.09	$1,017.60

Annualized Expense Ratio	1.21%	1.96%	1.96%	0.96%	1.46%
CALAMOS GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$5.01	$8.54	$8.54	$3.83	$6.19
Ending Value	$901.20	$897.50	$897.40	$902.10	$899.60

Hypothetical Expenses per $1,000*	$5.32	$9.07	$9.07	$4.07	$6.57
Ending Value	$1,019.59	$1,015.86	$1,015.86	$1,020.84	$1,018.35

Annualized Expense Ratio	1.06%	1.81%	1.81%	0.81%	1.31%
CALAMOS VALUE FUND

Actual Expenses per $1,000*	$7.03	$10.56	$10.56	$5.86	$8.21
Ending Value	$898.30	$895.60	$895.50	$899.90	$897.40

Hypothetical Expenses per $1,000*	$7.47	$11.22	$11.22	$6.22	$8.72
Ending Value	$1,017.45	$1,013.72	$1,013.72	$1,018.70	$1,016.21

Annualized Expense Ratio	1.49%	2.24%	2.24%	1.24%	1.74%
CALAMOS BLUE CHIP FUND

Actual Expenses per $1,000*	$6.87	$10.41	$10.40	$5.69	$8.05
Ending Value	$905.50	$902.80	$902.20	$906.80	$904.80

Hypothetical Expenses per $1,000*	$7.27	$11.02	$11.02	$6.02	$8.52
Ending Value	$1,017.65	$1,013.92	$1,013.92	$1,018.90	$1,016.41

Annualized Expense Ratio	1.45%	2.20%	2.20%	1.20%	1.70%
CALAMOS MULTI-FUND BLEND

Actual Expenses per $1,000*	$2.35	$5.86	$5.86	$1.18	$3.52
Ending Value	$889.40	$885.80	$885.80	$890.60	$887.50

Hypothetical Expenses per $1,000*	$2.51	$6.27	$6.27	$1.26	$3.77
Ending Value	$1,022.38	$1,018.65	$1,018.65	$1,023.62	$1,021.13

Annualized Expense Ratio	0.50%	1.25%	1.25%	0.25%	0.75%
CALAMOS GLOBAL GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$6.31	$9.80	$9.81	$5.15	$7.48
Ending Value	$881.10	$877.50	$878.10	$882.10	$880.00

Hypothetical Expenses per $1,000*	$6.77	$10.52	$10.52	$5.52	$8.02
Ending Value	$1,018.15	$1,014.42	$1,014.42	$1,019.39	$1,016.91

Annualized Expense Ratio	1.35%	2.10%	2.10%	1.10%	1.60%
CALAMOS INTERNATIONAL GROWTH FUND

Actual Expenses per $1,000*	$7.03	$10.53	$10.53	$5.86	$8.20
Ending Value	$885.20	$882.20	$882.00	$886.30	$884.10

Hypothetical Expenses per $1,000*	$7.52	$11.27	$11.27	$6.27	$8.77
Ending Value	$1,017.40	$1,013.67	$1,013.67	$1,018.65	$1,016.16

Annualized Expense Ratio	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS GLOBAL EQUITY FUND

Actual Expenses per $1,000*	$8.30	$11.80	$11.80	$7.13	$9.47
Ending Value	$886.20	$883.20	$882.60	$887.80	$885.20

Hypothetical Expenses per $1,000*	$8.87	$12.61	$12.61	$7.62	$10.12
Ending Value	$1,016.06	$1,012.33	$1,012.33	$1,017.30	$1,014.82

Annualized Expense Ratio	1.77%	2.52%	2.52%	1.52%	2.02%

*	Expenses for all Classes A, B, C, I and R are equal to the Fund’s annualized expense ratio adjusted to reflect fee waiver, multiplied by the average account value over the period, multiplied by 182/366.
64     SEMIANNUAL REPORT     Expense Overview

Expense Overview
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2007 and held through April 30, 2008.

	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS CONVERTIBLE FUND

Actual Expenses per $1,000*	$5.58	$9.20	$9.20	$4.37	$6.79
Ending Value	$950.10	$946.60	$946.90	$950.90	$950.40

Hypothetical Expenses per $1,000*	$5.77	$9.52	$9.52	$4.52	$7.02
Ending Value	$1,019.14	$1,015.42	$1,015.42	$1,020.39	$1,017.90

Annualized Expense Ratio	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS MARKET NEUTRAL INCOME FUND

Actual Expenses per $1,000*	$5.57	$9.25	$9.25	$4.34	$6.80
Ending Value	$982.60	$978.90	$979.20	$983.00	$980.60

Hypothetical Expenses per $1,000*	$5.67	$9.42	$9.42	$4.42	$6.92
Ending Value	$1,019.24	$1,015.51	$1,015.51	$1,020.49	$1,018.00

Annualized Expense Ratio**	1.13%	1.88%	1.88%	0.88%	1.38%
CALAMOS HIGH YIELD FUND

Actual Expenses per $1,000*	$6.00	$9.67	$9.67	$4.77	$7.22
Ending Value	$977.80	$974.50	$974.50	$979.20	$976.70

Hypothetical Expenses per $1,000*	$6.12	$9.87	$9.87	$4.87	$7.37
Ending Value	$1,018.80	$1,015.07	$1,015.07	$1,020.04	$1,017.55

Annualized Expense Ratio	1.22%	1.97%	1.97%	0.97%	1.47%
CALAMOS TOTAL RETURN BOND FUND

Actual Expenses per $1,000*	$4.11	$7.90	$7.90	$2.84	$5.37
Ending Value	$1,039.80	$1,036.00	$1,036.00	$1,042.10	$1,038.50

Hypothetical Expenses per $1,000*	$4.07	$7.82	$7.82	$2.82	$5.32
Ending Value	$1,020.84	$1,017.11	$1,017.11	$1,022.08	$1,019.59

Annualized Expense Ratio	0.81%	1.56%	1.56%	0.56%	1.06%

*	Expenses for all Classes A, B, C, I and R are equal to the Fund’s annualized expense ratio adjusted to reflect fee waiver, multiplied by the average account value over the period, multiplied by 182/366.

**	Includes 0.06% related to dividend expense on short positions.
Expense Overview     SEMIANNUAL REPORT     65

Growth Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

COMMON STOCKS (97.4%)

	Consumer Discretionary (15.3%)
3,400,000	Amazon.com, Inc.#^	$267,342,000
3,300,000	Apollo Group, Inc.#	167,970,000
750,000	Bally Technologies, Inc.#^	25,267,500
850,000	BorgWarner, Inc.	41,777,500
395,032	Burger King Holdings, Inc.^	11,021,393
400,000	Chipotle Mexican Grill, Inc.#	39,252,000
3,300,000	Coach, Inc.#	117,381,000
225,000	Deckers Outdoor Corp.#^	31,065,750
1,950,000	Discovery Holding Company#	45,162,000
750,000	Dollar Tree Stores, Inc.#^	23,700,000
731,700	Dreamworks Animation SKG, Inc.#^	20,458,332
1,000,000	Expedia, Inc.#^	25,260,000
2,740,000	Focus Media Holding, Ltd.#^	101,078,600
1,200,000	Fossil, Inc.#^	42,948,000
3,400,000	GameStop Corp.#^	187,136,000
2,500,000	Garmin, Ltd.	102,250,000
2,764,900	Guess?, Inc.	105,840,372
500,000	ITT Educational Services, Inc.#^	38,330,000
600,000	Life Time Fitness, Inc.#^	21,810,000
1,250,000	LKQ Corp.#^	27,200,000
5,458,120	Nike, Inc.^	364,602,416
273,000	Strayer Education, Inc.^	50,693,370
750,000	The Buckle, Inc.^	36,435,000
900,000	Tim Hortons, Inc.^	30,915,000
1,200,000	Urban Outfitters, Inc.#^	41,100,000
800,000	Warnaco Group, Inc.#^	36,912,000
700,000	WMS Industries, Inc.#^	25,333,000
550,000	Wynn Resorts, Ltd.^	57,937,000
4,000,000	Yum! Brands, Inc.	162,720,000

		2,248,898,233

	Consumer Staples (0.7%)
1,700,000	Coca-Cola Company	100,079,000

	Energy (7.1%)
800,000	Apache Corp.	107,744,000
600,000	Bristow Group, Inc.#^	31,650,000
600,000	Core Laboratories NV#^	75,168,000
350,000	Diamond Offshore Drilling, Inc.^	43,893,500
1,109,200	FMC Technologies, Inc.#^	74,538,240
700,000	Forest Oil Corp.#^	41,251,000
2,300,000	Halliburton Company^	105,593,000
1,800,000	National Oilwell Varco, Inc.#^	123,210,000
1,100,000	Oceaneering International, Inc.#^	73,458,000
100,000	Range Resources Corp.	6,638,000
1,000,000	Smith International, Inc.^	76,510,000
1,400,000	Southwestern Energy Company#^	59,234,000
1,529,239	Transocean, Inc.#^	$225,501,583

		1,044,389,323

	Financials (4.9%)
2,500,000	Aon Corp.	113,475,000
250,000	BlackRock, Inc.^	50,447,500
1,150,000	Intercontinentalexchange, Inc.#^	178,422,500
575,000	Investment Technology Group, Inc.#	27,749,500
1,750,000	Knight Capital Group, Inc.#^	32,742,500
2,602,900	NASDAQ Stock Market, Inc.#^	94,875,705
3,000,000	T. Rowe Price Group, Inc.^	175,680,000
1,600,000	Waddell & Reed Financial, Inc.^	54,176,000

		727,568,705

	Health Care (8.8%)
761,000	Amedisys, Inc.#^	39,419,800
540,000	ArthroCare Corp.#^	24,332,400
1,200,000	Biogen Idec, Inc.#^	72,828,000
1,805,100	BioMarin Pharmaceutical, Inc.#^	65,813,946
2,400,000	Celgene Corp.#^	149,136,000
450,000	Charles River Laboratories#^	26,122,500
1,400,000	Express Scripts, Inc.#^	98,028,000
975,000	Gen-Probe, Inc.#^	54,951,000
8,500,000	Gilead Sciences, Inc.#^	439,960,000
2,000,000	Hologic, Inc.#^	58,380,000
550,000	IDEXX Laboratories, Inc.#^	29,260,000
2,200,000	Immucor, Inc.#^	59,356,000
200,000	Intuitive Surgical, Inc.#^	57,852,000
800,000	Mindray Medical International, Ltd.^	27,200,000
500,000	Pediatrix Medical Group, Inc.#^	34,010,000
1,650,000	Warner Chilcott, Ltd.#^	28,396,500
622,000	Waters Corp.#	38,228,120

		1,303,274,266

	Industrials (16.7%)
1,000,000	AAR Corp.#^	23,400,000
700,000	AGCO Corp.#^	42,091,000
340,000	Alliant Techsystems, Inc.#^	37,393,200
1,500,000	Ametek, Inc.	72,780,000
900,000	Barnes Group, Inc.^	23,472,000
1,208,800	BE Aerospace, Inc.#	48,787,168
650,000	Belden CDT, Inc.^	21,931,000
1,700,000	Boeing Company	144,262,000
275,000	Bucyrus International, Inc.^	34,630,750
550,000	C.H. Robinson Worldwide, Inc.^	34,474,000
1,607,842	Corrections Corporation of America#	40,999,971
600,000	CSX Corp.	37,770,000
1,550,000	Cummins, Inc.	97,107,500
700,000	Curtiss-Wright Corp.^	33,243,000
See accompanying Notes to Schedule of Investments
66     SEMIANNUAL REPORT     Schedule of Investments

Growth Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

350,000	Diana Shipping, Inc.^	$10,626,000
735,000	Donaldson Company, Inc.^	32,001,900
675,000	Dun & Bradstreet Corp.	56,902,500
300,000	Eaton Corp.	26,352,000
650,000	Fastenal Company^	31,726,500
450,000	First Solar, Inc.#^	131,395,500
300,000	Flowserve Corp.^	37,227,000
499,000	Fluor Corp.^	76,282,130
900,000	General Cable Corp.#^	60,300,000
2,000,000	GrafTech International, Ltd.#^	39,300,000
3,250,000	Honeywell International, Inc.	193,050,000
1,000,000	IHS, Inc.#^	66,050,000
841,000	Jacobs Engineering Group, Inc.#^	72,603,530
750,000	Kennametal, Inc.	26,077,500
2,569,700	Manitowoc Company, Inc.^	97,186,054
507,327	Manpower, Inc.	34,056,862
2,100,000	Navios Maritime Holdings, Inc.	23,079,000
900,000	Parker-Hannifin Corp.	71,865,000
655,000	Precision Castparts Corp.	77,001,800
1,200,000	Rockwell Collins, Inc.	75,732,000
300,000	SPX Corp.	36,900,000
500,000	Stericycle, Inc.#^	26,690,000
1,000,000	SunPower Corp.#	87,270,000
600,000	Teledyne Technologies, Inc.#^	35,238,000
1,500,000	Textron, Inc.	91,515,000
650,000	TransDigm Group, Inc.#^	24,680,500
1,900,000	United Technologies Corp.	137,693,000
1,100,000	W.W. Grainger, Inc.^	95,381,000

		2,466,524,365

	Information Technology (37.0%)
590,825	Altera Corp.	12,572,756
1,336,000	Amphenol Corp.^	61,696,480
425,000	Anixter International, Inc.#^	24,212,250
1,500,000	Ansys, Inc.#^	60,345,000
3,450,000	Apple, Inc.#	600,127,500
2,000,000	Aspen Technology, Inc.#	27,480,000
2,000,000	Atheros Communications, Inc.#^	53,240,000
2,400,000	Avnet, Inc.#^	62,856,000
575,000	Baidu.com, Inc.#^	210,220,000
4,500,000	Brocade Communications Systems, Inc.#^	32,220,000
725,000	Cabot Microelectronics Corp.#^	24,686,250
6,050,000	Cisco Systems, Inc.#^	155,122,000
1,324,300	CommScope, Inc.#^	62,970,465
1,700,000	Cree, Inc.#^	44,200,000
900,000	Diodes, Inc.#^	24,336,000
1,003,300	Dolby Laboratories, Inc.#^	40,282,495
3,500,000	eBay, Inc.#	109,515,000
2,150,000	Electronic Arts, Inc.#^	$110,660,500
13,600,000	EMC Corp.#	209,440,000
600,000	Equinix, Inc.#^	54,252,000
1,000,000	FactSet Research Systems Inc.^	60,030,000
3,000,000	FLIR Systems, Inc.#^	102,990,000
3,325,195	Foundry Networks, Inc.#^	42,329,732
1,080,000	Google, Inc.#	620,233,200
800,000	Hewitt Associates, Inc.#^	32,800,000
1,600,000	Hewlett-Packard Company	74,160,000
2,676,000	Juniper Networks, Inc#^	73,911,120
279,175	Linear Technology Corp.	9,759,958
280,000	MasterCard, Inc.^	77,884,800
2,300,000	MEMC Electronic Materials, Inc.#	144,831,000
700,000	Mettler-Toledo International, Inc.#^	66,682,000
1,750,000	Micros Systems, Inc.#^	62,387,500
2,550,000	Microsoft Corp.	72,726,000
2,500,000	Network Appliance, Inc.#^	60,500,000
2,800,000	Nintendo Company, Ltd.	191,225,720
5,457,000	Nokia Corp.	164,091,990
4,700,000	Nuance Communications, Inc.#^	95,316,000
3,500,000	NVIDIA Corp.#^	71,925,000
1,193,600	Open Text Corp.#^	44,425,792
9,100,000	Oracle Corp.#	189,735,000
2,500,000	Parametric Technologies Corp.#	43,575,000
1,200,000	Plexus Corp.#^	28,908,000
4,000,000	PMC-Sierra, Inc.#^	31,080,000
4,200,000	Research In Motion, Ltd.#	510,846,000
700,000	Rofin-Sinar Technologies, Inc.#^	26,656,000
1,750,000	Sina Corp.#^	80,850,000
1,800,000	Synopsys, Inc.#	41,598,000
3,500,000	Teradata Corp.#^	74,515,000
2,700,000	ValueClick, Inc.#^	53,865,000
2,850,000	Varian Semiconductor Equipment Associates, Inc.#^	104,395,500
1,860,000	Verigy, Ltd.#^	39,748,200
1,200,000	Vistaprint, Ltd#^	40,836,000
850,000	Vmware, Inc.#^	56,644,000
3,100,000	Western Digital Corp.#^	89,869,000

		5,461,765,208

	Materials (3.6%)
1,000,000	Agrium, Inc.^	79,000,000
340,000	Air Products and Chemicals, Inc.	33,466,200
520,000	CF Industries Holdings, Inc.	69,524,000
325,000	Cleveland-Cliffs, Inc.^	52,130,000
500,000	Lubrizol Corp.	29,160,000
600,000	Mosaic Company#	73,506,000
650,000	Owens-Illinois, Inc.#	35,847,500
See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     67

Growth Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

400,000	Praxair, Inc.^	$36,524,000
2,300,000	Steel Dynamics, Inc.	80,155,000
1,125,000	Terra Industries, Inc.#^	42,592,500

		531,905,200

	Telecommunication Services (3.3%)
2,825,000	America Movil, SA de CV	163,737,000
1,700,000	China Mobile, Ltd.^	146,744,000
1,600,000	Millicom International Cellular, SA^	172,816,000

		483,297,000

	TOTAL COMMON STOCKS (Cost $11,746,910,695)	14,367,701,300

INVESTMENT IN AFFILIATED FUND (3.0%)
449,716,837	Calamos Government Money Market Fund — Class I SharesΩ (Cost $449,716,837)	449,716,837

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (20.8%)
1,355,771,000	Bank of New York Institutional Cash Reserve Fund	1,355,771,000
1,367,581,000	Goldman Sachs Financial Square Prime Obligations Fund	1,367,581,000
339,500,000	JP Morgan US Government Money Market Fund	339,500,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $3,062,852,000)	3,062,852,000

TOTAL INVESTMENTS (121.2%) (Cost $15,259,479,532)		17,880,270,137

PAYABLE UPON RETURN OF SECURITIES LOAN (-20.8%)		(3,062,852,000)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(69,533,712)

NET ASSETS (100.0%)		$14,747,884,425

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $348,284,751 and received $4,158,520 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $101,432,086 of the affiliated fund.
See accompanying Notes to Financial Statements
68     SEMIANNUAL REPORT     Schedule of Investments

Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (37.9%)
	Consumer Discretionary (2.3%)
55,500,000	Amazon.com, Inc. 4.750%, 02/01/09	$60,841,875
16,000,000	Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	22,041,344
21,609,000	Best Buy Company, Inc. 2.250%, 01/15/22	23,688,866
24,300,000	Iconix Brand Group, Inc.* 1.875%, 06/30/12	20,837,250

		127,409,335

	Consumer Staples (2.3%)
53,000,000	Archer Daniels Midland Company^ 0.875%, 02/15/14	63,467,500
66,100,000	Bank of America Corp. (Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.) ∞ 0.250%, 02/15/12	65,729,840

		129,197,340

	Energy (9.9%)
28,000,000	Hornbeck Offshore Services, Inc.^‡ 1.625%, 11/15/26	33,829,600
79,000,000	Nabors Industries, Inc. 0.940%, 05/15/11	83,641,250
60,000,000	Pride International, Inc. 3.250%, 05/01/33	99,075,000
	Schlumberger, Ltd.
30,000,000	2.125%, 06/01/23	76,012,500
200,000	1.500%, 06/01/23	555,750
26,000,000	SeaDrill, Ltd. 3.625%, 11/08/12	29,146,000
45,000,000	Superior Energy Services, Inc.*^‡ 1.500%, 12/15/26	52,256,250
	Transocean, Inc.
104,361,000	1.625%, 12/15/37^	118,058,382
50,000,000	1.500%, 12/15/37	56,250,000

		548,824,732

	Financials (0.3%)
14,000,000	NASDAQ Stock Market, Inc.* 2.500%, 08/15/13	13,965,000

	Health Care (7.6%)
16,903,000	AMERIGROUP Corp.^ 2.000%, 05/15/12	15,339,473
27,090,000	Beckman Coulter, Inc.* 2.500%, 12/15/36	30,645,562
56,000,000	Genzyme Corp.^ 1.250%, 12/01/23	62,370,000
77,000,000	Gilead Sciences, Inc.* 0.500%, 05/01/11	109,917,500
79,300,000	Hologic, Inc.‡ 2.000%, 12/15/37	$78,606,125
	Teva Pharmaceutical Industries, Ltd.
42,000,000	0.250%, 02/01/24^	57,802,500
42,000,000	0.250%, 02/01/26^	44,047,500
20,500,000	0.500%, 02/01/24	25,804,375

		424,533,035

	Industrials (4.9%)
33,000,000	AGCO Corp. 1.250%, 12/15/36	54,532,500
72,000,000	L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	91,350,000
49,125,000	Lockheed Martin Corp.‡ 2.815%, 08/15/33	71,771,625
72,000,000	Roper Industries, Inc.‡ 1.481%, 01/15/34	56,520,000

		274,174,125

	Information Technology (10.6%)
6,922,000	Cadence Design Systems, Inc.* 1.500%, 12/15/13	5,978,877
	EMC Corp.^
62,000,000	1.750%, 12/01/11*	74,012,500
55,000,000	1.750%, 12/01/11	65,656,250
60,309,000	Intel Corp.^ 2.950%, 12/15/35	60,158,227
30,000,000	Lawson Software Americas, Inc.* 2.500%, 04/15/12	28,875,000
65,724,000	Lehman Brothers Holdings, Inc. (Microsoft Corp., Cisco Systems, Inc.) ∞ 0.250%, 02/16/12	63,285,640
47,654,000	Nuance Communications, Inc.*^ 2.750%, 08/15/27	60,877,985
39,820,000	Red Hat, Inc.^ 0.500%, 01/15/24	39,869,775
	Skyworks Solutions, Inc.
10,000,000	1.500%, 03/01/12*	11,037,500
10,000,000	1.250%, 03/01/10*	11,225,000
4,670,000	1.500%, 03/01/12	5,154,513
4,670,000	1.250%, 03/01/10	5,242,075
52,000,000	Symantec, Corp.^ 1.000%, 06/15/13	56,485,000
84,204,000	VeriSign, Inc.* 3.250%, 08/15/37	105,255,000

		593,113,342

	TOTAL CONVERTIBLE BONDS (Cost $1,896,965,192)	2,111,216,909

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     69

Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (4.7%)
Corporate Bonds (4.3%)
	Consumer Discretionary (0.9%)
23,670,000	McDonald’s Corp. 5.350%, 03/01/18	$24,056,791
23,660,000	Target Corp. 6.000%, 01/15/18	24,618,751

		48,675,542

	Consumer Staples (0.4%)
23,665,000	Sysco Corp. 5.250%, 02/12/18	23,819,674

	Health Care (0.7%)
23,660,000	Eli Lilly and Company 5.200%, 03/15/17	24,008,796
14,790,000	Wyeth 5.500%, 02/15/16	14,987,742

		38,996,538

	Industrials (1.0%)
8,870,000	Caterpillar, Inc. 5.450%, 04/15/18	9,014,164
23,660,000	General Electric Company 5.250%, 12/06/17	23,590,037
23,660,000	United Parcel Service, Inc.^ 5.500%, 01/15/18	24,493,779

		57,097,980

	Information Technology (0.4%)
23,665,000	Hewlett-Packard Company^ 5.500%, 03/01/18	24,194,765

	Telecommunication Services (0.9%)
23,660,000	AT&T, Inc. 5.500%, 02/01/18	23,700,222
23,660,000	Verizon Communications, Inc. 5.500%, 04/01/17	23,797,630

		47,497,852

	TOTAL CORPORATE BONDS	240,282,351

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.4%)
	Consumer Discretionary (0.1%)
1,070	Amazon.com, Inc.# Call, 01/16/10, Strike $70.00	2,589,400
1,880	Carnival Corp.# Call, 01/16/10, Strike $35.00	1,692,000

		4,281,400

	Consumer Staples (0.1%)
2,100	Coca-Cola Company# Call, 01/16/10, Strike $55.00	$1,774,500
2,050	Walgreen Company# Call, 01/16/10, Strike $32.50	1,435,000

		3,209,500

	Industrials (0.1%)
1,100	Boeing Company# Call, 01/16/10, Strike $70.00	2,315,500
1,660	United Technologies Corp.# Call, 01/16/10, Strike $70.00	1,909,000

		4,224,500

	Information Technology (0.1%)
425	Apple, Inc.# Call, 01/16/10, Strike $170.00	1,959,250
1,900	Electronic Arts, Inc.# Call, 01/16/10, Strike $50.00	2,118,500
5,300	EMC Corp.# Call, 01/16/10, Strike $15.00	1,841,750
155	Google, Inc.# Call, 01/16/10, Strike $540.00	2,058,400
1,900	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	1,064,000

		9,041,900

	Telecommunication Services (0.0%)
1,045	America Movil, SA de CV# Call, 01/17/09, Strike $60.00	627,000

	TOTAL OPTIONS	21,384,300

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $261,405,508)	261,666,651

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (6.8%)
	Financials (4.0%)
77,500	Bank of America Corp. 7.250%	81,084,375
1,667,165	Citigroup, Inc. 6.500%	86,588,382
1,800,000	MetLife, Inc. 6.375%	53,172,000

		220,844,757

	Health Care (1.5%)
479,290	Schering-Plough Corp. 6.000%	86,526,224

See accompanying Notes to Schedule of Investments
70     SEMIANNUAL REPORT     Schedule of Investments

Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

	Materials (1.3%)
455,000	Freeport-McMoRan Copper & Gold, Inc.^ 6.750%	$74,137,700

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $401,818,188)	381,508,681

COMMON STOCKS (48.4%)
	Consumer Discretionary (8.5%)
595,100	Apollo Group, Inc.#	30,290,590
1,800,000	Coach, Inc.#	64,026,000
524,000	ITT Educational Services, Inc.#^	40,169,840
2,140,000	Nike, Inc.	142,952,000
4,118,068	Walt Disney Company	133,548,945
1,620,000	Yum! Brands, Inc.	65,901,600

		476,888,975

	Consumer Staples (2.6%)
960,000	Coca-Cola Company	56,515,200
615,000	Molson Coors Brewing Company^	33,726,600
798,225	PepsiCo, Inc.	54,702,360

		144,944,160

	Energy (1.4%)
534,980	ENSCO International, Inc.^	34,094,275
908,835	Halliburton Company^	41,724,615

		75,818,890

	Financials (5.0%)
2,355,729	Aon Corp.	106,926,539
800,096	Manulife Financial Corp.^	31,331,759
1,362,350	NASDAQ Stock Market, Inc.#^	49,657,658
1,559,100	T. Rowe Price Group, Inc.^	91,300,896

		279,216,852

	Health Care (5.2%)
250,000	Alcon, Inc.	39,500,000
1,080,000	Biogen Idec, Inc.#^	65,545,200
2,500,000	Merck & Company, Inc.	95,100,000
528,030	Novo Nordisk, A/S	36,270,381
1,200,000	Varian Medical Systems, Inc.#^	56,256,000

		292,671,581

	Industrials (5.8%)
680,000	Boeing Company	57,704,800
1,475,000	General Electric Company	48,232,500
1,150,000	Honeywell International, Inc.	68,310,000
1,120,087	Illinois Tool Works, Inc.	58,569,349
330,000	Lockheed Martin Corp.	34,993,200
775,000	United Technologies Corp.	$56,164,250

		323,974,099

	Information Technology (19.2%)
1,800,000	Accenture, Ltd.	67,590,000
830,000	Adobe Systems, Inc.#	30,950,700
5,773,425	Cisco Systems, Inc.#	148,030,617
5,625,384	Dell, Inc.#	104,800,904
2,085,000	eBay, Inc.#	65,239,650
1,168,355	Electronic Arts, Inc.^#	60,135,232
1,872,210	Hewitt Associates, Inc.#	76,760,610
1,390,930	Infosys Technologies, Ltd.^	60,769,732
958,000	Intuit, Inc.#^	25,837,260
219,345	MasterCard, Inc.^	61,013,005
3,070,325	Microsoft Corp.	87,565,669
1,479,825	Nintendo Company, Ltd.	101,064,500
1,920,000	Nokia Corp.	57,734,400
5,800,000	Oracle Corp.#	120,930,000

		1,068,422,279

	Telecommunication Services (0.7%)
650,000	America Movil, SA de CV	37,674,000

	TOTAL COMMON STOCKS (Cost $2,476,161,798)	2,699,610,836

INVESTMENT IN AFFILIATED FUND (1.9%)
104,187,145	Calamos Government Money Market Fund — Class I SharesΩ (Cost $104,187,145)	104,187,145

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (8.6%)
33,369,000	Bank of New York Institutional Cash Reserve Fund	33,369,000
370,959,000	Goldman Sachs Financial Square Prime Obligations Fund	370,959,000
75,000,000	JP Morgan US Government Money Market Fund	75,000,000

TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $479,328,000)		479,328,000

TOTAL INVESTMENTS (108.3%) (Cost $5,619,865,831)		6,037,518,222

PAYABLE UPON RETURN OF SECURITIES LOANED (-8.6%)		(479,328,000)

OTHER ASSETS, LESS LIABILITIES (0.3%)		16,619,896

NET ASSETS (100.0%)		$5,574,810,118

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     71

Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)
NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $13,965,000 or 0.3% of net assets.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $16,000,000 as of August 10, 2006. The instrument has been priced at a fair value following procedures approved by the board of trustees, and at April 30, 2008, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.

∞	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net redemptions of $21,732,177 and received $2,894,003 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $125,919,322 of the affiliated fund.
Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements
72     SEMIANNUAL REPORT     Schedule of Investments

Value Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (97.4%)
		Consumer Discretionary (16.7%)
35,000		Apollo Group, Inc.#	$1,781,500
55,000		Carnival Corp.^	2,209,350
77,000		Harley-Davidson, Inc.^	2,945,250
99,000		Home Depot, Inc.	2,851,200
29,000		ITT Educational Services, Inc.#^	2,223,140
57,000		Nike, Inc.	3,807,600
90,000		Walt Disney Company^	2,918,700

			18,736,740

		Consumer Staples (14.4%)
87,000		Coca-Cola Company	5,121,690
41,000		Molson Coors Brewing Company^	2,248,440
9,000	CHF	Nestle Holdings, Inc.	4,295,503
36,000		PepsiCo, Inc.	2,467,080
57,000		Walgreen Company	1,986,450

			16,119,163

		Energy (6.1%)
15,000		Devon Energy Corp.	1,701,000
21,000		Exxon Mobil Corp.	1,954,470
76,000		Pride International, Inc.#^	3,226,200

			6,881,670

		Financials (17.9%)
46,000		Allstate Corp.	2,316,560
73,000		American International Group, Inc.	3,372,600
60,000		Aon Corp.	2,723,400
57,000		Bank of America Corp.	2,139,780
94,000		Citigroup, Inc.	2,375,380
22,000		Franklin Resources, Inc.	2,093,300
37,000		JPMorgan Chase & Company	1,763,050
28,000		Legg Mason, Inc.	1,687,840
55,000		Wells Fargo & Company	1,636,250

			20,108,160

		Health Care (10.2%)
18,000		Alcon, Inc.	2,844,000
80,000		Johnson & Johnson	5,367,200
75,000		Pfizer, Inc.	1,508,250
40,000		Wyeth	1,778,800

			11,498,250

		Industrials (5.2%)
56,000		Illinois Tool Works, Inc.	2,928,240
40,000		United Technologies Corp.	2,898,800

			5,827,040

		Information Technology (26.9%)
160,000		Cisco Systems, Inc.#	$4,102,400
145,000		Dell, Inc.#	2,701,350
115,000		eBay, Inc.#	3,598,350
50,000		Electronic Arts, Inc.#	2,573,500
49,000		Hewlett-Packard Company	2,271,150
70,000		Infosys Technologies, Ltd.^	3,058,300
95,000		Microsoft Corp.	2,709,400
78,000	EUR	Nokia Corp.	2,345,012
190,000		Oracle Corp.#	3,961,500
58,000	EUR	SAP, AG	2,902,709

			30,223,671

		TOTAL COMMON STOCKS (Cost $103,076,579)	109,394,694

INVESTMENT IN AFFILIATED FUND (2.6%)
2,949,674		Calamos Government Money Market Fund — Class I SharesΩ (Cost $2,949,674)	2,949,674

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (15.4%)
8,999,000		Bank of New York Institutional Cash Reserve Fund	8,999,000
6,701,000		Goldman Sachs Financial Square Prime Obligations Fund	6,701,000
1,000,000		JP Morgan US Government Money Market Fund	1,000,000

PRINCIPAL
AMOUNT		VALUE

569,000	Deutsche Bank, AG, repurchase agreement, 2.020%, dated 04/30/08, due 05/01/08, repurchase price $569,032, collateralized by various U.S. Government Agency Securities 4.000% — 7.000%, 01/01/18 — 09/01/37 with a value of $577,723	569,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $17,269,000)	17,269,000

TOTAL INVESTMENTS (115.4%) (Cost $123,295,253)		129,613,368

PAYABLE UPON RETURN OF SECURITIES LOANED (-15.4%)		(17,269,000)

LIABILITIES, LESS OTHER ASSETS (0.0%)		(51,966)

NET ASSETS (100.0%)		$112,292,402

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     73

Value Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)
NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $2,825,751 and received $45,480 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $123,923 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc

EUR	European Monetary Unit
Note: Value for securities denominated in foreign currencies are shown in U.S. dollars.
See accompanying Notes to Financial Statements
74     SEMIANNUAL REPORT     Schedule of Investments

Blue Chip Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (98.7%)
		Consumer Discretionary (5.4%)
18,500		Amazon.com, Inc.#^	$1,454,655
24,000		Carnival Corp.^	964,080
15,000		CBS Corp.^	346,050
36,000		News Corp., Class A	644,400
25,000		News Corp., Class B	462,500
23,000		Nike, Inc.	1,536,400
10,000		Nordstrom, Inc.^	352,600
5,500		Target Corp.	292,215
40,000		Time Warner, Inc.	594,000
44,000		Walt Disney Company	1,426,920

			8,073,820

		Consumer Staples (7.2%)
9,000		Altria Group, Inc.	180,000
36,000		Avon Products, Inc.	1,404,720
25,000		Coca-Cola Company	1,471,750
11,000		Colgate-Palmolive Company	777,700
40,000		CVS Corp.	1,614,800
11,000		Molson Coors Brewing Company^	603,240
14,000		PepsiCo, Inc.	959,420
9,000		Philip Morris International, Inc.#	459,270
21,076		Procter & Gamble Company	1,413,146
14,000		Wal-Mart Stores, Inc.	811,720
31,000		Walgreen Company	1,080,350

			10,776,116

		Energy (12.7%)
14,000		Cameron International Corp.#^	689,220
17,000		Chevron Corp.^	1,634,550
29,000		ConocoPhillips	2,498,350
9,300		Devon Energy Corp.	1,054,620
8,000		ENSCO International, Inc.	509,840
54,000		Exxon Mobil Corp.	5,025,780
41,000		Halliburton Company^	1,882,310
22,000		Marathon Oil Corp.^	1,002,540
10,500		Occidental Petroleum Corp.	873,705
15,000		Schlumberger, Ltd.	1,508,250
9,000		Smith International, Inc.^	688,590
10,970		Transocean, Inc.#^	1,617,636

			18,985,391

		Financials (16.3%)
18,000		AFLAC, Inc.	1,200,060
32,000		American International Group, Inc.	1,478,400
34,000		Aon Corp.	1,543,260
75,000		Bank of America Corp.	2,815,500
26,981		Bank of New York Mellon Corp.^	1,174,483
106,000		Citigroup, Inc.	$2,678,620
8,200		Franklin Resources, Inc.	780,230
12,000		Hartford Financial Services Group, Inc.	855,240
65,000		JPMorgan Chase & Company	3,097,250
20,000		Manulife Financial Corp.^	783,200
20,000		MetLife, Inc.	1,217,000
12,000		Morgan Stanley	583,200
20,000	CAD	Power Financial Corp.	738,556
17,000		Prudential Financial, Inc.	1,287,070
6,000		State Street Corp.	432,840
16,000		T. Rowe Price Group, Inc.	936,960
18,000		U.S. Bancorp	610,020
72,000		Wells Fargo & Company	2,142,000

			24,353,889

		Health Care (12.8%)
30,000		Abbott Laboratories	1,582,500
4,500		Alcon, Inc.^	711,000
6,000		Baxter International, Inc.	373,920
14,000		Biogen Idec, Inc.#	849,660
49,000		Bristol-Myers Squibb Company	1,076,530
23,000		Eli Lilly and Company	1,107,220
30,000		Gilead Sciences, Inc.#	1,552,800
60,000		Johnson & Johnson	4,025,400
23,000		Medtronic, Inc.	1,119,640
48,000		Merck & Company, Inc.	1,825,920
25,000		Pfizer, Inc.	502,750
10,000		St. Jude Medical, Inc.#	437,800
13,000		Stryker Corp.	842,790
19,000		Thermo Fisher Scientific, Inc.#	1,099,530
11,500		UnitedHealth Group, Inc.	375,245
7,500		Wellpoint, Inc.#	373,125
10,000		Wyeth	444,700
11,000		Zimmer Holdings, Inc.#	815,760

			19,116,290

		Industrials (14.1%)
25,000		3M Company	1,922,500
17,000		Boeing Company	1,442,620
6,500		Burlington Northern Santa Fe Corp.	666,575
5,000		Danaher Corp.^	390,100
10,000		Emerson Electric Company	522,600
10,000		General Dynamics Corp.	904,200
162,000		General Electric Company	5,297,400
40,000		Honeywell International, Inc.	2,376,000
27,000		Illinois Tool Works, Inc.	1,411,830
5,000		Lockheed Martin Corp.	530,200
13,000		Raytheon Company^	831,610
See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     75

Blue Chip Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

5,000	Tyco International, Ltd.	$233,950
7,000	Union Pacific Corp.	1,016,330
21,000	United Parcel Service, Inc.^	1,520,610
28,000	United Technologies Corp.	2,029,160

		21,095,685

	Information Technology (23.8%)
19,500	Apple, Inc.#	3,392,025
110,000	Cisco Systems, Inc.#	2,820,400
16,100	Corning, Inc.	430,031
88,000	Dell, Inc.#	1,639,440
38,000	eBay, Inc.#	1,189,020
24,000	Electronic Arts, Inc.#	1,235,280
43,000	EMC Corp.#	662,200
4,000	Google, Inc.#	2,297,160
60,200	Hewlett-Packard Company	2,790,270
31,000	Infosys Technologies, Ltd.^	1,354,390
126,000	Intel Corp.	2,804,760
25,000	International Business Machines Corp.	3,017,500
2,500	MasterCard, Inc.^	695,400
177,000	Microsoft Corp.	5,048,040
20,000	Nokia Corp.	601,400
122,000	Oracle Corp.#	2,543,700
29,000	QUALCOMM, Inc.	1,252,510
12,000	Research In Motion, Ltd.#	1,459,560
14,000	Yahoo!, Inc.#^	383,740

		35,616,826

	Materials (2.0%)
30,000	E.I. du Pont de Nemours and Company	1,467,300
7,000	Freeport-McMoRan Copper & Gold, Inc.^	796,250
11,000	PPG Industries, Inc.	675,070

		2,938,620

	Telecommunication Services (3.1%)
96,500	AT&T, Inc.	3,735,515
26,000	Verizon Communications, Inc.	1,000,480

		4,735,995

	Utilities (1.3%)
15,500	Ameren Corp.^	703,080
11,000	Entergy Corp.	1,263,460

		1,966,540

	TOTAL COMMON STOCKS (Cost $130,339,298)	147,659,172

INVESTMENT IN AFFILIATED FUND (1.9%)
2,946,365	Calamos Government Money Market Fund — Class I SharesΩ (Cost $2,946,365)	2,946,365

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (11.8%)
9,999,000	Bank of New York Institutional Cash Reserve Fund	$9,999,000
751,000	Goldman Sachs Financial Square Prime Obligations Fund	751,000
1,750,000	JP Morgan US Government Money Market Fund	1,750,000

PRINCIPAL
AMOUNT		VALUE

5,184,000	Deutsche Bank, AG, repurchase agreement, 2.020%, dated 04/30/08 due 05/01/08, repurchase price $5,184,291, collateralized by various U.S. Government Agency Securities 4.000% - 7.000%, 01/01/18 — 05/01/38 with a value of $5,263,474.	5,184,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $17,684,000)	17,684,000

TOTAL INVESTMENTS (112.4%) (Cost $150,969,663)		168,289,537

PAYABLE UPON RETURN OF SECURITIES LOAN (-11.8%)		(17,684,000)

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(932,314)

NET ASSETS (100.0%)		$149,673,223

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $1,168,472 and received $29,475 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $1,777,893 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.
See accompanying Notes to Financial Statements
76     SEMIANNUAL REPORT     Schedule of Investments

Multi-Fund Blend
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUNDS (104.7%)
1,147,488	Calamos Global Growth & Income Fund- Class I Shares (cost $12,632,450)	$12,324,027
210,501	Calamos Growth Fund — Class I Shares (cost $12,637,775)	12,535,336
925,590	Calamos Value Fund — Class I Shares (cost $12,586,498)	11,532,849

	TOTAL INVESTMENT IN AFFILIATED FUNDS (Cost $37,856,723)	36,392,212

TOTAL INVESTMENTS (104.7%) (Cost $37,856,723)		36,392,212

LIABILITIES, LESS OTHER ASSETS (-4.7%)		(1,648,677)

NET ASSETS (100.0%)		$34,743,535

NOTES TO SCHEDULE OF INVESTMENTS
Investments in Affiliated Funds. The fund held the following investments in affiliated funds as of April 30, 2008. Purchases, sales, dividend income and capital gains are shown during the period from November 1, 2007, through April 30, 2008.

	Value		Proceeds from	Dividend	Distributed
	October 31, 2007	Purchases	Sales	Income	Capital Gains

Calamos Global Growth and Income Fund	$11,979,023	$3,718,988	$1,179,601	$—	$683,461
Calamos Growth Fund	12,726,624	3,718,988	1,179,601	—	1,293,237
Calamos Value Fund	10,917,019	3,718,988	1,179,602	108,116	669,976

Total	$35,622,666	$11,156,964	$3,538,804	$108,116	$2,646,674

See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     77

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (38.3%)
		Consumer Discretionary (11.4%)
8,500,000	EUR	Adidas, AG 2.500%, 10/08/18	$21,347,298
2,700,000		Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	3,719,477
17,750,000	EUR	Intralot SA 2.250%, 12/20/13	28,446,332
1,650,000,000	JPY	NC International, Ltd. (Nikon Corp.) 0.000%, 03/15/11	23,669,813
19,000		News Corp. (British Sky Broadcasting Group, PLC)∞ 0.000%, 03/15/23	19,660,250
5,000,000	EUR	Nokian Renkaat Oyj 0.000%, 06/27/14	7,643,824
1,750,000,000	JPY	Suzuki Motor Corp. 0.000%, 03/29/13	18,518,996
21,500,000	CHF	Swatch Group, AG 2.625%, 10/15/10	24,898,012

			147,904,002

		Consumer Staples (3.0%)
17,000,000		Archer Daniels Midland Company^ 0.875%, 02/15/14	20,357,500
5,000,000		Bank of America Corp. (Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)∞ 0.250%, 02/15/12	4,972,000
9,000,000		Nestle Holdings, Inc. 0.000%, 06/11/08	13,629,076

			38,958,576

		Energy (7.1%)
6,000,000		Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	7,249,200
6,000,000		Nabors Industries, Inc. 0.940%, 05/15/11	6,352,500
11,000,000		Petroleum Geo-Services ASA 2.700%, 12/03/12	10,670,000
18,000,000		SeaDrill, Ltd. 3.625%, 11/08/12	20,178,000
8,400,000		Subsea 7, Inc. 2.800%, 06/06/11	10,071,135
		Superior Energy Services, Inc.‡
7,600,000		1.500%, 12/15/26*	8,825,500
2,500,000		1.500%, 12/15/26^	2,903,125
22,500,000		Transocean, Inc. 1.625%, 12/15/37	25,453,125

			91,702,585

		Financials (3.5%)
12,900,000		Banco Espirito Santo, SA 1.250%, 02/26/11	14,125,500
12,000,000	EUR	EFG Eurobank Ergasias 1.000%, 11/29/09	$21,571,397
16,000,000	GBP	QBE Insurance Group, Ltd. 0.000%, 05/16/27	9,877,879

			45,574,776

		Health Care (4.9%)
5,100,000		AMERIGROUP Corp.^ 2.000%, 05/15/12	4,628,250
8,000,000		Gilead Sciences, Inc.* 0.500%, 05/01/11	11,420,000
18,300,000		Hologic, Inc.‡ 2.000%, 12/15/37	18,139,875
		Teva Pharmaceutical Industries, Ltd.
16,750,000		1.750%, 02/01/26^	19,136,875
9,000,000		0.250%, 02/01/26	9,438,750

			62,763,750

		Industrials (1.6%)
7,500,000		AGCO Corp. 1.250%, 12/15/36	12,393,750
3,750,000	EUR	SGL Group 0.750%, 05/16/13	7,590,115

			19,983,865

		Information Technology (5.9%)
1,300,000,000	JPY	Capcom Company, Ltd. 0.000%, 03/31/09	14,627,110
		EMC Corp.
10,000,000		1.750%, 12/01/11	11,937,500
4,500,000		1.750%, 12/01/11*	5,371,875
16,000,000		Intel Corp. 2.950%, 12/15/35	15,960,000
5,000,000		Lehman Brothers Holdings, Inc. (Microsoft Corp., Cisco Systems, Inc.)∞ 0.250%, 02/16/12	4,814,500
800,000	CHF	Temenos Group, AG 1.500%, 03/21/13	1,367,562
18,000,000		VeriSign, Inc.* 3.250%, 08/15/37	22,500,000

			76,578,547

		Utilities (0.9%)
6,250,000	EUR	International Power, PLC 3.250%, 07/20/13	11,322,974

		TOTAL CONVERTIBLE BONDS (Cost $468,035,821)	494,789,075

SYNTHETIC CONVERTIBLE SECURITIES (2.2%)
Corporate Bonds (2.0%)

		Consumer Discretionary (0.5%)
6,180,000		McDonald’s Corp. 5.350%, 03/01/18	6,280,987

See accompanying Notes to Schedule of Investments
78     SEMIANNUAL REPORT     Schedule of Investments

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

	Industrials (1.0%)
6,280,000	General Electric Company 5.250%, 12/06/17	$6,261,430
6,470,000	Siemens, AG 5.750%, 10/17/16	6,562,217

		12,823,647

	Information Technology (0.5%)
6,470,000	Hewlett-Packard Company 5.500%, 03/01/18	6,614,838

	TOTAL CORPORATE BONDS	25,719,472

NUMBER OF
CONTRACTS			VALUE

Options (0.2%)
		Industrials (0.2%)
130,000	CHF	ABB, Ltd.# Call, 06/18/10, Strike $24.00	1,355,016
290	EUR	MAN, AG# Call, 12/18/09, Strike $84.00	901,792
32,000	EUR	Siemens, AG# Call, 12/18/09, Strike $76.00	628,078

			2,884,886

		Information Technology (0.0%)
80		Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	44,800

		Telecommunication Services (0.0%)
60		America Movil, SA de CV# Call, 01/17/09, Strike $60.00	36,000
50		Millicom International Cellular, SA# Call, 01/17/09, Strike $110.00	81,750

			117,750

		TOTAL OPTIONS	3,047,436

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $28,996,972)	28,766,908

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (7.4%)

		Financials (2.9%)
17,700		Bank of America Corp. 7.250%	18,518,625
365,000		Citigroup, Inc. 6.500%	18,957,188

			37,475,813

		Health Care (0.7%)
49,000		Schering-Plough Corp. 6.000%	8,845,970

		Materials (3.8%)
215	EUR	Bayer, AG 6.625%	$25,077,682
340,000		Cia Vale do Rio Doce 5.500%	24,905,000

			49,982,682

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $99,393,224)	96,304,465

COMMON STOCKS (50.3%)
		Consumer Discretionary (1.6%)
320,000		Nike, Inc.^	21,376,000

		Consumer Staples (3.2%)
265,000	EUR	Beiersdorf AG	22,454,352
210,000		Coca-Cola Company	12,362,700
80,000	EUR	InBev, NV	6,557,309

			41,374,361

		Energy (1.7%)
800,000	GBP	BP, PLC	9,694,142
140,000	CAD	Canadian Natural Resources, Ltd.	11,892,563

			21,586,705

		Financials (7.6%)
130,000		Aon Corp.	5,900,700
280,000	CHF	Julius Baer Holding, AG	20,527,717
315,000		Manulife Financial Corp.	12,335,400
290,000		NASDAQ Stock Market, Inc.#^	10,570,500
425,000	AUD	QBE Insurance Group, Ltd.*	10,180,790
930,000	GBP	Schroders, PLC	19,332,843
330,000		T. Rowe Price Group, Inc.^	19,324,800

			98,172,750

		Health Care (9.0%)
275,000		Alcon, Inc.	43,450,000
100,000		Biogen Idec, Inc.#	6,069,000
740,000	AUD	CSL, Ltd.	27,699,393
160,000		Merck & Company, Inc.	6,086,400
480,000	DKK	Novo Nordisk, AS — B Shares	32,840,718

			116,145,511

		Industrials (7.3%)
650,000	CHF	ABB, Ltd.#	19,835,007
65,000	EUR	Alstom	14,936,392
1,400,000	GBP	BAE Systems, PLC	12,906,054
150,000		Boeing Company	12,729,000
250,000		Honeywell International, Inc.	14,850,000
58,000	EUR	MAN, AG	8,049,200
100,000	EUR	Siemens, AG	11,700,600

			95,006,253

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     79

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Information Technology (17.8%)
210,000		Accenture, Ltd.	$7,885,500
1,375,000	GBP	Autonomy Corp. PLC#	23,196,071
900,000		Dell, Inc.#	16,767,000
489,000		eBay, Inc.#	15,300,810
305,000		Infosys Technologies, Ltd.^	13,325,450
110,000	JPY	Nintendo Company, Ltd.	60,805,039
910,000	EUR	Nokia Corp.	27,358,471
300,000		Oracle Corp.#	6,255,000
28,500	KRW	Samsung Electronics Co., Ltd.	20,203,874
325,000	EUR	SAP, AG	16,265,179
265,000		Satyam Computer Services, Ltd.^	6,805,200
155,000	EUR	Ubisoft Entertainment SA#	15,480,938

			229,648,532

		Telecommunication Services (2.1%)
460,000		America Movil, SA de CV	26,661,600

		TOTAL COMMON STOCKS (Cost $583,754,775)	649,971,712

INVESTMENT IN AFFILIATED FUND (3.1%)
40,233,780		Calamos Government Money Market Fund — Class I SharesΩ (Cost $40,233,780)	40,233,780

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.2%)
2,999,000		Bank of New York Institutional Cash Reserve Fund	2,999,000
60,360,000		Goldman Sachs Financial Square Prime Obligations Fund	60,360,000
12,500,000		JP Morgan US Government Money Market Fund	12,500,000

			75,859,000

PRINCIPAL
AMOUNT		VALUE

4,387,000	Deutsche Bank, AG, repurchase agreement 2.020%, dated 04/30/08, due 05/01/08, purchase price $4,387,246, collateralized by various U.S. Government Agency Securities 4.000% — 7.000%, 01/01/18 — 09/01/37 with a value of $4,454,256	4,387,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $80,246,000)	80,246,000

TOTAL INVESTMENTS (107.5%) (Cost $1,300,660,572)		1,390,311,940

PAYABLE UPON RETURN OF SECURITIES LOANED (-6.2%)		$(80,246,000)

LIABILITIES, LESS OTHER ASSETS (-1.3%)		(17,325,455)

NET ASSETS (100.0%)		$1,292,740,485

FORWARD FOREIGN CURRENCY CONTRACTS

	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Australian Dollar	7/31/08	37,053,000	$34,524,517	$(163,603)
Brazilian Real	7/31/08	12,570,000	7,385,863	(9,102)
British Pound Sterling	7/31/08	32,278,000	63,758,760	189,606
Canadian Dollar	7/31/08	9,583,000	9,508,548	(86,662)
Danish Krone	7/31/08	123,731,000	25,781,803	39,050
Euro	7/31/08	143,710,000	223,446,186	342,621
Indian Rupee	7/31/08	315,824,000	7,751,709	38,720
Japanese Yen	7/31/08	9,758,892,000	94,346,924	(327,544)
Mexican Peso	7/31/08	108,726,000	10,244,847	40,948
Norwegian Krone	7/31/08	109,562,000	21,340,558	(36,703)
Swiss Franc	7/31/08	67,885,000	65,571,633	152,680

				$180,011

See accompanying Notes to Schedule of Investments
80     SEMIANNUAL REPORT     Schedule of Investments

Global Growth and Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)
NOTES TO SCHEDULE OF INVESTMENTS

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $2,700,000 as of August 10, 2006. The instrument has been priced at a fair value following procedures approved by the board of trustees, and at April 30, 2008, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.

∞	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $10,180,790 or 0.8% of net assets.

#	Non-income producing security.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $34,561,291 and received $637,406 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $5,672,489 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korea Won
Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     81

Global Growth and Income Fund

COUNTRY ALLOCATION	APRIL 30, 2008 (UNAUDITED)

Country	% of Net Assets
United States	28.7%
Switzerland	9.7%
Germany	9.3%
Japan	9.1%
United Kingdom	7.4%
Australia	4.0%
Greece	3.9%
Brazil	3.0%
Cayman Islands	2.7%
Finland	2.7%
Denmark	2.5%
France	2.3%
Israel	2.2%
Bermuda	2.2%
Mexico	2.1%
Canada	1.9%
South Korea	1.6%
India	1.6%
Norway	0.8%
Belgium	0.5%
Country allocations may vary over time.
See accompanying Notes to Financial Statements
82     SEMIANNUAL REPORT     Schedule of Investments

International Growth Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (98.4%)
		Consumer Discretionary (6.4%)
40,000		Central European Media Enterprises, Ltd.#	$4,240,800
90,000	EUR	Industria de Diseno Textil, SA	4,873,182
310,000	JPY	Nikon Corp.	8,957,447
180,000	EUR	Paddy Power, PLC	6,288,778
185,000	CHF	Swatch Group, AG	9,443,546

			33,803,753

		Consumer Staples (4.5%)
145,000	EUR	Beiersdorf AG	12,286,344
88,000	EUR	InBev, NV	7,213,040
70,000	GBP	Reckitt Benckiser	4,067,589

			23,566,973

		Energy (6.4%)
300,000	GBP	BG Group, PLC	7,321,532
67,000	CAD	Canadian Natural Resources, Ltd.	5,691,441
180,000	NOK	Petroleum Geo-Services ASA	4,843,565
88,000	EUR	Saipem, SpA	3,848,670
169,000	NOK	SeaDrill, Ltd.	5,090,402
65,000	CAD	Suncor Energy, Inc.	7,335,170

			34,130,780

		Financials (12.7%)
82,000	AUD	Australian Stock Exchange, Ltd.	2,778,409
310,000		Banco Bradesco SA — ADR	6,999,800
50,000	EUR	Deutsche Börse, AG	7,271,359
260,000	EUR	EFG Eurobank Ergasias	8,039,502
230,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	4,700,033
175,000	CHF	Julius Baer Holding, AG	12,829,823
365,000	GBP	Schroders, PLC	7,587,621
1,300,000	SGD	Singapore Exchange, Ltd.	8,249,140
240,000	GBP	Standard Chartered, PLC#	8,479,901

			66,935,588

		Health Care (12.9%)
140,000		Alcon, Inc.	22,120,000
145,000	AUD	Cochlear, Ltd.	7,761,541
490,000	AUD	CSL, Ltd.	18,341,490
226,000	DKK	Novo Nordisk, AS — B Shares	15,462,505
93,000	JPY	Terumo Corp.	4,603,713

			68,289,249

		Industrials (15.5%)
500,000	CHF	ABB, Ltd.#	15,257,698
51,000	EUR	Alstom	11,719,323
1,050,000	GBP	BAE Systems, PLC	9,679,540
865,000	CAD	Bombardier, Inc.#	5,668,752
387,096	GBP	Capita Group, PLC	5,074,084
305,000	JPY	Komatsu, Ltd.	$9,282,340
62,000	EUR	Krones AG#	5,261,781
57,000	EUR	MAN, AG	7,910,421
870,000	GBP	Rolls-Royce Group, PLC#	7,539,521
38,000	EUR	Siemens, AG	4,446,228

			81,839,688

		Information Technology (30.5%)
1,060,000	GBP	Autonomy Corp. PLC#	17,882,062
15,000		Baidu.com, Inc.#	5,484,000
285,000		Infosys Technologies, Ltd.	12,451,650
310,000	CHF	Logitech International, SA#	9,367,347
220,000		NDS Group, PLC#	11,319,000
27,000	KRW	NHN Corp.#	6,257,740
43,000	JPY	Nintendo Company, Ltd.	23,769,242
275,000	EUR	Nokia Corp.	8,267,670
7,500	KRW	Samsung Electronics Co., Ltd.	5,316,809
116,000		Satyam Computer Services, Ltd.	2,978,880
135,000		Shanda Interactive Entertainment, Ltd.#	4,629,150
450,000	NOK	Tandberg, ASA	7,606,887
650,000	CHF	Temenos Group, AG#	18,231,500
190,500	JPY	Trend Micro, Inc.	7,166,651
170,000	EUR	Ubisoft Entertainment SA#	16,979,093
660,000	HKD	Vtech Holdings	3,616,484

			161,324,165

		Materials (4.8%)
135,000	AUD	BHP Billiton, Ltd.	5,442,074
220,000		Cia Vale do Rio Doce	8,597,600
157,000	NOK	Yara International ASA	11,382,552

			25,422,226

		Telecommunication Services (4.7%)
240,000		America Movil, SA de CV	13,910,400
40,000		China Mobile, Ltd.	3,452,800
70,000		Millicom International Cellular, SA#	7,560,700

			24,923,900

		TOTAL COMMON STOCKS
		(Cost $448,002,143)	520,236,322

INVESTMENT IN AFFILIATED FUND (2.3%)
12,269,662		Calamos Government Money Market Fund — Class I SharesΩ (Cost $12,269,662)	12,269,662

TOTAL INVESTMENTS (100.7%)
(Cost $460,271,805)			532,505,984

LIABILITIES, LESS OTHER ASSETS (-0.7%)			(3,566,027)

NET ASSETS (100.0%)			$528,939,957

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     83

Internatinal Growth Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)
NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $928,111 and received $257,806 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $11,341,551 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korea Won
NOK	Norwegian Krone
SGD	Singapore Dollar
Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.
See accompanying Notes to Financial Statements
84     SEMIANNUAL REPORT     Schedule of Investments

International Growth Fund

COUNTRY ALLOCATION	APRIL 30, 2008 (UNAUDITED)

Country	% of Net Assets
Switzerland	16.5%
United Kingdom	15.0%
Japan	10.3%
Germany	7.1%
Australia	6.5%
France	5.4%
Norway	4.6%
Canada	3.5%
Brazil	2.9%
Denmark	2.9%
India	2.9%
Mexico	2.6%
Bermuda	2.4%
South Korea	2.2%
Cayman Islands	1.9%
Finland	1.6%
Singapore	1.6%
Hong Kong	1.5%
Greece	1.5%
Belgium	1.4%
Luxembourg	1.3%
Ireland	1.2%
Spain	0.9%
Italy	0.7%
Country allocations may vary over time.
See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     85

Global Equity Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (98.2%)
		Consumer Discretionary (8.7%)
6,700		Amazon.com, Inc.#	$526,821
6,000		Apollo Group, Inc.#	305,400
3,700		Central European Media Enterprises, Ltd.#	392,274
4,500	EUR	Industria de Diseno Textil, SA	243,659
4,500		ITT Educational Services, Inc.#	344,970
15,500		Nike, Inc.	1,035,400
16,000	JPY	Nikon Corp.	462,320
9,600	EUR	Paddy Power, PLC	335,401
14,000	CHF	Swatch Group, AG	714,647
15,000		Yum! Brands, Inc.	610,200

			4,971,092

		Consumer Staples (4.2%)
11,500	EUR	Beiersdorf AG	974,434
15,000		Coca-Cola Company	883,050
6,500	EUR	InBev, NV	532,781

			2,390,265

		Energy (6.7%)
20,000	GBP	BG Group, PLC	488,102
5,750	CAD	Canadian Natural Resources, Ltd.	488,445
9,000		Halliburton Company	413,190
21,000	NOK	Petroleum Geo-Services ASA	565,083
14,000	NOK	SeaDrill, Ltd.	421,690
3,900		Smith International, Inc.	298,389
3,700	CAD	Suncor Energy, Inc.	417,540
5,000		Transocean, Inc.#	737,300

			3,829,739

		Financials (11.3%)
9,000		Aon Corp.	408,510
27,000		Banco Bradesco SA	609,660
3,600	EUR	Deutsche Börse, AG	523,538
14,000	EUR	EFG Eurobank Ergasias	432,896
20,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	408,698
12,500	CHF	Julius Baer Holding, AG	916,416
12,000		NASDAQ Stock Market, Inc.#	437,400
25,000	GBP	Schroders, PLC	519,700
75,000	SGD	Singapore Exchange, Ltd.	475,912
17,000	GBP	Standard Chartered, PLC#	600,660
15,000		T. Rowe Price Group, Inc.	878,400
8,000		Waddell & Reed Financial, Inc.	270,880

			6,482,670

		Health Care (13.2%)
12,000		Alcon, Inc.	1,896,000
6,500		Biogen Idec, Inc.#	394,485
5,700		Celgene Corp.#	$354,198
8,250	AUD	Cochlear, Ltd.	441,605
41,500	AUD	CSL, Ltd.	1,553,412
17,000		Gilead Sciences, Inc.#	879,920
15,000		Hologic, Inc.#	437,850
19,500	DKK	Novo Nordisk, AS — B Shares	1,334,154
17,000		Warner Chilcott, Ltd.#	292,570

			7,584,194

		Industrials (14.7%)
37,000	CHF	ABB, Ltd.#	1,129,070
4,600		Alliant Techsystems, Inc.#	505,908
4,000	EUR	Alstom	919,162
52,000	GBP	BAE Systems, PLC	479,368
6,000		Boeing Company	509,160
64,000	CAD	Bombardier, Inc.#	419,422
23,225	GBP	Capita Group, PLC	304,435
7,600		Cummins, Inc.	476,140
8,300		Honeywell International, Inc.	493,020
21,000	JPY	Komatsu, Ltd.	639,112
5,800	EUR	Krones AG#	492,231
3,400	EUR	MAN, AG	471,850
60,000	GBP	Rolls-Royce Group, PLC#	519,967
7,000		United Technologies Corp.	507,290
6,700		W.W. Grainger, Inc.	580,957

			8,447,092

		Information Technology (32.6%)
12,300		Apple, Inc.#	2,139,585
75,000	GBP	Autonomy Corp. PLC#	1,265,240
750		Baidu.com, Inc.#	274,200
21,000		Cisco Systems, Inc.#	538,440
10,000		eBay, Inc.#	312,900
5,500		Electronic Arts, Inc.#	283,085
34,000		EMC Corp.#	523,600
13,400		FLIR Systems, Inc.#	460,022
3,200		Google, Inc.#	1,837,728
22,500	CHF	Logitech International, SA#	679,888
4,500	JPY	Nintendo Company, Ltd.	2,487,479
25,000	EUR	Nokia Corp.	751,606
12,800		NVIDIA Corp.#	263,040
27,000		Oracle Corp.#	562,950
8,550		Research In Motion, Ltd.#	1,039,937
615	KRW	Samsung Electronics Co., Ltd.	435,978
12,000		Satyam Computer Services, Ltd.	308,160
12,900		Shanda Interactive Entertainment, Ltd.#	442,341
33,000	NOK	Tandberg, ASA	557,839
56,000	CHF	Temenos Group, AG#	1,570,714
See accompanying Notes to Schedule of Investments
86     SEMIANNUAL REPORT     Schedule of Investments

Global Equity Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

9,500	JPY	Trend Micro, Inc.	$357,392
13,000	EUR	Ubisoft Entertainment SA#	1,298,401
48,000	HKD	Vtech Holdings	263,017

			18,653,542

		Materials (3.1%)
21,250		Cia Vale do Rio Doce	830,450
3,000		Lubrizol Corp.	174,960
10,800	NOK	Yara International ASA	783,004

			1,788,414

		Telecommunication Services (3.7%)
20,000		America Movil, SA de CV	1,159,200
4,000		China Mobile, Ltd.	345,280
5,700		Millicom International Cellular, SA	615,657

			2,120,137

		TOTAL COMMON STOCKS
		(Cost $50,608,711)	56,267,145

INVESTMENT IN AFFILIATED FUND (2.0%)
1,177,828		Calamos Government Money Market Fund — Class I SharesΩ (Cost $1,177,828)	1,177,828

TOTAL INVESTMENTS (100.2%)
(Cost $51,786,539)			57,444,973

LIABILITIES, LESS OTHER ASSETS (-0.2%)			(126,501)

NET ASSETS (100.0%)			$57,318,472

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net redemptions of $292,780 and received $23,829 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $1,470,608 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korea Won
NOK	Norwegian Krone
SGD	Singapore Dollar
Note: Value for securities denominated in foreign currencies are shown in U.S. dollars.
See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     87

Global Equity Fund

COUNTRY ALLOCATION	APRIL 30, 2008 (UNAUDITED)

Country	% of Net Assets
United States	32.5%
Switzerland	12.1%
United Kingdom	7.4%
Japan	6.9%
Germany	4.3%
Canada	4.1%
France	3.9%
Australia	3.5%
Norway	3.3%
Cayman Islands	2.5%
Brazil	2.5%
Bermuda	2.4%
Denmark	2.3%
Mexico	2.0%
Hong Kong	1.3%
Finland	1.3%
Luxembourg	1.1%
Belgium	0.9%
Singapore	0.8%
South Korea	0.8%
Greece	0.8%
Ireland	0.6%
India	0.5%
Spain	0.4%
Country allocations may vary over time.
See accompanying Notes to Financial Statements
88     SEMIANNUAL REPORT     Schedule of Investments

Convertible Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (67.6%)
	Consumer Discretionary (2.8%)
4,750,000	Amazon.com, Inc. 4.750%, 02/01/09	$5,207,188
11,200,000	Carnival Corp.^ 2.000%, 04/15/21	12,292,000

		17,499,188

	Consumer Staples (8.3%)
	Archer Daniels Midland Company^
7,350,000	0.875%, 02/15/14*	8,801,625
5,441,000	0.875%, 02/15/14	6,515,598
8,000,000	Bank of America Corp. (Coca-Cola Company, Coach, Inc., Franklin Resources, Inc.)∞ 0.250%, 02/15/12	7,955,200
16,750,000	Molson Coors Brewing Company^ 2.500%, 07/30/13	21,167,812
4,500,000	Nestle Holdings, Inc. 0.000%, 06/11/08	6,814,538

		51,254,773

	Energy (10.5%)
8,700,000	Cameron International Corp. 2.500%, 06/15/26	13,680,750
	Nabors Industries, Inc.
9,000,000	0.000%, 06/15/23	9,967,500
2,250,000	0.940%, 05/15/11	2,382,187
9,800,000	Pioneer Natural Resources^ 2.875%, 01/15/38	12,054,000
5,600,000	SeaDrill, Ltd. 3.625%, 11/08/12	6,277,600
17,800,000	Transocean, Inc. 1.625%, 12/15/37	20,136,250

		64,498,287

	Financials (5.1%)
11,800,000	NASDAQ Stock Market, Inc.* 2.500%, 08/15/13	11,770,500
13,400,000	ProLogis^ 1.875%, 11/15/37	12,864,000
6,050,000	SVB Financial Group* 3.875%, 04/15/11	6,647,438

		31,281,938

	Health Care (14.1%)
	Beckman Coulter, Inc.
13,300,000	2.500%, 12/15/36*	15,045,625
2,000,000	2.500%, 12/15/36^	2,262,500
8,000,000	Genzyme Corp.^ 1.250%, 12/01/23	8,910,000
13,150,000	Gilead Sciences, Inc.*^ 0.500%, 05/01/11	18,771,625
11,650,000	Hologic, Inc. ‡ 2.000%, 12/15/37	$11,548,062
9,000,000	Invitrogen Corp. 1.500%, 02/15/24	9,461,250
6,000,000	Medtronic, Inc. 1.500%, 04/15/11	6,217,500
12,500,000	Teva Pharmaceutical Industries, Ltd.^ 1.750%, 02/01/26	14,281,250

		86,497,812

	Industrials (8.3%)
	Alliant Techsystems, Inc.
5,500,000	2.750%, 09/15/11*	7,108,750
1,569,000	2.750%, 09/15/11^	2,027,933
11,400,000	Danaher Corp. 0.000%, 01/22/21	13,181,250
11,800,000	DRS Technologies, Inc.*^ 2.000%, 02/01/26	13,894,500
3,500,000	L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	4,440,625
2,800,000	Lockheed Martin Corp. ‡ 2.815%, 08/15/33	4,090,800
4,860,000	Quanta Services, Inc.* 3.750%, 04/30/26	6,627,825

		51,371,683

	Information Technology (18.5%)
5,250,000	Anixter International, Inc. 1.000%, 02/15/13	5,709,375
5,100,000	CA, Inc. 1.625%, 12/15/09	6,234,750
17,650,000	EMC Corp.^ 1.750%, 12/01/11	21,069,687
7,250,000	Informatica Corp.^ 3.000%, 03/15/26	7,666,875
14,500,000	Intel Corp.^ 2.950%, 12/15/35	14,463,750
7,250,000	Juniper Networks, Inc.^ 0.000%, 06/15/08	9,977,813
8,000,000	Lehman Brothers Holdings, Inc. (Microsoft Corp., Cisco Systems, Inc.)∞ 0.250%, 02/16/12	7,703,200
11,000,000	Sybase, Inc. 1.750%, 02/22/25	13,915,000
11,250,000	Symantec, Corp.^ 1.000%, 06/15/13	12,220,312
11,800,000	VeriSign, Inc.* 3.250%, 08/15/37	14,750,000

		113,710,762

	TOTAL CONVERTIBLE BONDS
	(Cost $384,633,575)	416,114,443

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     89

Convertible Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (5.1%)
Corporate Bonds (4.2%)
	Consumer Discretionary (0.8%)
5,000,000	McDonald’s Corp. 5.350%, 03/01/18	$5,081,705

	Industrials (1.0%)
3,000,000	General Electric Company 5.250%, 12/06/17	2,991,129
3,000,000	United Parcel Service, Inc. 5.500%, 01/15/18	3,105,720

		6,096,849

	Information Technology (0.8%)
5,000,000	Hewlett-Packard Company 5.500%, 03/01/18	5,111,930

	Telecommunication Services (1.6%)
5,000,000	AT&T, Inc. 5.500%, 02/01/18	5,008,500
5,000,000	Verizon Communications, Inc. 5.500%, 04/01/17	5,029,085

		10,037,585

	TOTAL CORPORATE BONDS	26,328,069

NUMBER OF
CONTRACTS		VALUE

Options (0.9%)
	Consumer Discretionary (0.4%)
230	Amazon.com, Inc.# Call, 01/16/10, Strike $70.00	556,600
860	Carnival Corp.# Call, 01/16/10, Strike $35.00	774,000
760	Nike, Inc.# Call, 01/16/10, Strike $60.00	1,098,200

		2,428,800

	Consumer Staples (0.1%)
930	Walgreen Company# Call, 01/16/10, Strike $32.50	651,000

	Industrials (0.1%)
285	General Dynamics Corp.# Call, 01/17/09, Strike $90.00	223,725

	Information Technology (0.3%)
85	Apple, Inc.# Call, 01/16/10, Strike $170.00	391,850
780	Electronic Arts, Inc.# Call, 01/16/10, Strike $50.00	869,700
350	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	196,000

		1,457,550

	Telecommunication Services (0.0%)
165	America Movil, SA de CV# Call, 01/17/09, Strike $60.00	$99,000

	TOTAL OPTIONS	4,860,075

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES
	(Cost $30,904,424)	31,188,144

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (7.4%)
	Consumer Discretionary (1.0%)
7,400	Stanley Works‡ 5.125%	6,458,350

	Financials (3.0%)
8,600	Bank of America Corp. 7.250%	8,997,750
180,500	Citigroup, Inc. 6.500%	9,374,719

		18,372,469

	Health Care (1.0%)
33,500	Schering-Plough Corp. 6.000%	6,047,755

	Industrials (1.0%)
125,500	Avery Dennison Corp. 7.875%	5,995,135

	Materials (1.4%)
53,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	8,635,820

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $49,371,119)	45,509,529

COMMON STOCKS (18.7%)
	Consumer Discretionary (4.0%)
120,000	Apollo Group, Inc.#	6,108,000
182,000	Nike, Inc.^	12,157,600
201,000	Walt Disney Company	6,518,430

		24,784,030

	Consumer Staples (2.1%)
107,000	Coca-Cola Company	6,299,090
166,000	Hormel Foods Corp.^	6,542,060

		12,841,150

	Financials (2.4%)
175,000	Aon Corp.	7,943,250
119,500	T. Rowe Price Group, Inc.	6,997,920

		14,941,170

See accompanying Notes to Schedule of Investments
90     SEMIANNUAL REPORT     Schedule of Investments

Convertible Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

	Health Care (3.3%)
53,000	Alcon, Inc.	$8,374,000
277,000	Bristol-Myers Squibb Company	6,085,690
120,000	Varian Medical Systems, Inc.#^	5,625,600

		20,085,290

	Industrials (3.2%)
74,500	Boeing Company	6,322,070
186,000	General Electric Company	6,082,200
128,000	Honeywell International, Inc.	7,603,200

		20,007,470

	Information Technology (3.7%)
263,500	Cisco Systems, Inc.#	6,756,140
212,500	Nokia Corp.	6,389,875
455,000	Oracle Corp.#	9,486,750

		22,632,765

	TOTAL COMMON STOCKS
	(Cost $109,168,344)	115,291,875

INVESTMENT IN AFFILIATED FUND (0.4%)
2,772,880	Calamos Government Money Market Fund — Class I SharesW (Cost $2,772,880)	2,772,880

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (14.0%)
14,274,000	Bank of New York Institutional Cash Reserve Fund	14,274,000
57,123,000	Goldman Sachs Financial Square Prime Obligations Fund	57,123,000
15,000,000	JP Morgan US Government Money Market Fund	15,000,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN
	(Cost $86,397,000)	86,397,000

TOTAL INVESTMENTS (113.2%)
(Cost $663,247,342)		697,273,871

PAYABLE UPON RETURN OF SECURITIES LOANED (-14.0%)		(86,397,000)

OTHER ASSETS, LESS LIABILITIES (0.8%)		4,934,908

NET ASSETS (100.0%)		$615,811,779

FORWARD FOREIGN CURRENCY CONTRACTS
	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

Euro	7/31/08	1,852,000	$2,879,565	$4,415
Norwegian Krone	7/31/08	20,362,000	3,966,124	(6,821)
Swiss Franc	7/31/08	5,667,000	5,473,881	12,746

				$10,340

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $32,312,438 or 5.2% of net assets.

∞	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

#	Non-income producing security.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net redemptions of $7,052,803 and received $186,290 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $9,825,683 of the affiliated fund.
Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     91

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (23.9%)
	Consumer Discretionary (1.8%)
2,000,000	Eddie Bauer Holdings, Inc.* 5.250%, 04/01/14	$1,442,500
14,000,000	Ford Motor Company<> 4.250%, 12/15/36	15,627,500
9,400,000	Interpublic Group of Companies, Inc. 4.250%, 03/15/23	9,611,500
3,000,000	Morgans Hotel Group Company* 2.375%, 10/15/14	2,340,000

		29,021,500

	Consumer Staples (1.8%)
13,000,000	Archer Daniels Midland Company<>* 0.875%, 02/15/14	15,567,500
	Chattem, Inc.
4,000,000	2.000%, 11/15/13*	5,400,000
2,500,000	1.625%, 05/01/14	2,812,500
2,000,000	1.625%, 05/01/14*	2,250,000
	Spartan Stores, Inc.
3,000,000	3.375%, 05/15/27	2,568,750
2,000,000	3.375%, 05/15/27*	1,712,500

		30,311,250

	Energy (1.1%)
2,330,000	Alpha Natural Resources, Inc. 2.375%, 04/15/15	2,644,550
2,400,000	Penn Virginia Corp. 4.500%, 11/15/12	2,841,000
	Superior Energy Services, Inc.‡
5,000,000	1.500%, 12/15/26	5,806,250
3,000,000	1.500%, 12/15/26*	3,483,750
2,500,000	Trico Marine Services, Inc.* 3.000%, 01/15/27	2,712,500

		17,488,050

	Health Care (5.6%)
10,000,000	Alpharma, Inc.<> 2.125%, 03/15/27	10,225,000
3,000,000	Aspect Medical Systems, Inc.* 2.500%, 06/15/14	1,702,500
	Chemed Corp.
4,000,000	1.875%, 05/15/14*	2,950,000
500,000	1.875%, 05/15/14	368,750
4,000,000	Conceptus, Inc. 2.250%, 02/15/27	3,770,000
7,600,000	Conmed Corp. 2.500%, 11/15/24	7,058,500
13,500,000	Emdeon Corp.<> 3.125%, 09/01/25	11,795,625
4,000,000	Five Star Quality Care, Inc.* 3.750%, 10/15/26	2,870,000
4,000,000	Henry Schein, Inc. 3.000%, 08/15/34	$5,245,000
5,000,000	Integra LifeSciences Holdings Corp.* 2.375%, 06/01/12	4,631,250
5,000,000	ISIS Pharmaceuticals, Inc.* 2.625%, 02/15/27	5,368,750
8,200,000	Millennium Pharmaceuticals, Inc. 2.250%, 11/15/11	13,878,500
3,000,000	SonoSite, Inc. 3.750%, 07/15/14	3,273,750
16,000,000	St. Jude Medical, Inc.<>* 1.220%, 12/15/08	16,080,000
7,000,000	Thoratec Corp.‡ 1.380%, 05/16/34	4,235,000

		93,452,625

	Industrials (4.1%)
2,000,000	Canadian Solar, Inc.* 6.000%, 12/15/17	2,760,000
10,000,000	Covanta Holding Corp.<> 1.000%, 02/01/27	10,800,000
7,500,000	DRS Technologies, Inc.* 2.000%, 02/01/26	8,831,250
10,000,000	General Cable Corp.* 1.000%, 10/15/12	10,462,500
12,500,000	Orbital Sciences Corp.* 2.440%, 01/15/27	16,375,000
	School Specialty, Inc.
10,000,000	3.750%, 11/30/26*	8,887,500
3,500,000	3.750%, 11/30/26	3,110,625
5,000,000	Suntech Power Holdings Company, Ltd.* 3.000%, 03/15/13	6,562,500

		67,789,375

	Information Technology (7.9%)
11,000,000	Ciena Corp. 0.875%, 06/15/17	11,495,000
5,400,000	Cypress Semiconductor Corp. 1.000%, 09/15/09	6,986,250
4,700,000	Diodes, Inc. 2.250%, 10/01/26	4,600,125
	EMC Corp.
10,000,000	1.750%, 12/01/11*	11,937,500
5,000,000	1.750%, 12/01/11	5,968,750
7,400,000	Epicor Software Corp. 2.375%, 05/15/27	5,799,750
1,900,000	FEI Company 2.875%, 06/01/13	1,902,375
	Informatica Corp.
8,400,000	3.000%, 03/15/26*<>	8,883,000
4,700,000	3.000%, 03/15/26	4,970,250
See accompanying Notes to Schedule of Investments
92     SEMIANNUAL REPORT     Schedule of Investments

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

5,000,000	Lawson Software Americas, Inc.* 2.500%, 04/15/12	$4,812,500
6,000,000	Macrovision Corp.* 2.625%, 08/15/11	5,377,500
	Mentor Graphics Corp.
4,800,000	4.800%, 08/06/23‡	4,848,000
2,760,000	6.250%, 03/01/26	2,708,250
12,000,000	Micron Technology, Inc. 1.875%, 06/01/14	9,600,000
9,000,000	ON Semiconductor Corp.* 2.625%, 12/15/26	8,707,500
5,000,000	RF Micro Devices, Inc.* 0.750%, 04/15/12	3,762,500
8,000,000	SPSS, Inc.* 2.500%, 03/15/12	9,130,000
12,500,000	Sybase, Inc.<> 1.750%, 02/22/25	15,812,500
4,300,000	Tech Data Corp. 2.750%, 12/15/26	4,079,625

		131,381,375

	Materials (1.1%)
4,700,000	Coeur d’Alene Mines Corp. 3.250%, 03/15/28	4,012,625
10,000,000	Kinross Gold Corp.* 1.750%, 03/15/28	10,037,500
5,000,000	Stillwater Mining Company* 1.875%, 03/15/28	4,437,500

		18,487,625

	Telecommunication Services (0.5%)
7,000,000	SBA Communications Corp.* 0.375%, 12/01/10	7,761,250

	TOTAL CONVERTIBLE BONDS (Cost $395,254,895)	395,693,050

SYNTHETIC CONVERTIBLE SECURITIES (5.4%)
Corporate Bonds (1.5%)
	Industrials (0.6%)
5,000,000	General Electric Capital Corp. 5.250%, 10/19/12	5,123,805
5,000,000	Honeywell International, Inc. 4.250%, 03/01/13	4,974,960

		10,098,765

	Information Technology (0.6%)
5,000,000	Hewlett-Packard Company 4.500%, 03/01/13	5,046,130
5,000,000	Oracle Corp. 5.000%, 01/15/11	5,121,125

		10,167,255

	Telecommunication Services (0.3%)
5,000,000	Verizon Communications, Inc. 4.350%, 02/15/13	$4,932,930

	TOTAL CORPORATE BONDS	25,198,950

U.S. Government and Agency Securities (2.4%)
	United States Treasury Notes~
20,000,000	4.875%, 05/31/08<>	20,062,520
20,000,000	4.125%, 08/15/08	20,156,260

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	40,218,780

NUMBER OF
CONTRACTS		VALUE

Options (1.5%)
	Consumer Discretionary (0.2%)
	Amazon.com, Inc.#
370	Call, 01/16/10, Strike $80.00	724,275
300	Call, 01/16/10, Strike $70.00	726,000
1,300	Coach, Inc.# Call, 01/17/09, Strike $30.00	1,111,500
1,300	Tiffany & Company# Call, 01/17/09, Strike $45.00	702,000

		3,263,775

	Financials (0.3%)
	Goldman Sachs Group, Inc.#
275	Call, 01/17/09, Strike $160.00	1,179,063
180	Call, 01/16/10, Strike $160.00	1,002,600
365	Intercontinentalexchange, Inc.# Call, 01/16/10, Strike $125.00	1,921,725
900	NYMEX Holdings, Inc.# Call, 01/17/09, Strike $125.00	65,250
1,100	NYSE Euronext# Call, 01/17/09, Strike $90.00	213,950
	TD Ameritrade Holding Corp.#
2,800	Call, 01/17/09, Strike $17.50	742,000
2,500	Call, 01/16/10, Strike $20.00	756,250

		5,880,838

	Health Care (0.1%)
600	Humana, Inc.# Call, 01/16/10, Strike $70.00	213,000
650	Waters Corp.# Call, 01/16/10, Strike $60.00	770,250

		983,250

	Industrials (0.2%)
800	Foster Wheeler, Ltd.# Call, 01/17/09, Strike $65.00	832,000
850	Parker-Hannifin Corp.# Call, 01/17/09, Strike $80.00	743,750
See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     93

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

780	Terex Corp.# Call, 01/16/10, Strike $70.00	$1,458,600

		3,034,350

	Information Technology (0.7%)
1,500	Adobe Systems, Inc.# Call, 01/16/10, Strike $40.00	892,500
70	Baidu.com, Inc.# Call, 01/16/10, Strike $270.00	1,122,100
	eBay, Inc.#
1,300	Call, 01/17/09, Strike $35.00	316,550
1,230	Call, 01/17/09, Strike $37.50	205,410
850	Call, 01/17/09, Strike $30.00	399,500
1,660	Electronic Arts, Inc.# Call, 01/16/10, Strike $50.00	1,850,900
2,850	Emulex Corp.# Call, 01/17/09, Strike $15.00	320,625
750	FormFactor, Inc.# Call, 01/17/09, Strike $30.00	50,625
2,600	Juniper Networks, Inc.# Call, 01/17/09, Strike $35.00	383,500
960	Nokia Corp.# Call, 01/16/10, Strike $30.00	542,400
	Sandisk Corp.#
1,060	Call, 01/17/09, Strike $50.00	42,930
1,030	Call, 01/17/09, Strike $35.00	212,180
	Silicon Laboratories, Inc.#
1,600	Call, 01/17/09, Strike $30.00	1,056,000
760	Call, 01/16/10, Strike $30.00	699,200
3,900	Sun Microsystems, Inc.# Call, 01/16/10, Strike $17.50	1,021,800
2,200	Synaptics, Inc.# Call, 01/17/09, Strike $30.00	1,793,000

		10,909,220

	TOTAL OPTIONS	24,071,433

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $99,653,889)	89,489,163

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (1.7%)
	Financials (0.4%)
8,000	Washington Mutual, Inc.<> 7.750%	6,880,880

	Health Care (0.3%)
5,000	Mylan Laboratories, Inc.<> 6.500%	4,660,700

	Materials (0.3%)
43,000	Hecla Mining Company<> 6.500%	4,471,140

	Telecommunication Services (0.7%)
212,000	Crown Castle International Corp.<> 6.250%	$12,296,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $28,489,810)	28,308,720

COMMON STOCKS (65.2%)
	Consumer Discretionary (3.9%)
130,000	Carnival Corp.~	5,222,100
273,500	Comcast Corp.~	5,620,425
147,500	McDonald’s Corp.~	8,788,050
582,500	News Corp., Class B~	10,776,250
133,700	Nike, Inc.~	8,931,160
46,300	Target Corp.~	2,459,919
333,500	Time Warner, Inc.~	4,952,475
529,300	Walt Disney Company~	17,165,199

		63,915,578

	Consumer Staples (5.8%)
274,500	Altria Group, Inc.~	5,490,000
93,000	Anheuser-Busch Companies, Inc.~	4,575,600
215,000	Coca-Cola Company~	12,657,050
82,300	Colgate-Palmolive Company~	5,818,610
150,000	CVS Corp.~	6,055,500
156,800	PepsiCo, Inc.~	10,745,504
274,500	Philip Morris International, Inc.#	14,007,735
302,800	Procter & Gamble Company	20,302,740
80,000	Reynolds American, Inc.~	4,308,000
214,500	Wal-Mart Stores, Inc.~	12,436,710

		96,397,449

	Energy (8.3%)
248,500	Chevron Corp.~	23,893,275
193,886	ConocoPhillips~	16,703,279
63,200	Devon Energy Corp.~	7,166,880
460,550	Exxon Mobil Corp.~	42,863,389
162,000	Halliburton Company~	7,437,420
125,000	Marathon Oil Corp.~	5,696,250
70,000	Occidental Petroleum Corp.~	5,824,700
184,200	Schlumberger, Ltd.~	18,521,310
67,984	Transocean, Inc.#~	10,024,921

		138,131,424

	Financials (10.6%)
135,000	AFLAC, Inc.~	9,000,450
130,000	American Express Company~	6,242,600
245,100	American International Group, Inc.~	11,323,620
640,900	Bank of America Corp.~	24,059,386
866,300	Citigroup, Inc.~	21,891,401
See accompanying Notes to Schedule of Investments
94     SEMIANNUAL REPORT     Schedule of Investments

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

45,600	Franklin Resources, Inc.~	$4,338,840
65,500	Hartford Financial Services Group, Inc.~	4,668,185
602,700	JPMorgan Chase & Company~	28,718,655
131,800	MetLife, Inc.~	8,020,030
101,000	Morgan Stanley~	4,908,600
95,000	Prudential Financial, Inc.~	7,192,450
75,000	State Street Corp.~	5,410,500
113,400	T. Rowe Price Group, Inc.~	6,640,704
175,188	The Bank of New York Mellon Corp.~	7,625,934
175,000	U.S. Bancorp~	5,930,750
163,700	Wachovia Corp.~	4,771,855
520,000	Wells Fargo & Company~	15,470,000

		176,213,960

	Health Care (8.9%)
347,800	Abbott Laboratories~	18,346,450
380,200	Bristol-Myers Squibb Company~	8,352,994
205,000	Eli Lilly and Company~	9,868,700
125,000	Gilead Sciences, Inc.#~	6,470,000
439,500	Johnson & Johnson~	29,486,055
230,000	Medtronic, Inc.~	11,196,400
439,200	Merck & Company, Inc.~	16,707,168
1,343,600	Pfizer, Inc.~	27,019,796
120,000	UnitedHealth Group, Inc.~	3,915,600
85,000	Wellpoint, Inc.#~	4,228,750
264,950	Wyeth~	11,782,326

		147,374,239

	Industrials (9.1%)
145,000	3M Company~	11,150,500
154,600	Boeing Company~	13,119,356
71,300	Burlington Northern Santa Fe Corp.~	7,311,815
120,400	Emerson Electric Company~	6,292,104
66,000	General Dynamics Corp.~	5,967,720
1,270,000	General Electric Company~	41,529,000
204,000	Honeywell International, Inc.~	12,117,600
130,000	Illinois Tool Works, Inc.~	6,797,700
58,400	Lockheed Martin Corp.~	6,192,736
83,800	Raytheon Company~	5,360,686
26,750	Tyco International, Ltd.~	1,251,632
46,100	Union Pacific Corp.~	6,693,259
157,500	United Parcel Service, Inc.~	11,404,575
205,000	United Technologies Corp.~	14,856,350

		150,045,033

	Information Technology (13.5%)
135,000	Apple, Inc.#~	$23,483,250
1,140,000	Cisco Systems, Inc.#~	29,229,600
615,000	Dell, Inc.#~	11,457,450
37,000	Google, Inc.#~	21,248,730
468,400	Hewlett-Packard Company~	21,710,340
1,018,000	Intel Corp.~	22,660,680
209,700	International Business Machines Corp.~	25,310,790
1,098,400	Microsoft Corp.~	31,326,368
226,000	Motorola, Inc.~	2,250,960
817,000	Oracle Corp.#~	17,034,450
282,100	QUALCOMM, Inc.~	12,183,899
219,300	Texas Instruments, Inc.~	6,394,788

		224,291,305

	Materials (0.9%)
190,000	E.I. du Pont de Nemours and Company~	9,292,900
116,300	Newmont Mining Corp.~	5,141,623

		14,434,523

	Telecommunication Services (2.4%)
710,100	AT&T, Inc.~	27,487,971
305,000	Verizon Communications, Inc.~	11,736,400

		39,224,371

	Utilities (1.8%)
244,600	Duke Energy Corp.~	4,478,626
55,000	Entergy Corp.~	6,317,300
97,000	Exelon Corp.~	8,291,560
97,000	FPL Goup, Inc.~	6,430,130
90,000	Progress Energy, Inc.~	3,779,100

		29,296,716

	TOTAL COMMON STOCKS (Cost $1,113,609,821)	1,079,324,598

NUMBER OF
CONTRACTS		VALUE

OPTIONS (0.4%)
	Financials (0.4%)
	S & P 500 Index#
940	Put, 07/19/08, Strike $1,350.00	3,473,300
900	Put, 06/21/08, Strike $1,270.00	954,000
690	Put, 05/17/08, Strike $1,300.00	238,050
620	Put, 06/21/08, Strike $1,280.00	740,900
450	Put, 06/21/08, Strike $1,290.00	609,750
250	Put, 05/17/08, Strike $1,275.00	47,500
100	Put, 07/19/08, Strike $1,300.00	236,000

	TOTAL OPTIONS (Cost $14,446,950)	6,299,500

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     95

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (3.3%)
54,583,872	Calamos Government Money Market Fund — Class I SharesΩ (Cost $54,583,872)	$54,583,872

TOTAL INVESTMENTS (99.9%) (Cost $1,706,039,237)		1,653,698,903

OTHER ASSETS, LESS LIABILITIES (0.1%)		1,966,124

NET ASSETS (100.0%)		$1,655,665,027

COMMON STOCKS SOLD SHORT (-15.7%)
	Consumer Discretionary (-1.3%)
(28,500)	Amazon.com, Inc.	(2,240,955)
(60,000)	Coach, Inc.	(2,134,200)
(90,000)	Eddie Bauer Holdings, Inc.	(358,200)
(1,282,500)	Ford Motor Company	(10,593,450)
(308,400)	Interpublic Group of Companies, Inc.	(2,791,020)
(72,500)	Morgans Hotel Group Company	(1,014,275)
(60,700)	Tiffany & Company	(2,642,878)

		(21,774,978)

	Consumer Staples (-1.2%)
(222,900)	Archer Daniels Midland Company	(9,820,974)
(109,100)	Chattem, Inc.	(7,623,908)
(84,000)	Spartan Stores, Inc.	(1,753,920)

		(19,198,802)

	Energy (-0.6%)
(29,050)	Alpha Natural Resources, Inc.	(1,413,283)
(24,000)	Penn Virginia Corp.	(1,260,000)
(135,500)	Superior Energy Services, Inc.	(6,013,490)
(46,300)	Trico Marine Services, Inc.	(1,745,047)

		(10,431,820)

	Financials (-0.8%)
(19,300)	Goldman Sachs Group, Inc.	(3,693,441)
(17,300)	Intercontinentalexchange, Inc.	(2,684,095)
(12,000)	NYSE Euronext	(793,200)
(185,500)	TD Ameritrade Holding Corp.	(3,357,550)
(272,000)	Washington Mutual, Inc.	(3,342,880)

		(13,871,166)

	Health Care (-3.0%)
(243,500)	Alpharma, Inc.	(5,992,535)
(99,000)	Aspect Medical Systems, Inc.	(661,320)
(33,900)	Chemed Corp.	(1,155,990)
(88,100)	Conceptus, Inc.	(1,587,562)
(83,000)	Conmed Corp.	(2,118,160)
(154,000)	Five Star Quality Care, Inc.	(924,000)
(77,000)	Henry Schein, Inc.	(4,263,490)
(460,000)	HLTH Corp.	(5,115,200)
(9,000)	Humana, Inc.	$(430,110)
(38,800)	Integra LifeSciences Holdings Corp.	(1,643,956)
(265,600)	ISIS Pharmaceuticals, Inc.	(3,128,768)
(437,000)	Millennium Pharmaceuticals, Inc.	(10,868,190)
(270,000)	Mylan Laboratories, Inc.	(3,555,900)
(55,735)	SonoSite, Inc.	(1,777,389)
(76,000)	St. Jude Medical, Inc.	(3,327,280)
(111,064)	Thoratec Corp.	(1,775,913)
(24,500)	Waters Corp.	(1,505,770)

		(49,831,533)

	Industrials (-2.6%)
(75,000)	Canadian Solar, Inc.	(2,052,750)
(249,860)	Covanta Holding Corp.	(6,653,772)
(75,200)	DRS Technologies, Inc.	(4,695,488)
(32,000)	Foster Wheeler, Ltd.	(2,038,080)
(72,000)	General Cable Corp.	(4,824,000)
(332,300)	Orbital Sciences Corp.	(8,942,193)
(33,000)	Parker-Hannifin Corp.	(2,635,050)
(117,205)	School Specialty, Inc.	(3,450,515)
(103,400)	Suntech Power Holdings Company, Ltd.	(4,625,082)
(31,500)	Terex Corp.	(2,194,920)

		(42,111,850)

	Information Technology (-4.9%)
(48,000)	Adobe Systems, Inc.	(1,789,920)
(3,300)	Baidu.com, Inc.	(1,206,480)
(223,500)	Ciena Corp.	(7,556,535)
(147,000)	Cypress Semiconductor Corp.	(4,133,640)
(59,900)	Diodes, Inc.	(1,619,696)
(101,000)	eBay, Inc.	(3,160,290)
(66,400)	Electronic Arts, Inc.	(3,417,608)
(561,000)	EMC Corp.	(8,639,400)
(120,000)	Emulex Corp.	(1,570,800)
(208,000)	Epicor Software Corp.	(1,664,000)
(41,800)	FEI Company	(914,166)
(426,400)	Informatica Corp.	(6,805,344)
(31,000)	Juniper Networks, Inc.	(856,220)
(237,495)	Lawson Software Americas, Inc.	(1,897,585)
(96,200)	Macrovision Corp.	(1,518,036)
(61,200)	Mentor Graphics Corp.	(616,284)
(419,900)	Micron Technology, Inc.	(3,241,628)
(30,000)	Nokia Corp.	(902,100)
(593,000)	ON Semiconductor Corp.	(4,429,710)
(248,000)	RF Micro Devices, Inc.	(835,760)
(94,000)	Silicon Laboratories, Inc.	(3,174,380)
(99,800)	SPSS, Inc.	(4,215,552)
(112,000)	Sun Microsystems, Inc.	(1,753,920)
See accompanying Notes to Schedule of Investments
96     SEMIANNUAL REPORT     Schedule of Investments

Market Neutral Income Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

(295,563)	Sybase, Inc.	$(8,695,463)
(151,000)	Synaptics, Inc.	(5,124,940)
(31,700)	Tech Data Corp.	(1,065,437)

		(80,804,894)

	Materials (-0.7%)
(579,000)	Coeur d’Alene Mines Corp.	(1,777,530)
(315,000)	Hecla Mining Company	(3,231,900)
(227,500)	Kinross Gold Corp.	(4,302,025)
(127,600)	Stillwater Mining Company	(1,809,368)

		(11,120,823)

	Telecommunication Services (-0.6%)
(144,800)	Crown Castle International Corp.	(5,625,480)
(150,000)	SBA Communications Corp.	(4,851,000)

		(10,476,480)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $257,453,995)	(259,622,346)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-1.2%)
	Energy (0.0%)
117	Alpha Natural Resources, Inc.# Call, 06/21/08, Strike $50.00	(44,460)

	Financials (-1.2%)
	Goldman Sachs Group, Inc.#
90	Call, 07/19/08, Strike $200.00	(79,425)
80	Call, 07/19/08, Strike $190.00	(110,200)
250	NYSE Euronext# Call, 06/21/08, Strike $80.00	(8,125)
	S & P 500 Index#
1,175	Call, 06/21/08, Strike $1,425.00	(2,491,000)
1,160	Call, 06/21/08, Strike $1,400.00	(3,793,200)
850	Call, 09/20/08, Strike $1,475.00	(2,431,000)
735	Call, 07/19/08, Strike $1,425.00	(2,285,850)
550	Call, 07/19/08, Strike $1,400.00	(2,381,500)
530	Call, 06/21/08, Strike $1,395.00	(1,870,900)
400	Call, 09/20/08, Strike $1,450.00	(1,528,000)
300	Call, 06/21/08, Strike $1,390.00	(1,140,000)
250	Call, 09/20/08, Strike $1,395.00	(1,620,000)
200	Call, 07/19/08, Strike $1,450.00	(422,000)

		(20,161,200)

	Industrials (0.0%)
150	Canadian Solar, Inc.# Call, 10/18/08, Strike $25.00	(93,750)
239	General Cable Corp.# Call, 05/17/08, Strike $70.00	(32,265)

		(126,015)

	Information Technology (0.0%)
10	Baidu.com, Inc.# Call, 06/21/08, Strike $300.00	$(73,500)

	TOTAL WRITTEN OPTIONS (Premium $20,038,435)	(20,405,175)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $42,671,250 or 2.9% of net assets.

<>	Security, or portion of security, is held in a segregated account as collateral for securities sold short aggregating a total value of $131,938,823.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total value of $928,558,726.

#	Non-income producing security.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net redemptions of $31,973,523 and received $1,337,577 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $86,557,395 of the affiliated fund.
Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     97

High Yield Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (53.0%)
		Consumer Discretionary (17.7%)
		Cooper Tire & Rubber Company
1,975,000		7.625%, 03/15/27	$1,678,750
494,000		8.000%, 12/15/19^	473,005
		D.R. Horton, Inc.
1,728,000		9.750%, 09/15/10^	1,732,320
395,000		8.000%, 02/01/09	395,000
1,274,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	1,315,405
3,110,000		Expedia, Inc. 7.460%, 08/15/18	3,324,901
2,222,000		Ford Motor Company 7.875%, 06/15/10	2,115,975
2,370,000		GameStop Corp. 8.000%, 10/01/12	2,535,900
		General Motors Corp.^
2,468,000		7.200%, 01/15/11	2,190,350
197,000		7.125%, 07/15/13	161,048
		Goodyear Tire & Rubber Company
1,777,000		7.857%, 08/15/11	1,861,407
1,777,000		7.000%, 03/15/28	1,519,335
2,715,000		Hanesbrands, Inc.^‡ 8.204%, 12/15/14	2,572,462
1,975,000		Liberty Media Corp.^ 8.250%, 02/01/30	1,762,206
2,962,000		Mandalay Resort Group 7.625%, 07/15/13	2,680,610
296,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	307,840
1,185,000		Pulte Homes, Inc.^ 8.125%, 03/01/11	1,173,150
2,715,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	2,321,325
2,715,000		Service Corp. International 7.500%, 04/01/27	2,389,200
2,222,000		Warnaco Group, Inc. 8.875%, 06/15/13	2,321,990
987,000	GBP	Warner Music Group 8.125%, 04/15/14	1,550,338

			36,382,517

		Consumer Staples (7.1%)
1,521,000		Alliance One International, Inc. 8.500%, 05/15/12	1,452,555
1,308,000		Chattem, Inc. 7.000%, 03/01/14	1,308,000
987,000		Chiquita Brands International, Inc.^ 8.875%, 12/01/15	932,715
2,715,000		Constellation Brands, Inc. 7.250%, 09/01/16	2,748,937
1,185,000		NBTY, Inc. 7.125%, 10/01/15	$1,143,525
2,962,000		Pilgrim’s Pride Corp. 7.625%, 05/01/15	2,828,710
1,234,000		Reynolds American, Inc. 7.300%, 07/15/15	1,288,057
2,962,000		Smithfield Foods, Inc. 7.750%, 05/15/13	2,984,215

			14,686,714

		Energy (6.4%)
1,975,000		Arch Western Finance, LLC 6.750%, 07/01/13	2,019,437
2,370,000		Complete Production Services, Inc. 8.000%, 12/15/16	2,387,775
1,481,000		Comstock Resources, Inc. 6.875%, 03/01/12	1,473,595
1,975,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	2,054,000
1,372,000		Helix Energy Solutions Group, Inc* 9.500%, 01/15/16	1,437,170
2,370,000		Petrohawk Energy Corp. 7.125%, 04/01/12	2,310,750
1,432,000		Superior Energy Services, Inc.^ 6.875%, 06/01/14	1,410,520

			13,093,247

		Financials (3.9%)
987,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	988,234
		Leucadia National Corp.
2,937,000		7.000%, 08/15/13	2,922,315
1,056,000		8.125%, 09/15/15	1,082,400
2,765,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	2,675,137
346,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	339,513

			8,007,599

		Health Care (2.4%)
2,468,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	2,486,510
987,000		Community Health Systems, Inc. 8.875%, 07/15/15	1,031,415
148,000		DaVita, Inc. 7.250%, 03/15/15	149,110
1,274,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	1,309,035

			4,976,070

See accompanying Notes to Schedule of Investments
98     SEMIANNUAL REPORT     Schedule of Investments

High Yield Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

	Industrials (7.3%)
987,000	American Airlines, Inc. 7.250%, 02/05/09	$980,831
987,000	Gardner Denver, Inc. 8.000%, 05/01/13	999,337
1,901,000	General Cable Corp. 7.125%, 04/01/17	1,862,980
1,481,000	IKON Office Solutions, Inc. 7.750%, 09/15/15	1,495,810
987,000	Interline Brands, Inc. 8.125%, 06/15/14	964,793
2,468,000	SPX Corp.* 7.625%, 12/15/14	2,582,145
	Terex Corp.
1,708,000	7.375%, 01/15/14	1,750,700
790,000	8.000%, 11/15/17	811,725
3,974,000	Wesco Distribution, Inc. 7.500%, 10/15/17	3,636,210

		15,084,531

	Information Technology (2.5%)
2,977,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	3,125,850
1,975,000	Xerox Corp. 8.000%, 02/01/27	1,975,373

		5,101,223

	Materials (2.1%)
1,474,000	Boise Cascade Company 7.125%, 10/15/14	1,319,230
583,000	Century Aluminum Company 7.500%, 08/15/14	583,000
1,481,000	Terra Industries, Inc. 7.000%, 02/01/17	1,481,000
	Union Carbide Corp.
637,000	7.875%, 04/01/23	639,102
346,000	7.500%, 06/01/25	335,136

		4,357,468

	Telecommunication Services (3.1%)
99,000	Citizens Communications Company 9.000%, 08/15/31	91,823
987,000	Leap Wireless International, Inc. 9.375%, 11/01/14	973,429
2,962,000	Qwest Communications International, Inc. 7.750%, 02/15/31	2,584,345
2,898,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	2,771,212

		6,420,809

	Utilities (0.5%)
987,000	TXU Corp.* 10.250%, 11/01/15	$1,033,883

	TOTAL CORPORATE BONDS
	(Cost $111,633,929)	109,144,061

CONVERTIBLE BONDS (26.2%)
	Consumer Discretionary (3.8%)
2,900,000	Amazon.com, Inc. 4.750%, 02/01/09	3,179,125
1,500,000	Ford Motor Company^ 4.250%, 12/15/36	1,674,375
2,900,000	Liberty Media Corp. (Time Warner)∞ 3.125%, 03/30/23	2,954,375

		7,807,875

	Energy (4.2%)
2,000,000	Penn Virginia Corp. 4.500%, 11/15/12	2,367,500
2,600,000	Pioneer Natural Resources 2.875%, 01/15/38	3,198,000
1,000,000	SeaDrill, Ltd. 3.625%, 11/08/12	1,121,000
1,890,000	St. Mary Land & Exploration Company^ 3.500%, 04/01/27	2,015,212

		8,701,712

	Financials (2.6%)
	Health Care REIT, Inc.
1,710,000	4.750%, 07/15/27	1,881,000
300,000	4.750%, 12/01/26	339,000
2,750,000	SVB Financial Group* 3.875%, 04/15/11	3,021,562

		5,241,562

	Health Care (4.9%)
2,500,000	Cubist Pharmaceuticals, Inc. 2.250%, 06/15/13	2,331,250
4,600,000	Invitrogen Corp. 3.250%, 06/15/25	5,307,250
2,250,000	Millipore Corp. 3.750%, 06/01/26	2,345,625

		9,984,125

	Industrials (2.3%)
3,750,000	L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	4,757,813

	Information Technology (7.1%)
2,500,000	Informatica Corp.^ 3.000%, 03/15/26	2,643,750
5,100,000	Intel Corp.^ 2.950%, 12/15/35	5,087,250
See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     99

High Yield Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

1,000,000		Lawson Software Americas, Inc. 2.500%, 04/15/12	$962,500
2,000,000		Linear Technology Corp. 3.000%, 05/01/27	1,987,500
3,200,000		VeriSign, Inc.* 3.250%, 08/15/37	4,000,000

			14,681,000

		Utilities (1.3%)
1,500,000	EUR	International Power, PLC 3.250%, 07/20/13	2,717,514

		TOTAL CONVERTIBLE BONDS
		(Cost $52,007,409)	53,891,601

SYNTHETIC CONVERTIBLE SECURITIES (0.8%)
Corporate Bonds (0.7%)
		Consumer Discretionary (0.2%)
		Cooper Tire & Rubber Company
25,000		7.625%, 03/15/27	21,250
6,000		8.000%, 12/15/19^	5,745
		D.R. Horton, Inc.
22,000		9.750%, 09/15/10^	22,055
5,000		8.000%, 02/01/09	5,000
16,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	16,520
40,000		Expedia, Inc. 7.460%, 08/15/18	42,764
28,000		Ford Motor Company 7.875%, 06/15/10	26,664
30,000		GameStop Corp. 8.000%, 10/01/12	32,100
		General Motors Corp.^
32,000		7.200%, 01/15/11	28,400
3,000		7.125%, 07/15/13	2,453
		Goodyear Tire & Rubber Company
23,000		7.860%, 08/15/11	24,093
23,000		7.000%, 03/15/28	19,665
35,000		Hanesbrands, Inc.^‡ 8.204%, 12/15/14	33,162
25,000		Liberty Media Corp.^ 8.250%, 02/01/30	22,306
38,000		Mandalay Resort Group 7.625%, 07/15/13	34,390
4,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	4,160
15,000		Pulte Homes, Inc.^ 8.125%, 03/01/11	14,850
35,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	29,925
35,000		Service Corp. International 7.500%, 04/01/27	30,800
28,000		Warnaco Group, Inc. 8.875%, 06/15/13	29,260
13,000	GBP	Warner Music Group 8.125%, 04/15/14	$20,420

			465,982

		Consumer Staples (0.1%)
19,000		Alliance One International, Inc. 8.500%, 05/15/12	18,145
17,000		Chattem, Inc. 7.000%, 03/01/14	17,000
13,000		Chiquita Brands International, Inc.^ 8.875%, 12/01/15	12,285
35,000		Constellation Brands, Inc. 7.250%, 09/01/16	35,437
15,000		NBTY, Inc. 7.125%, 10/01/15	14,475
38,000		Pilgrim’s Pride Corp. 7.625%, 05/01/15	36,290
16,000		Reynolds American, Inc. 7.300%, 07/15/15	16,701
38,000		Smithfield Foods, Inc. 7.750%, 05/15/13	38,285

			188,618

		Energy (0.1%)
25,000		Arch Western Finance, LLC 6.750%, 07/01/13	25,562
30,000		Complete Production Services, Inc. 8.000%, 12/15/16	30,225
19,000		Comstock Resources, Inc. 6.875%, 03/01/12	18,905
25,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	26,000
18,000		Helix Energy Solutions Group, Inc* 9.500%, 01/15/16	18,855
30,000		Petrohawk Energy Corp. 7.125%, 04/01/12	29,250
18,000		Superior Energy Services, Inc.^ 6.875%, 06/01/14	17,730

			166,527

		Financials (0.1%)
13,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	13,016
		Leucadia National Corp.
38,000		7.000%, 08/15/13	37,810
14,000		8.125%, 09/15/15	14,350
35,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	33,863
4,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	3,925

			102,964

See accompanying Notes to Schedule of Investments
100     SEMIANNUAL REPORT     Schedule of Investments

High Yield Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

	Health Care (0.0%)
32,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	$32,240
13,000	Community Health Systems, Inc. 8.875%, 07/15/15	13,585
2,000	DaVita, Inc. 7.250%, 03/15/15	2,015
16,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	16,440

		64,280

	Industrials (0.1%)
13,000	American Airlines, Inc. 7.250%, 02/05/09	12,919
13,000	Gardner Denver, Inc. 8.000%, 05/01/13	13,162
24,000	General Cable Corp. 7.125%, 04/01/17	23,520
19,000	IKON Office Solutions, Inc. 7.750%, 09/15/15	19,190
13,000	Interline Brands, Inc. 8.125%, 06/15/14	12,708
32,000	SPX Corp.* 7.625%, 12/15/14	33,480
	Terex Corp.
22,000	7.375%, 01/15/14	22,550
10,000	8.000%, 11/15/17	10,275
51,000	Wesco Distribution, Inc. 7.500%, 10/15/17	46,665

		194,469

	Information Technology (0.0%)
38,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	39,900
25,000	Xerox Corp. 8.000%, 02/01/27	25,005

		64,905

	Materials (0.0%)
19,000	Boise Cascade Company 7.125%, 10/15/14	17,005
7,000	Century Aluminum Company 7.500%, 08/15/14	7,000
19,000	Terra Industries, Inc. 7.000%, 02/01/17	19,000
	Union Carbide Corp.
8,000	7.875%, 04/01/23	8,027
4,000	7.500%, 06/01/25	3,874

		54,906

	Telecommunication Services (0.1%)
1,000	Citizens Communications Company
	9.000%, 08/15/31	928
13,000	Leap Wireless International, Inc. 9.375%, 11/01/14	$12,821
38,000	Qwest Communications International, Inc. 7.750%, 02/15/31	33,155
37,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	35,381

		82,285

	Utilities (0.0%)
13,000	TXU Corp.* 10.250%, 11/01/15	13,617

	TOTAL CORPORATE BONDS	1,398,553

NUMBER OF
CONTRACTS		VALUE

Options (0.1%)
	Health Care (0.1%)
110	Express Scripts, Inc.# Call, 01/17/09, Strike $65.00	123,750

	Industrials (0.0%)
115	Honeywell International, Inc.# Call, 01/17/09, Strike $55.00	91,425

	Information Technology (0.0%)
35	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	19,600

	Telecommunication Services (0.0%)
20	America Movil, SA de CV# Call, 01/17/09, Strike $60.00	12,000

	TOTAL OPTIONS	246,775

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES
	(Cost $1,711,291)	1,645,328

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (12.0%)
	Financials (2.9%)
2,750	Bank of America Corp.~ 7.250%	2,877,188
58,400	Citigroup, Inc.~ 6.500%	3,033,150

		5,910,338

	Health Care (1.3%)
15,000	Schering-Plough Corp.~ 6.000%	2,707,950

	Industrials (0.8%)
37,000	Avery Dennison Corp.~ 7.875%	1,767,490

See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     101

High Yield Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Materials (5.5%)
30	EUR	Bayer, AG 6.625%	$3,499,211
40,000		Cia Vale do Rio Doce~ 5.500%	2,930,000
29,750		Freeport-McMoRan Copper & Gold, Inc.~ 6.750%	4,847,465

			11,276,676

		Utilities (1.5%)
47,000		Entergy Corp.~ 7.625%	3,159,340

		TOTAL CONVERTIBLE PREFERRED STOCKS
		(Cost $24,877,041)	24,821,794

NUMBER OF
UNITS		VALUE

STRUCTURED EQUITY-LINKED SECURITIES (4.3%)
	Consumer Discretionary (0.3%)
12,500	Deutsche Bank (Apollo Group)* 12.000%, 07/15/2008	660,529

	Energy (0.5%)
7,900	Lehman Brother Holdings, Inc. (Transocean, Inc.)* 12.000%, 07/25/2008	1,091,701

	Information Technology (3.0%)
4,600	Deutsche Bank (MasterCard, Inc.)* 12.000%, 08/12/2008	1,028,790
28,600	Deutsche Bank (Nokia Corp.)* 12.000%, 07/15/2008	866,294
49,600	Goldman Sachs Group, Inc. (Oracle Corp.)*~ 12.000%, 08/05/2008	1,033,118
51,750	JPMorgan Chase & Company (Intel Corp.)*~ 12.000%, 07/25/2008	1,114,954
41,400	Morgan Stanley & Company, Inc. (Cisco Systems, Inc.)* 12.000%, 08/05/2008	1,042,038
24,500	Morgan Stanley & Company, Inc. (Infosys Technologies, Ltd.)* 12.000%, 08/06/2008	1,041,495

		6,126,689

	Materials (0.5%)
10,700	Goldman Sachs Group, Inc. (Freeport-McMoRan Copper & Gold, Inc.)*~ 12.000%, 08/25/2008	1,063,173

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES
	(Cost $8,965,509)	8,942,092

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (3.1%)
6,339,758	Calamos Government Money Market Fund — Class I SharesΩ (Cost $6,339,758)	$6,339,758

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (9.5%)
1,999,000	Bank of New York Institutional Cash Reserve Fund	1,999,000
14,181,000	Goldman Sachs Financial Square Prime Obligations Fund	14,181,000
2,000,000	JP Morgan US Government Money Market Fund	2,000,000

PRINCIPAL
AMOUNT		VALUE

1,372,000	Deutsche Bank, AG, repurchase agreement, 2.020%, dated 04/30/08 due 05/01/08, repurchase price $1,372,077, collateralized by various U.S. Government Agency Securities 4.000% - 7.000%, 12/1/2017-8/1/2047 with a value of $1,393,034	1,372,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN
	(Cost $19,552,000)	19,552,000

TOTAL INVESTMENTS (108.9%)
(Cost $225,086,937)		224,336,634

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.5%)		(19,552,000)

OTHER ASSETS, LESS LIABILITIES (0.6%)		1,146,497

NET ASSETS (100.0%)		$205,931,131

WRITTEN OPTIONS (-0.3%)
	Financials (-0.3%)
	SPDR Trust Series 1#
675	Call, 06/21/08, Strike $138.00	(297,000)
275	Call, 06/21/08, Strike $137.00	(138,875)
215	Call, 07/19/08, Strike $142.00	(69,875)
210	Call, 09/20/08, Strike $142.00	(110,775)

		(616,525)

	TOTAL WRITTEN OPTIONS
	(Cost $564,318)	(616,525)

See accompanying Notes to Schedule of Investments
102     SEMIANNUAL REPORT     Schedule of Investments

High Yield Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)
NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $19,791,805 or 9.6% of net assets.

#	Non-income producing security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

∞	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total value of $22,055,988.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $4,112,896 and received $69,114 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $2,226,862 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amounts shown for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Schedule of Investments
Schedule of Investments     SEMIANNUAL REPORT     103

Total Return Bond Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (28.9%)
	Consumer Discretionary (0.8%)
750,000	McDonald’s Corp. 6.300%, 10/15/37	$769,844

	Consumer Staples (1.7%)
1,000,000	Archer Daniels Midland Company 5.450%, 03/15/18	1,012,453
250,000	General Mills, Inc. 5.650%, 09/10/12	257,589
500,000	Tesco, PLC* 5.500%, 11/15/17	504,566

		1,774,608

	Energy (3.0%)
1,000,000	Transocean, Inc. 5.250%, 03/15/13	1,012,112
600,000	Valero Energy Corp. 6.625%, 06/15/37	586,334
500,000	Virginia Electric and Power Company 5.100%, 11/30/12	508,840
1,000,000	XTO Energy, Inc. 6.375%, 06/15/38	1,012,162

		3,119,448

	Financials (5.4%)
1,000,000	Bank of America Corp. ‡ 8.000%, 12/29/49	1,019,087
1,000,000	Goldman Sachs Group, Inc. 6.150%, 04/01/18	1,013,415
275,000	International Lease Financial Corp. 5.350%, 03/01/12	270,760
1,000,000	John Deere Capital Corp. 5.350%, 04/03/18	1,003,021
1,000,000	JPMorgan Chase & Company‡ 7.900%, 12/31/49	1,021,993
1,000,000	Merrill Lynch & Company 6.875%, 04/25/18	1,009,965
175,000	Swiss Re*‡ 6.854%, 05/29/49	159,033

		5,497,274

	Industrials (7.8%)
1,000,000	Caterpillar, Inc. 5.450%, 04/15/18	1,016,253
600,000	EnCana Corp. 6.625%, 08/15/37	614,784
3,000,000	General Electric Company 5.625%, 05/01/18	3,036,426
500,000	Honeywell International, Inc. 4.250%, 03/01/13	497,496
1,000,000	Norfolk Southern Corp.* 5.750%, 04/01/18	$1,016,054
250,000	Union Pacific Corp. 5.450%, 01/31/13	251,922
500,000	United Technologies Corp. 5.375%, 12/15/17	511,123
1,000,000	Waste Management, Inc. 7.375%, 08/01/10	1,058,406

		8,002,464

	Information Technology (3.2%)
600,000	Cisco Systems, Inc. 5.500%, 02/22/16	622,462
600,000	International Business Machines Corp. 5.700%, 09/14/17	626,257
1,000,000	Oracle Corp. 6.500%, 04/15/38	1,037,052
1,000,000	Xerox Corp. 7.125%, 06/15/10	1,045,488

		3,331,259

	Telecommunication Services (6.3%)
2,000,000	British Telecommunications, PLC 8.125%, 12/15/10	2,177,846
2,000,000	Koninklijke KPN, NV 8.000%, 10/01/10	2,138,990
2,000,000	Telefonica Europe, BV 7.750%, 09/15/10	2,146,262

		6,463,098

	Utilities (0.7%)
500,000	National Rural Utility Cooperative 5.450%, 02/01/18	498,610
250,000	Pacific Gas and Electric Company 5.625%, 11/30/17	254,973

		753,583

	TOTAL CORPORATE BONDS (Cost $29,451,203)	29,711,578

U.S. GOVERNMENT AND AGENCY SECURITIES (16.2%)
2,975,000	United States Treasury Bonds 4.375%, 02/15/38	2,918,059
	United States Treasury Notes
9,000,000	2.750%, 02/28/13	8,887,509
4,000,000	3.125%, 04/30/13	4,016,876
880,000	3.500%, 02/15/18	861,575

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $16,845,854)	16,684,019

See accompanying Notes to Schedule of Investments
104     SEMIANNUAL REPORT     Schedule of Investments

Total Return Bond Fund
SCHEDULE OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

RESIDENTIAL MORTGAGE BACKED SECURITIES (50.5%)
		Federal Home Loan Mortgage Corp.
8,000,000		5.500%, 05/01/38≠	$8,051,248
6,000,000		6.000%, 05/01/38≠	6,137,814
4,000,000		6.500%, 05/01/38≠	4,143,124
2,000,000		6.000%, 05/01/23≠	2,059,688
2,000,000		4.000%, 02/05/13	1,994,638
		Federal National Mortgage Association
7,000,000		5.000%, 05/01/38≠	6,876,408
5,000,000		5.000%, 05/01/23≠	5,025,780
4,000,000		5.500%, 05/01/23≠	4,073,124
3,000,000		4.500%, 05/01/23≠	2,962,500
2,300,000		5.500%, 05/01/38≠	2,312,578
1,836,966		6.000%, 05/01/37	1,879,996
1,179,428		6.500%, 06/01/36	1,222,049
1,000,000		7.000%, 05/01/38≠	1,051,562
		Government National Mortgage Association≠
2,000,000		6.000%, 05/01/38	2,054,688
2,000,000		5.500%, 05/01/38	2,025,938

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $51,867,041)	51,871,135

SOVEREIGN (13.9%)
		Federal Republic of Germany
1,100,000	EUR	4.000%, 09/11/09	1,719,216
667,000	EUR	4.000%, 01/04/18	1,031,398
1,200,000	EUR	Government of Denmark 3.000%, 01/15/10	1,846,216
1,100,000	EUR	Government of France 4.000%, 09/12/09	1,717,021
420,000,000	JPY	Government of Japan 0.900%, 12/20/12	3,998,960
6,700,000	SEK	Kingdom of Sweden 4.000%, 12/01/09	1,119,054
1,400,000	GBP	United Kingdom Treasury 5.000%, 03/07/12	2,847,249

		TOTAL SOVEREIGN (Cost $13,673,049)	14,279,114

NUMBER OF
SHARES		VALUE

PREFERRED STOCK (2.0%)
	Financials (2.0%)
81	Evergreen Utility and High Income Fund‡ 4.148% (Cost $2,025,000)	2,025,000

EXCHANGE TRADED FUND (2.2%)
	Financials (2.2%)
100,000	SPDR Lehman Municipal Bond ETF (Cost $2,197,630)	2,209,000

INVESTMENT IN AFFILIATED FUND (35.3%)
36,272,538	Calamos Government Money Market Fund — Class I Shares Ω (Cost $36,272,538)	$36,272,538

TOTAL INVESTMENTS (149.0%) (Cost $152,332,315)		153,052,384

LIABILITIES, LESS OTHER ASSETS (-49.0%)		(50,352,815)

NET ASSETS (100.0%)		$102,699,569

FORWARD FOREIGN CURRENCY CONTRACTS

	Settlement	Local	Current	Unrealized
Short Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	5/29/08	1,445,000	$2,867,565	$(11,828)
Canadian Dollar	5/29/08	300,000	297,805	6,436
Euro	7/24/08	4,070,000	6,330,250	120,456
Japanese Yen	5/8/08	720,000,000	6,927,527	71,221
Swedish Krona	6/19/08	6,800,000	1,132,775	3,594

				$189,879

	Settlement	Local	Current	Unrealized
Long Contracts	Date	Currency	Value	Gain/Loss

Canadian Dollar	5/29/08	300,000	$297,805	$(590)
Japanese Yen	5/8/08	300,000,000	2,886,470	(80,916)
Singapore Dollar	7/24/08	2,750,000	2,035,216	(8,822)

				$(90,328)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $1,679,653 or 1.6% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

≠	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Ω	Investment in affiliated fund. During the period from November 1, 2007 through April 30, 2008, the fund had net purchases of $16,192,253 and received $434,338 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $20,080,285 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit

GBP	British Pound Sterling

JPY	Japanese Yen

SEK	Swedish Krona
Note: Value for securities denominated in foreign currencies are shown in U.S. dollars.
See accompanying Notes to Financial Statements
Schedule of Investments     SEMIANNUAL REPORT     105

Statements of Assets and Liabilities

	Growth	Growth and	Value	Blue Chip
April 30, 2008 (unaudited)	Fund	Income Fund	Fund	Fund

ASSETS
Investments, at value* (cost $14,809,762,695; $5,515,678,686; $120,345,579; $148,023,298)	$17,430,553,300	$5,933,331,077	$126,663,694	$165,343,172
Investments in affiliated funds (cost $449,716,837; $104,187,145; $2,949,674; $2,946,365)	449,716,837	104,187,145	2,949,674	2,946,365
Cash with custodian (interest bearing)	28	1,376	429	974
Accrued interest and dividends	5,543,469	18,404,610	80,969	119,709
Receivable for investments sold	80,436,087	18,753,075	—	374,485
Receivable for fund shares sold	29,620,807	7,526,572	92,424	284,197
Prepaid expenses	382,916	151,246	40,449	40,956
Other assets	333,071	147,497	42,287	34,845

Total assets	17,996,586,515	6,082,502,598	129,869,926	169,144,703

LIABILITIES AND NET ASSETS
Foreign cash overdraft (cost $73,089)	—	73,072	—	—
Payables:
Cash collateral for securities loaned	3,062,852,000	479,328,000	17,269,000	17,684,000
Investments purchased	151,877,758	9,938,375	—	1,494,720
Fund shares redeemed	19,767,129	13,447,569	130,358	92,495
Affiliates:
Investment advisory fees	9,260,243	3,004,345	91,526	121,473
Distribution fees	567,980	267,899	2,916	3,617
Deferred compensation to Trustees	333,071	147,497	42,287	34,845
Financial accounting fees	132,283	51,343	1,034	1,372
Trustees fees and officer compensation	4,445	1,794	11	240
Other accounts payable and accrued liabilities	3,907,181	1,432,586	40,392	38,718

Total liabilities	3,248,702,090	507,692,480	17,577,524	19,471,480

NET ASSETS	$14,747,884,425	$5,574,810,118	$112,292,402	$149,673,223

ANALYSIS OF NET ASSETS
Paid in capital	$10,776,571,924	$4,877,179,741	$96,020,255	$127,961,441
Undistributed net investment income (loss)	(52,204,040)	(30,142,709)	(745,044)	(104,642)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	1,402,636,516	310,120,678	10,695,957	4,496,452
Unrealized appreciation (depreciation) of investments, written options and foreign currency translations	2,620,880,025	417,652,408	6,321,234	17,319,972

NET ASSETS	$14,747,884,425	$5,574,810,118	$112,292,402	$149,673,223

CLASS A SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$10,020,003,564	$2,918,358,937	$64,658,617	$99,149,158
Shares outstanding	182,024,570	97,980,444	5,273,147	7,907,137
Net asset value and redemption price per share	$55.05	$29.79	$12.26	$12.54

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$57.80	$31.28	$12.87	$13.17

CLASS B SHARES (no par value: unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$1,152,904,492	$613,012,969	$8,286,191	$7,048,699
Shares outstanding	20,649,296	18,267,116	708,464	578,441
Net asset value, offering price and redemption price per share	$55.83	$33.56	$11.70	$12.19

CLASS C SHARES (no par value: unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$3,232,125,879	$1,902,171,179	$10,823,666	$11,874,864
Shares outstanding	63,254,611	63,570,559	925,979	974,101
Net asset value, offering price and redemption price per share	$51.10	$29.92	$11.69	$12.19

CLASS I SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$342,259,925	$140,816,292	$28,424,119	$31,495,977
Shares outstanding	5,747,046	4,827,216	2,281,409	2,499,052
Net asset value, offering price and redemption price per share	$59.55	$29.17	$12.46	$12.60

CLASS R SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$590,565	$450,741	$99,809	$104,525
Shares outstanding	10,763	15,161	8,155	8,351
Net asset value, offering price and redemption price per share	$54.87	$29.73	$12.24	$12.52

*	Including securities on loan with a value of $2,980,328,960, $467,182,157, $16,847,380, $17,286,706 for the Growth Fund, Growth and Income Fund, Value Fund, and Blue Chip Fund, respectively.

**	Redemption price may be reduced by contingent deferred sales change.
See accompanying Notes to Financial Statements
106     SEMIANNUAL REPORT     Statements of Assets and Liabilities

Statements of Assets and Liabilities

		Global		Global
	Multi-Fund	Growth and	International	Equity
April 30, 2008 (unaudited)	Blend	Income Fund	Growth Fund	Fund

ASSETS
Investments, at value* (cost $1,260,426,792; $448,002,143; $50,608,711)	$—	$1,350,078,160	$520,236,322	$56,267,145
Investments in affiliated funds (cost $37,856,723; $40,233,780; $12,269,662; $1,177,828)	36,392,212	40,233,780	12,269,662	1,177,828
Cash with custodian (interest bearing)	2,520	5,018,738	337	894
Due from investment advisor	1,406	—	—	—
Foreign currency (cost $5,593,670; $490,526; $22,460)	—	5,615,094	499,832	22,765
Accrued interest and dividends	—	5,869,742	1,560,145	121,572
Receivable for investments sold	—	10,645,253	—	—
Receivable for fund shares sold	138,670	2,983,094	597,411	190,044
Unrealized appreciation on forward foreign currency contracts	—	803,625	—	—
Prepaid expenses	32,474	79,412	62,758	50,983
Other assets	12,754	56,049	26,831	10,798

Total assets	36,580,036	1,421,382,947	535,253,298	57,842,029

LIABILITIES AND NET ASSETS
Unrealized depreciation on forward foreign currency contracts	—	623,614	—	—
Payables:
Cash collateral for securities loaned	—	80,246,000	—	—
Investments purchased	—	44,510,138	5,331,810	437,196
Fund shares redeemed	1,804,077	1,831,741	367,509	4,414
Affiliates:
Investment advisory fees	—	1,006,628	441,763	56,317
Distribution fees	1,637	51,990	15,678	1,608
Deferred compensation to Trustees	12,754	56,049	26,831	10,798
Financial accounting fees	331	11,880	4,751	511
Trustees fees and officer compensation	220	433	284	126
Other accounts payable and accrued liabilities	17,482	303,989	124,715	12,587

Total liabilities	1,836,501	128,642,462	6,313,341	523,557

NET ASSETS	$34,743,535	$1,292,740,485	$528,939,957	$57,318,472

ANALYSIS OF NET ASSETS
Paid in capital	$33,592,629	$1,160,876,553	$423,633,213	$51,365,708
Undistributed net investment income (loss)	(103,219)	(6,342,626)	(558,116)	(195,286)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	2,718,637	48,381,299	33,620,682	489,982
Unrealized appreciation (depreciation) of investments, written options and foreign currency translations	(1,464,512)	89,825,259	72,244,178	5,658,068

NET ASSETS	$34,743,535	$1,292,740,485	$528,939,957	$57,318,472

CLASS A SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$20,143,659	$573,085,236	$261,443,571	$42,288,170
Shares outstanding	1,707,491	53,905,325	16,038,315	3,551,139
Net asset value and redemption price per share	$11.80	$10.63	$16.30	$11.91

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$12.39	$11.16	$17.11	$12.50

CLASS B SHARES (no par value: unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$4,055,946	$87,539,459	$35,679,441	$2,553,919
Shares outstanding	347,019	8,017,008	2,220,465	216,456
Net asset value, offering price and redemption price per share	$11.69	$10.92	$16.07	$11.80

CLASS C SHARES (no par value: unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$10,309,973	$402,740,424	$90,671,267	$6,002,602
Shares outstanding	882,135	39,270,891	5,650,804	508,572
Net asset value, offering price and redemption price per share	$11.69	$10.26	$16.04	$11.80

CLASS I SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$127,010	$229,074,885	$141,026,373	$5,286,359
Shares outstanding	10,737	21,323,721	8,631,682	442,539
Net asset value, offering price and redemption price per share	$11.83	$10.74	$16.34	$11.95

CLASS R SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$106,947	$300,481	$119,305	$1,187,422
Shares outstanding	9,076	28,345	7,326	100,000
Net asset value, offering price and redemption price per share	$11.78	$10.60	$16.28	$11.87

*	Including securities on loan with a value of $77,680,801 for the Global Growth & Income Fund.

**	Redemption price may be reduced by contingent deferred sales change.
See accompanying Notes to Financial Statements
Statements of Assets and Liabilities     SEMIANNUAL REPORT     107

Statements of Assets and Liabilities

	Convertible	Market Neutral	High Yield	Total Return
April 30, 2008 (unaudited)	Fund	Income Fund	Fund	Bond Fund

ASSETS
Investments, at value* (cost $660,474,462; $1,651,455,365; $218,747,179; $116,059,777)	$694,500,991	$1,599,115,031	$217,996,876	$116,779,846
Investments in affiliated funds (cost $2,772,880; $54,583,872; $6,339,758; $36,272,538)	2,772,880	54,583,872	6,339,758	36,272,538
Cash with custodian (interest bearing)	1,910	8,865,768	1,155	80,177
Due from investment advisor	—	—	—	29,265
Restricted cash for open options (interest bearing)	—	150,000	150,000	—
Restricted cash for short positions (interest bearing)	—	255,454,147	—	—
Accrued interest and dividends	2,615,190	4,524,828	3,043,641	702,501
Receivable for investments sold and forward foreign currency contracts closed	3,885,289	20,041,955	5,235,183	3,049,072
Receivable for fund shares sold	164,625	6,736,073	541,261	139,863
Unrealized appreciation on forward foreign currency contracts	17,161	—	—	265,879
Prepaid expenses	33,823	113,082	48,479	34,024
Deferred offering costs	—	—	—	45,824
Other assets	55,175	57,136	44,492	9,573

Total assets	704,047,044	1,949,641,892	233,400,845	157,408,562

LIABILITIES AND NET ASSETS
Foreign cash overdraft (cost $2,397)	—	—	—	2,426
Common stocks sold short, at value (proceeds $257,453,995)	—	259,622,347	—	—
Options written, at value (premium $20,038,435, $564,318)	—	20,405,175	616,525	—
Unrealized depreciation on forward foreign currency contracts	6,821	—	—	166,328
Payables:
Cash collateral for securities loaned	86,397,000	—	19,552,000	—
Investments purchased	—	7,844,383	6,780,335	54,260,512	^
Fund shares redeemed	1,189,935	4,699,900	243,210	197,031
Payable for income distribution	—	—	—	13,267
Affiliates:
Investment advisory fees	377,933	926,159	122,935	40,144
Distribution fees	33,422	65,883	8,133	2,365
Deferred compensation to Trustees	55,175	57,136	44,492	9,573
Financial accounting fees	5,770	15,152	1,859	945
Trustees fees and officer compensation	334	448	195	440
Other accounts payable and accrued liabilities	168,875	340,282	100,030	15,962

Total liabilities	88,235,265	293,976,865	27,469,714	54,708,993

NET ASSETS	$615,811,779	$1,655,665,027	$205,931,131	$102,699,569

ANALYSIS OF NET ASSETS
Paid in capital	$557,106,648	$1,692,187,725	$205,261,573	$100,692,635
Undistributed net investment income (loss)	(12,799,240)	(5,854,085)	232,672	(552,761)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	37,467,502	24,206,814	1,231,534	1,733,921
Unrealized appreciation (depreciation) of investments, written options and foreign currency translations	34,036,869	(54,875,427)	(794,648)	825,774

NET ASSETS	$615,811,779	$1,655,665,027	$205,931,131	$102,699,569

CLASS A SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$258,409,210	$1,104,371,257	$133,800,757	$50,724,279
Shares outstanding	13,451,748	86,622,143	13,275,115	4,872,507
Net asset value and redemption price per share	$19.21	$12.75	$10.08	$10.41

Maximum offering price per share (Net asset value, plus 4.99% of net asset value or 4.75% of offering price)	$20.17	$13.39	$10.58	$10.82	#

CLASS B SHARES (no par value: unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$107,611,173	$54,132,828	$23,022,260	$7,417,862
Shares outstanding	4,782,816	4,062,048	2,213,987	712,390
Net asset value, offering price and redemption price per share	$22.50	$13.33	$10.40	$10.41

CLASS C SHARES (no par value: unlimited number of shares authorized)**
Net assets applicable to shares outstanding	$233,468,754	$471,000,237	$42,781,220	$8,265,026
Shares outstanding	12,143,409	36,464,216	4,136,731	793,926
Net asset value, offering price and redemption price per share	$19.23	$12.92	$10.34	$10.41

CLASS I SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$16,216,118	$26,057,252	$6,224,645	$35,213,138
Shares outstanding	894,676	2,060,789	617,583	3,383,211
Net asset value, offering price and redemption price per share	$18.12	$12.64	$10.08	$10.41

CLASS R SHARES (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$106,524	$103,453	$102,249	$1,079,264
Shares outstanding	5,545	8,118	10,154	103,665
Net asset value, offering price and redemption price per share	$19.21	$12.74	$10.07	$10.41

*	Including securities on loan with a value of $83,973,514 and $18,438,987 for the Convertible Fund and High Yield Fund, respectively.

**	Redemption price may be reduced by contingent deferred sales change.

^	For Total Return Bond Fund, includes $46,774,452 purchased on a delayed delivery basis.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.
See accompanying Notes to Financial Statements
108     SEMIANNUAL REPORT     Statements of Assets and Liabilities

Statements of Operations

	Growth	Growth and	Value	Blue Chip
Six Months Ended April 30, 2008 (unaudited)	Fund	Income Fund	Fund	Fund

INVESTMENT INCOME
Interest	$91,619	$35,618,746	$42,526	$277
Dividends	37,541,346	22,813,680	792,827	1,275,638
Dividends from affiliates	4,158,520	2,894,003	45,480	29,475
Securities lending income	7,648,811	1,284,707	21,681	30,775

Total investment income*	49,440,296	62,611,136	902,514	1,336,165

EXPENSES
Investment advisory fees	58,418,840	19,296,297	576,122	750,186
Distribution fees
Class A	12,530,850	3,800,828	82,722	122,779
Class B	5,850,518	3,222,232	44,643	37,131
Class C	16,192,490	9,919,987	59,409	63,174
Class R	994	585	250	261
Financial accounting fees	832,791	329,079	6,512	8,480
Trustees’ fees and officer compensation	191,465	79,207	8,783	9,094
Transfer agent fees	8,080,129	2,779,815	58,270	72,061
Printing and mailing fees	2,213,452	719,230	12,907	11,517
Custodian fees	407,769	176,437	4,479	1,667
Accounting fees	380,805	152,635	6,411	7,302
Legal fees	76,537	40,203	3,760	3,911
Audit fees	149,207	63,664	10,579	10,881
Registration fees	105,929	54,230	25,967	27,177
Other	208,614	159,876	2,900	3,084

Total expenses	105,640,390	40,794,305	903,714	1,128,705
Less expense reductions	(230,922)	(148,848)	(2,214)	(1,527)

Net expenses	105,409,468	40,645,457	901,500	1,127,178

NET INVESTMENT INCOME (LOSS)	(55,969,172)	21,965,679	1,014	208,987

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,403,213,688	272,041,893	9,845,224	4,324,484
Foreign currency transactions	(347,962)	(202,203)	15,518	(1,572)
Change in net unrealized appreciation/depreciation on:
Investments	(3,348,652,479)	(957,701,355)	(23,163,730)	(20,222,593)
Foreign currency translations	58,668	(45,634)	1,924	97

NET GAIN (LOSS) ON INVESTMENTS	(1,945,728,085)	(685,907,299)	(13,301,064)	(15,899,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,001,697,257)	$(663,941,620)	$(13,300,050)	$(15,690,597)

*	Net of foreign taxes withheld of $11,550, $177,291, $28,367, and $3,173 for the Growth Fund, Growth and Income Fund, Value Fund, and Blue Chip Fund, respectively.
See accompanying Notes to Financial Statements
Statements of Operations     SEMIANNUAL REPORT     109

Statements of Operations

	Multi-Fund	Global Growth and	International	Global Equity
Six Months Ended April 30, 2008 (unaudited)	Blend	Income Fund	Growth Fund	Fund

INVESTMENT INCOME
Interest	$—	$7,657,151	$4,086	$—
Dividends	—	6,147,639	3,430,092	278,953
Dividends from affiliates	108,116	637,406	257,806	23,829
Securities lending income	—	216,760	—	—

Total investment income*	108,116	14,658,956	3,691,984	302,782

EXPENSES
Investment advisory fees	—	6,232,984	2,524,124	263,212
Performance fees^	—	—	162,776	32,338
Distribution fees
Class A	25,607	734,861	308,275	49,396
Class B	21,197	439,451	175,188	11,890
Class C	52,140	2,009,913	435,311	22,748
Class R	267	453	339	2,891
Financial accounting fees	1,999	73,603	28,578	2,975
Trustees’ fees and officer compensation	9,780	22,629	13,224	7,486
Transfer agent fees	16,255	494,246	202,220	23,634
Printing and mailing fees	5,611	139,748	57,993	2,773
Custodian fees	148	97,184	71,398	15,098
Accounting fees	4,359	36,819	16,408	4,735
Legal fees	3,307	23,799	5,063	2,914
Audit fees	9,572	21,676	14,248	9,488
Registration fees	25,066	43,145	32,527	14,129
Offering costs	—	—	—	18,568
Other	3,292	19,538	31,615	4,011

Total expenses	178,600	10,390,049	4,079,287	488,286
Less expense reductions	(34,441)	(30,955)	(12,468)	(1,235)

Net expenses	144,159	10,359,094	4,066,819	487,051

NET INVESTMENT INCOME (LOSS)	(36,043)	4,299,862	(374,835)	(184,269)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	71,975	86,073,283	32,485,384	400,168
Foreign currency transactions	—	(41,942,575)	439,946	20,304
Distributions from affiliated investment companies	2,646,674	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(6,920,589)	(226,810,938)	(98,697,829)	(6,627,743)
Foreign currency translations	—	6,113,487	(175,690)	(1,096)

NET GAIN (LOSS) ON INVESTMENTS	(4,201,940)	(176,566,743)	(65,948,189)	(6,208,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,237,983)	$(172,266,881)	$(66,323,024)	$(6,392,636)

*	Net of foreign taxes withheld of $294,535, $218,745, and $15,968 for the Global Growth and Income Fund, International Growth Fund, and Global Equity Fund respectively.

^	Performance fees are in effect for the International Growth Fund and Global Equity Fund.
See accompanying Notes to Financial Statements
110     SEMIANNUAL REPORT     Statements of Operations

Statements of Operations

		Market	High
	Convertible	Neutral	Yield	Total Return
Six Months Ended April 30, 2008 (unaudited)	Fund	Income Fund	Fund	Bond Fund

INVESTMENT INCOME
Interest	$7,240,944	$15,967,237	$6,102,352	$1,383,842
Dividends	2,328,424	11,122,152	826,218	35,991
Dividends from affiliates	186,290	1,337,577	69,144	434,338
Securities lending income	254,219	—	40,964	—

Total investment income	10,009,877	28,426,966	7,038,678	1,854,171

EXPENSES
Investment advisory fees	2,386,202	5,543,652	788,433	247,231
Distribution fees
Class A	338,308	1,309,334	169,362	56,000
Class B	578,892	266,457	121,563	23,173
Class C	1,216,254	2,325,370	218,683	24,766
Class R	266	257	250	2,647
Financial accounting fees	36,525	89,927	11,882	5,117
Trustees’ fees and officer compensation	15,233	25,400	9,864	5,904
Transfer agent fees	302,472	619,802	112,847	9,131
Printing and mailing fees	84,825	157,012	34,655	1,981
Custodian fees	13,641	22,584	4,978	6,834
Accounting fees	20,020	44,231	8,841	5,895
Legal fees	6,549	8,916	4,243	3,459
Audit fees	15,250	23,956	11,033	11,809
Registration fees	16,633	54,357	31,672	7,050
Dividend expense on short positions	—	496,534	—	—
Offering costs	—	—	—	112,134
Other	11,098	20,902	4,298	2,954

Total expenses	5,042,168	11,008,691	1,532,604	526,085
Less expense reductions	(9,346)	(71,072)	(3,714)	(167,267)

Net expenses	5,032,822	10,937,619	1,528,890	358,818

NET INVESTMENT INCOME (LOSS)	4,977,055	17,489,347	5,509,788	1,495,353

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	32,113,762	(3,853,354)	(125,910)	1,853,344
Written options	—	51,633,909	(12,327)	—
Short positions	—	(10,003,060)	—	—
Foreign currency transactions	(982,541)	—	(8,649)	(474,783)
Change in net unrealized appreciation/depreciation on:
Investments	(73,246,448)	(137,105,987)	(11,869,566)	414,689
Written options	—	53,796	(52,207)	—
Short positions	—	52,608,681	—	—
Foreign currency translations	139,883	—	3,694	3,427

NET GAIN (LOSS) ON INVESTMENTS	(41,975,344)	(46,666,015)	(12,064,965)	1,796,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,998,289)	$(29,176,668)	$(6,555,177)	$3,292,030

See accompanying Notes to Financial Statements
Statements of Operations     SEMIANNUAL REPORT     111

Statements of Changes in Net Assets

	Growth Fund		Growth and Income Fund		Value Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$(55,969,172)	$(133,248,876)	$21,965,679	$53,436,970	$1,014	$(85,315)
Net realized gain (loss) from investments, written options and foreign currency transactions	1,402,865,726	1,918,658,401	271,839,690	505,171,378	9,860,742	8,906,128
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	(3,348,593,811)	2,693,281,445	(957,746,989)	451,965,303	(23,161,806)	7,859,432

Net increase (decrease) in net assets resulting from operations	(2,001,697,257)	4,478,690,970	(663,941,620)	1,010,573,651	(13,300,050)	16,680,245

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(19,690,391)	(52,328,321)	(439,452)	—
Class B	—	—	(2,303,219)	(4,265,101)	—	—
Class C	—	—	(8,691,719)	(16,691,465)	—	—
Class I	—	—	(1,111,975)	(2,829,908)	(272,829)	—
Class R	—	—	(601)	(938)	(577)	—
Net realized gains
Class A	(1,287,307,955)	(440,815,634)	(235,122,383)	(187,949,745)	(4,576,310)	(5,167,292)
Class B	(147,382,113)	(44,394,875)	(45,160,581)	(35,198,061)	(690,184)	(530,973)
Class C	(435,024,344)	(138,251,343)	(152,789,026)	(115,173,566)	(913,396)	(820,715)
Class I	(22,816,573)	(4,732,416)	(12,177,540)	(8,305,941)	(1,805,055)	(381,974)
Class R	(43,718)	—	(7,924)	—	(6,853)	—

Total distributions	(1,892,574,703)	(628,194,268)	(477,055,359)	(422,743,046)	(8,704,656)	(6,900,954)

CAPITAL SHARE TRANSACTIONS	1,148,441,493	(4,067,523,245)	115,779,674	(591,740,991)	2,651,234	(11,619,074)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,745,830,467)	(217,026,543)	(1,025,217,305)	(3,910,386)	(19,353,472)	(1,839,783)

NET ASSETS
Beginning of period	$17,493,714,892	$17,710,741,435	$6,600,027,423	$6,603,937,809	$131,645,874	$133,485,657

End of period	14,747,884,425	17,493,714,892	5,574,810,118	6,600,027,423	112,292,402	131,645,874

Undistributed net investment income (loss)	$(52,204,040)	$3,765,132	$(30,142,709)	$(20,310,483)	$(745,044)	$(33,200)
See accompanying Notes to Financial Statements
112     SEMIANNUAL REPORT     Statements of Changes in Net Assets

Statements of Changes in Net Assets

					Global Growth and
	Blue Chip Fund		Multi-Fund Blend		Income Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$208,987	$390,588	$(36,043)	$(201,646)	$4,299,862	$3,689,438
Net realized gain (loss) from investments, written options and foreign currency transactions	4,322,912	10,242,236	2,718,649	517,308	44,130,708	56,308,739
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	(20,222,496)	13,678,798	(6,920,589)	5,186,277	(220,697,451)	197,653,052

Net increase (decrease) in net assets resulting from operations	(15,690,597)	24,311,622	(4,237,983)	5,501,939	(172,266,881)	257,651,229

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(241,142)	(338,298)	(96,758)	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	(162,490)	(130,707)	(530)	—	—	—
Class R	(118)	—	(291)	—	—	—
Net realized gains
Class A	(6,520,065)	(312,872)	(147,433)	—	(35,894,843)	(14,671,149)
Class B	(532,563)	(24,168)	(38,037)	—	(5,363,892)	(1,954,079)
Class C	(891,501)	(43,839)	(95,185)	—	(25,357,039)	(9,132,716)
Class I	(2,083,633)	(56,500)	(971)	—	(13,272,507)	(1,235,124)
Class R	(6,986)	—	(936)	—	(6,835)	—

Total distributions	(10,438,498)	(906,384)	(380,141)	—	(79,895,116)	(26,993,068)

CAPITAL SHARE TRANSACTIONS	9,865,922	(4,073,045)	3,666,883	23,488,241	166,098,328	324,235,760

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,263,173)	19,332,193	(951,241)	28,990,180	(86,063,669)	554,893,921

NET ASSETS
Beginning of period	$165,936,396	$146,604,203	$35,694,776	$6,704,596	$1,378,804,154	$823,910,233

End of period	149,673,223	165,936,396	34,743,535	35,694,776	1,292,740,485	1,378,804,154

Undistributed net investment income (loss)	$(104,642)	$90,121	$(103,219)	$30,403	$(6,342,626)	$(10,642,488)
See accompanying Notes to Financial Statements
Statements of Changes in Net Assets     SEMIANNUAL REPORT     113

Statements of Changes in Net Assets

	International Growth		Global Equity
	Fund		Fund*		Convertible Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$(374,835)	$1,022,270	$(184,269)	$(94,608)	$4,977,055	$12,959,617
Net realized gain (loss) from investments, written options and foreign currency transactions	32,925,330	24,913,058	420,472	86,869	31,131,221	79,446,785
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	(98,873,519)	125,571,363	(6,628,839)	12,286,907	(73,106,565)	7,529,300

Net increase (decrease) in net assets resulting from operations	(66,323,024)	151,506,691	(6,392,636)	12,279,168	(36,998,289)	99,935,702

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,170,647)	(637,338)	—	—	(6,662,125)	(13,847,207)
Class B	—	—	—	—	(2,226,621)	(4,063,087)
Class C	—	—	—	—	(5,519,551)	(10,094,877)
Class I	(937,872)	(351,112)	—	—	(442,518)	(922,837)
Class R	(346)	—	—	—	(2,508)	(2,943)
Net realized gains
Class A	(8,722,004)	(533,818)	—	—	(896,233)	(19,356,042)
Class B	(1,317,088)	(64,008)	—	—	(333,572)	(7,231,308)
Class C	(3,156,399)	(187,087)	—	—	(808,586)	(16,820,480)
Class I	(5,005,794)	(191,289)	—	—	(57,904)	(1,206,423)
Class R	(4,283)	—	—	—	(346)	—

Total distributions	(20,314,433)	(1,964,652)	—	—	(16,949,964)	(73,545,204)

CAPITAL SHARE TRANSACTIONS	49,731,635	117,407,782	8,768,921	42,663,019	(43,321,532)	(154,819,346)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,905,822)	266,949,821	2,376,285	54,942,187	(97,269,785)	(128,428,848)

NET ASSETS
Beginning of period	$565,845,779	$298,895,958	$54,942,187	$—	$713,081,564	$841,510,412

End of period	528,939,957	565,845,779	57,318,472	54,942,187	615,811,779	713,081,564

Undistributed net investment income (loss)	$(558,116)	$1,925,584	$(195,286)	$(11,017)	$(12,799,240)	$(2,922,972)

*	Global Equity Fund commenced operations on March 1, 2007.
See accompanying Notes to Financial Statements
114     SEMIANNUAL REPORT     Statements of Changes in Net Assets

Statements of Changes in Net Assets

	Market Neutral				Total Return
	Income Fund		High Yield Fund		Bond Fund*

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007

OPERATIONS
Net investment income (loss)	$17,489,347	$40,864,258	$5,509,788	$12,532,058	$1,495,353	$541,934
Net realized gain (loss) from investments, written options and foreign currency transactions	37,777,495	20,902,915	(146,886)	8,450,830	1,378,561	369,883
Change in net unrealized appreciation/depreciation on investments, written options and foreign currency translations	(84,443,510)	28,665,081	(11,918,079)	(1,232,523)	418,116	407,658

Net increase (decrease) in net assets resulting from operations	(29,176,668)	90,432,254	(6,555,177)	19,750,365	3,292,030	1,319,475

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(26,877,771)	(24,251,490)	(6,178,114)	(9,048,975)	(1,028,153)	(398,353)
Class B	(1,104,911)	(1,199,566)	(979,886)	(1,562,088)	(73,464)	(13,645)
Class C	(10,006,730)	(9,765,059)	(1,757,182)	(2,821,150)	(70,914)	(13,434)
Class I	(675,681)	(691,955)	(295,501)	(248,083)	(857,250)	(111,651)
Class R	(2,500)	(1,765)	(4,341)	(3,610)	(23,711)	(13,996)
Net realized gains
Class A	—	—	(2,379,372)	(779,958)	—	—
Class B	—	—	(417,573)	(171,360)	—	—
Class C	—	—	(741,977)	(313,235)	—	—
Class I	—	—	(108,344)	(13,037)	—	—
Class R	—	—	(1,688)	—	—	—

Total distributions	(38,667,593)	(35,909,835)	(12,863,978)	(14,961,496)	(2,053,492)	(551,079)

CAPITAL SHARE TRANSACTIONS	175,111,726	626,669,565	(46,862,264)	23,583,465	23,624,058	77,068,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	107,267,465	681,191,984	(66,281,419)	28,372,334	24,862,596	77,836,973

NET ASSETS
Beginning of period	$1,548,397,562	$867,205,578	$272,212,550	$243,840,216	$77,836,973	$—

End of period	1,655,665,027	1,548,397,562	205,931,131	272,212,550	102,699,569	77,836,973

Undistributed net investment income (loss)	$(5,854,085)	$15,324,161	$232,672	$3,937,908	$(552,761)	$5,378

*	Total Return Bond Fund commenced operations on June 27, 2007.
See accompanying Notes to Financial Statements
Statements of Changes in Net Assets     SEMIANNUAL REPORT     115

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. Calamos Investment Trust, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, Total Return Bond Fund and Government Money Market Fund (the “Funds”). Each Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Trust currently offers Class A, Class B, Class C, Class I and Class R shares of each of the Funds except Government Money Market Fund, which offers Class A, Class B, Class C and Class I shares only. Class A, Class B and Class C shares of Government Money Market Fund commenced operations on March 3, 2008. The Convertible Fund is closed to all new investments, subject to the exceptions enumerated in the Prospectus.
Portfolio Valuation. The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.
Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.
Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if the value of a foreign security it holds is materially affected by events occurring before the
116     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)
Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of April 30, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Notes to Financial Statements     SEMIANNUAL REPORT     117

Notes to Financial Statements (unaudited)
Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature; such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. The Funds have adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No.109. The Funds recognized no liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 — 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and their disclosures, and its impact has not yet been determined.
In addition, in March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and their disclosures, and its impact has not yet been determined.
118     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)
NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, computed as follows: The Growth Fund pays a fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.90% of the next $500 million of average daily net assets, 0.80% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.78% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.76% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.74% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.72% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.70% of average daily net assets in excess of $26 billion. Each of Growth and Income Fund, Convertible Fund, Market Neutral Income Fund and High Yield Fund pay a fee at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million of average daily net assets, and 0.65% of average daily net assets in excess of $1 billion. Each of Value Fund, Blue Chip Fund and Global Growth and Income Fund pay a fee at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% of the next $500 million of average daily net assets, 0.90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.88% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.80% of average daily net assets in excess of $26 billion. The Total Return Bond Fund pays a fee at the annual rate of 0.55% of the first $500 million of average daily net assets, 0.53% of the next $500 million of average daily next assets, 0.51% on the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.49% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.48% on the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.47% on the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.46% on the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion), and 0.45% of average daily net assets in excess of $26 billion.
Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that under the management agreement between Calamos Advisors and the Trust, each underlying fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fee (and other expenses) of the underlying funds.
The International Growth Fund and Global Equity Fund pay a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on performance, and is paid on a monthly basis, (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance period for each full 1% increment amount by which the Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively. The base fee is at the annual rate of 1.00% of the first $500 million of Fund’s average daily net assets, 0.95% of the next $500 million of average daily net assets, 0.90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.88% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion), and 0.80% of average daily net assets in excess of $26 billion.
Notes to Financial Statements     SEMIANNUAL REPORT     119

Notes to Financial Statements (unaudited)
The performance adjustment rate is calculated by comparing over the performance period the Fund’s Class A share performance to that of the respective Index. The performance period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment is applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance period if it otherwise outperforms the Index during that period.
Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to a Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF” an affiliated fund and a series of the Trust) equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2008, the total advisory fees waived pursuant to such agreement were $230,922; $148,848; $2,214; $1,527; $30,955; $12,468; $1,235; $9,346; $71,072; $3,714; and $23,087, for the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund, respectively, and are included in the statements of operations under the caption “Expense reductions”.
Pursuant to a financial accounting services agreement, the Funds also pay Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee to Calamos Advisors based on their respective assets used in calculating the fee.
The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.
Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Multi-Fund Blend and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. This agreement is binding on Calamos Advisors until February 28, 2009. For Multi-Fund Blend, expenses are limited to: 0.50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, 0.25% for Class I shares, and 0.75% for Class R shares. This agreement is binding on Calamos Advisors until February 28, 2009. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. This agreement is binding on Calamos Advisors until February 28, 2009. As of April 30, 2008, there were $34,441 and $144,180 of expenses waived or absorbed for Multi-Fund Blend, and Total Return Bond Fund, respectively, included in the Statements of Operations under the caption “Expense reductions”.
120     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)
As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares and 0.75% and 0.25%, respectively, of the average daily net assets of the Fund’s Class B shares and Class C shares.
CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2008, CFS received commissions and underwriting fees of $694,171; $244,280; $3,482; $2,605; $11,597; $102,264; $63,233; $14,412; $86,712; $5,952; and $2,548 from the sale of shares of Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Market Neutral Income Fund, High Yield Fund, and Total Return Bond Fund, respectively.
Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual fee of $175,000, paid in monthly installments, for providing these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.
Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.
Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2008, affiliates of the advisor held 26%, 62% and 57% of the outstanding shares of International Growth Fund, Global Equity Fund and Total Return Bond Fund, respectively.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $333,071 for the Growth Fund; $147,497 for the Growth and Income Fund; $42,287 for the Value Fund; $34,845 for the Blue Chip Fund; $12,754 for the Multi-Fund Blend; $56,049 for the Global Growth and Income Fund; $26,831 for the International Growth Fund; $10,798 for the Global Equity Fund; $55,175 for the Convertible Fund; $57,136 for the Market Neutral Income Fund; $44,492 for High Yield Fund; and $9,573 for Total Return Bond Fund are included in “Other assets” on the Statements of Assets and Liabilities at April 30, 2008. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2008.
Notes to Financial Statements     SEMIANNUAL REPORT     121

Notes to Financial Statements (unaudited)
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short term investments, by the Funds, for the period ended April 30, 2008 were as follows:

	Growth	Growth and	Value	Blue Chip	Multi-Fund
	Fund	Income Fund	Fund	Fund	Blend

Purchases	$4,766,275,175	$2,389,205,838	$30,058,987	$35,000,180	$11,156,964
Proceeds from sales	$5,437,228,468	$2,650,248,131	$36,493,959	$32,724,879	$3,538,804

		Global Growth	International	Global
		and Income	Growth	Equity
		Fund	Fund	Fund

Purchases		$815,129,896	$254,261,982	$28,408,687
Proceeds from sales		$765,099,531	$209,602,682	$18,768,947

		Convertible	Market Neutral	High Yield	Total Return
		Fund	Income Fund	Fund	Bond Fund

Purchases		$280,443,294	$1,072,577,888	$52,675,738	$285,100,988
Proceeds from sales		$332,821,258	$1,088,137,021	$113,537,751	$274,386,392
The following information is presented on a federal income tax basis as of April 30, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for federal income tax purposes at April 30, 2008 was as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Cost basis of investments	$15,255,719,276	$5,618,107,391	$123,295,253	$151,004,624

Gross unrealized appreciation	$3,346,322,631	$616,506,856	$11,799,507	$25,035,228
Gross unrealized depreciation	$(721,771,770)	$(197,096,025)	$(5,481,392)	$(7,750,315)

Net unrealized appreciation (depreciation)	$2,624,550,861	$419,410,831	$6,318,115	$17,284,913

		Global Growth	International	Global
	Multi-Fund	and Income	Growth	Equity
	Blend	Fund	Fund	Fund

Cost basis of investments	$37,863,251	$1,312,005,684	$460,271,805	$51,786,539

Gross unrealized appreciation	$364,859	$131,561,436	$88,888,162	$8,128,023
Gross unrealized depreciation	$(1,835,898)	$(53,255,180)	$(16,653,983)	$(2,469,589)

Net unrealized appreciation (depreciation)	$(1,471,039)	$78,306,256	$72,234,179	$5,658,434

	Convertible	Market Neutral	High Yield	Total Return
	Fund	Income Fund	Fund	Bond Fund

Cost basis of investments	$665,330,441	$1,701,901,052	$225,686,652	$152,546,538

Gross unrealized appreciation	$47,161,783	$91,787,585	$5,636,179	$1,115,564
Gross unrealized depreciation	$(15,218,353)	$(139,989,734)	$(6,986,197)	$(609,718)

Net unrealized appreciation (depreciation)	$31,943,430	$(48,202,149)	$(1,350,018)	$505,846

NOTE 4 — INCOME TAXES
The tax character of distributions for the period ended April 30, 2008 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal year ended October 31, 2007, were characterized for federal income tax purposes as follows:
122     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)

		Growth and
	Growth Fund	Income Fund	Value Fund	Blue Chip Fund

	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Distributions paid from:
Ordinary Income	$—	$76,115,733	$1,456,487	$470,611
Long-Term Capital Gain	$628,194,268	$346,627,313	$5,444,467	$435,765

		Global Growth and	International
	Multi-Fund Blend	Income Fund	Growth Fund	Global Equity Fund*

	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Distributions paid from:
Ordinary Income	$—	$2,300,364	$2,316,650	$18,880
Long-Term Capital Gain	$—	$25,254,024	$36	$—

		Market Neutral		Total Return
	Convertible Fund	Income Fund	High Yield Fund	Bond Fund*

	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Distributions paid from:
Ordinary Income	$28,930,951	$35,909,835	$13,950,596	$551,079
Long-Term Capital Gain	$89,038,479	$—	$1,010,900	$—

*	Global Equity Fund, and Total Return Bond Fund commenced operations on March 1, 2007 and June 27, 2007 respectively.
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Growth	Growth and	Value	Blue Chip
	Fund	Income Fund	Fund	Fund

Undistributed ordinary income	$—	$23,379,864	$701,396	$123,356
Undistributed capital gains	1,892,601,626	445,262,001	7,956,807	10,034,720

Total undistributed earnings	1,892,601,626	468,641,865	8,658,203	10,158,076
Accumulated capital and other losses	0	—	—	—
Net unrealized gain/(losses)	5,973,234,092	1,370,096,139	29,651,850	37,716,037

Total accumulated earnings/(losses)	7,865,835,718	1,838,738,004	38,310,053	47,874,113
Other	(251,257)	(110,647)	(33,200)	(33,236)
Paid-in capital	9,628,130,431	4,761,400,067	93,369,021	118,095,519

	$17,493,714,892	$6,600,027,424	$131,645,874	$165,936,396

		Global Growth	International
	Multi-Fund	and Income	Growth	Global Equity
	Blend	Fund	Fund	Fund

Undistributed ordinary income	$39,792	$—	$2,108,747	$—
Undistributed capital gains	282,550	76,973,306	18,205,820	—

Total undistributed earnings	322,342	76,973,306	20,314,567	—
Accumulated capital and other losses	—	—	—	—
Net unrealized gain/(losses)	5,455,160	307,095,003	171,693,183	12,352,532

Total accumulated earnings/(losses)	5,777,502	384,068,309	192,007,750	12,352,532
Other	(8,472)	(42,380)	(63,549)	(7,132)

Paid-in capital	29,925,746	994,778,225	373,901,578	42,596,787

	$35,694,776	$1,378,804,154	$565,845,779	$54,942,187

Notes to Financial Statements     SEMIANNUAL REPORT     123

Notes to Financial Statements (unaudited)

	Convertible	Market Neutral	High Yield	Total Return
	Fund	Income Fund	Fund	Bond Fund

Undistributed ordinary income	$12,628,213	$21,729,883	$4,633,415	$487,753
Undistributed capital gains	2,096,450	—	4,754,782	—

Total undistributed earnings	14,724,663	21,729,883	9,388,197	487,753
Accumulated capital and other losses	—	(21,155,610)	—	—
Net unrealized gain/(losses)	97,973,026	30,789,698	10,736,386	286,081

Total accumulated earnings/(losses)	112,697,689	31,363,971	20,124,583	773,834
Other	(44,305)	(42,408)	(35,870)	(5,438)
Paid-in capital	600,428,180	1,517,075,999	252,123,837	77,068,577

	$713,081,564	$1,548,397,562	$272,212,550	$77,836,973

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. For the fiscal year ended October 31, 2007, the Growth Fund, International Growth Fund, and Market Neutral Income Fund utilized capital loss carryforwards of $26,589,503, $4,940,233, and $9,706,562 respectively.
As of October 31, 2007, the Funds had capital loss carryforwards which, if not used, will expire as follows:

Growth and
	Growth	Income	Value	Blue Chip	Multi-Fund
	Fund	Fund	Fund	Fund	Blend

2012	$—	$—	$—	$—	$—
2013	—	—	—	—	—
2014	—	—	—	—	—

	Global Growth	International			Market
	and Income	Growth	Global Equity	Convertible	Neutral
	Fund	Fund	Fund	Fund	Income Fund

2012	$—	$—	$—	$—	$—
2013	—	—	—	—	(6,141,405)
2014	—	—	—	—	(13,706,083)

				High Yield	Total Return
				Fund	Bond Fund

2012				$—	$—
2013				—	—
2014				—	—
NOTE 5 – SHORT SALES
Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns
124     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)
interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.
NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at April 30, 2008, were multinational banks.
NOTE 7 – SYNTHETIC CONVERTIBLE SECURITIES
The Funds may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Funds may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 8 – WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.
At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of
Notes to Financial Statements     SEMIANNUAL REPORT     125

Notes to Financial Statements (unaudited)
the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.
NOTE 9 – OPTIONS TRANSACTIONS
The Funds may engage in options transactions and in doing so achieve the similar objectives to what they would achieve through the sale or purchase of individual securities. For the period ended April 30, 2008, the Market Neutral Income Fund and High Yield Fund had the following transactions in options written:

	Market Neutral Income Fund		High Yield Fund
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at October 31, 2007	4,260	$20,297,689	—	$—
Options written	33,210	89,419,644	1,800	707,966
Options closed	(30,370)	(89,677,190)	(425)	(143,648)
Options exercised	(14)	(1,708)	—	—

Options outstanding at April 30, 2008	7,086	$20,038,435	1,375	$564,318
NOTE 10 – SECURITIES LENDING
The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At April 30, 2008, the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Global Growth and Income Fund, Convertible Fund, and High Yield Fund had securities valued at $2,980,328,960; $467,182,157; $16,847,380; $17,286,706; $77,680,801; $83,973,514; $18,438,987, respectively, on loan to broker-dealers and banks and had $3,062,852,000; $479,328,000; $17,269,000; $17,684,000; $80,246,000; $86,397,000; $19,552,000, respectively, in cash or cash equivalent collateral.
NOTE 11 – REDEMPTION FEE
Prior to March 1, 2008, a redemption of Class A, Class B, Class C and Class I shares of a Fund (except shares purchased with reinvested dividends or distributions) held for seven days or less may have been subject to a redemption fee of 2% of the redemption proceeds that were to be deducted from those proceeds. If the shares redeemed were purchased on different days, the shares held shortest were redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is
126     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)
not a sales charge; it is retained by the respective Fund and reflected as an addition to paid in capital and does not benefit Calamos Advisors or any other third party. For financial statement purposes and Note 13, such fees are netted with dollars paid for shares redeemed. The redemption fee is not disclosed separately in the Financial Highlights as the impact to all Funds as of April 30, 2008, was less than $0.01 per share. For the period ended April 30, 2008, redemption fees of $30,047; $5,746; $12; $96; $1,055; $1,609; $1,484; $29; $5,362; $977; and $72, were collected by the Growth Fund, Growth and Income Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, Global Growth and Income Fund, International Growth Fund, Convertible Fund, Market Neutral Income Fund, High Yield Fund and Total Return Bond Fund, respectively.
NOTE 12 – STRUCTURED EQUITY LINKED SECURITIES
The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statements of Operations.
Notes to Financial Statements     SEMIANNUAL REPORT     127

Notes to Financial Statements (unaudited)
NOTE 13 — CAPITAL SHARE TRANSACTIONS
The following table summarizes the activity in capital shares of the Funds:
For the Six Months Ended April 30, 2008

			Growth and
	Growth Fund		Income Fund		Value Fund		Blue Chip Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	21,791,559	$1,201,250,990	9,431,521	$287,002,972	254,223	$3,164,152	636,070	$7,991,336
Shares issued in reinvestment of distributions	20,507,949	1,168,612,506	6,828,723	217,143,696	337,811	4,423,975	467,809	6,186,733
Less shares redeemed	(31,984,481)	(1,773,551,351)	(14,322,605)	(431,223,779)	(542,200)	(6,930,795)	(483,534)	(6,057,037)

Net Increase (decrease)	10,315,027	$596,312,145	1,937,639	$72,922,889	49,834	$657,332	620,345	$8,121,032

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	761,275	$43,010,440	615,237	$21,329,258	20,304	$240,497	30,608	$380,069
Shares issued in reinvestment of distributions	2,115,715	122,698,588	965,946	34,634,195	46,140	575,331	30,089	387,251
Less shares redeemed	(1,788,338)	(98,124,981)	(1,771,106)	(60,285,505)	(133,435)	(1,596,007)	(84,237)	(1,035,120)

Net Increase (decrease)	1,088,652	$67,584,047	(189,923)	$(4,322,052)	(66,991)	$(780,179)	(23,540)	$(267,800)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,753,147	$297,657,433	4,404,047	$136,297,016	31,834	$390,609	96,390	$1,191,707
Shares issued in reinvestment of distributions	5,888,206	312,510,081	3,636,666	116,351,898	60,668	756,483	45,907	590,827
Less shares redeemed	(5,942,041)	(297,703,520)	(6,742,639)	(203,548,445)	(192,199)	(2,290,238)	(164,024)	(1,982,010)

Net Increase (decrease)	5,699,312	$312,463,994	1,298,074	$49,100,469	(99,697)	$(1,143,146)	(21,727)	$(199,476)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	3,447,892	$212,608,256	174,158	$5,029,814	353,596	$4,538,984	91,277	$1,158,216
Shares issued in reinvestment of distributions	330,230	20,334,635	415,495	12,933,512	97,300	1,296,511	167,661	2,232,893
Less shares redeemed	(1,036,143)	(61,133,637)	(704,965)	(20,236,513)	(154,708)	(1,925,699)	(93,804)	(1,186,046)

Net Increase (decrease)	2,741,979	$171,809,254	(115,312)	$(2,273,187)	296,188	$3,909,796	165,134	$2,205,063

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	4,756	$255,691	12,160	$357,228	—	$—	—	$—
Shares issued in reinvestment of distributions	769	43,721	269	8,525	568	7,431	538	7,103
Less shares redeemed	(524)	(27,359)	(489)	(14,198)	—	—	—	—

Net Increase (decrease)	5,001	$272,053	11,940	$351,555	568	$7,431	538	$7,103

Total Increase (decrease)	19,849,971	$1,148,441,493	2,942,418	$115,779,674	179,902	$2,651,234	740,750	$9,865,922

128     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)

			Global Growth and		International
	Multi-Fund Blend		Income Fund		Growth Fund		Global Equity Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	718,733	$8,639,180	11,740,655	$129,337,211	3,057,925	$49,749,659	682,728	$8,184,049
Shares issued in reinvestment of distributions	17,833	221,955	2,584,090	29,606,011	513,228	8,681,480	—	—
Less shares redeemed	(444,886)	(5,264,295)	(9,160,417)	(97,569,493)	(1,667,887)	(26,172,087)	(264,679)	(3,038,858)

Net Increase (decrease)	291,680	$3,596,840	5,164,328	$61,373,729	1,903,266	$32,259,052	418,049	$5,145,191

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	46,609	$543,851	1,163,538	$13,000,216	208,021	$3,320,253	39,309	$455,725
Shares issued in reinvestment of distributions	2,285	27,863	323,926	3,824,508	61,571	1,027,014	—	—
Less shares redeemed	(60,437)	(680,493)	(977,737)	(11,085,240)	(202,159)	(3,119,039)	(12,165)	(140,459)

Net Increase (decrease)	(11,543)	$(108,779)	509,727	$5,739,484	67,433	$1,228,228	27,144	$315,266

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	177,344	$2,128,645	6,631,476	$70,727,560	893,824	$14,492,223	299,995	$3,507,510
Shares issued in reinvestment of distributions	6,332	77,191	1,528,208	16,958,006	129,360	2,155,140	—	—
Less shares redeemed	(176,844)	(2,045,631)	(3,353,202)	(34,667,937)	(473,658)	(7,314,246)	(35,354)	(407,206)

Net Increase (decrease)	6,832	$160,205	4,806,482	$53,017,629	549,526	$9,333,117	264,641	$3,100,304

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,339	$62,582	3,395,522	$39,201,163	167,378	$2,665,264	23,786	$272,429
Shares issued in reinvestment of distributions	121	1,501	1,086,910	12,572,309	350,194	5,939,315	—	—
Less shares redeemed	(3,670)	(46,693)	(554,850)	(6,006,121)	(106,141)	(1,678,986)	(5,727)	(64,269)

Net Increase (decrease)	1,790	$17,390	3,927,582	$45,767,351	411,431	$6,925,593	18,059	$208,160

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	18,340	$193,300	34,030	$495,474	—	$—
Shares issued in reinvestment of distributions	99	1,227	598	6,835	274	4,629	—	—
Less shares redeemed	—	—	—	—	(34,025)	(514,458)	—	—
Net Increase (decrease)	99	$1,227	18,938	$200,135	279	$(14,355)	—	$—

Total Increase (decrease)	288,858	$3,666,883	14,427,057	$166,098,328	2,931,935	$49,731,635	727,893	$8,768,921

Notes to Financial Statements     SEMIANNUAL REPORT     129

Notes to Financial Statements (unaudited)

			Market Neutral				Total Return
	Convertible Fund		Income Fund		High Yield Fund		Bond Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	175,340	$3,377,204	25,668,966	$329,191,909	2,542,797	$25,976,171	1,093,337	$11,385,946
Shares issued in reinvestment of distributions	288,404	5,187,133	1,657,192	21,364,702	741,164	7,547,569	95,839	995,069
Less shares redeemed	(1,318,424)	(25,375,865)	(16,784,358)	(214,538,739)	(7,057,750)	(73,708,141)	(180,690)	(1,879,933)

Net Increase (decrease)	(854,680)	$(16,811,528)	10,541,800	$136,017,872	(3,773,789)	$(40,184,401)	1,008,486	$10,501,082

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	25,427	$592,858	811,025	$10,914,824	96,694	$1,007,296	598,590	$6,243,585
Shares issued in reinvestment of distributions	64,975	1,678,410	51,184	691,055	77,595	816,527	5,345	55,569
Less shares redeemed	(633,409)	(14,267,878)	(577,135)	(7,730,631)	(425,073)	(4,430,796)	(85,035)	(886,278)

Net Increase (decrease)	(543,007)	$(11,996,610)	285,074	$3,875,248	(250,784)	$(2,606,973)	518,900	$5,412,876

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	96,531	$1,923,296	6,869,877	$89,541,852	308,091	$3,182,269	719,651	$7,497,022
Shares issued in reinvestment of distributions	177,815	3,895,410	456,411	5,974,083	136,991	1,433,195	5,128	53,381
Less shares redeemed	(1,041,590)	(20,157,370)	(4,822,908)	(62,480,145)	(618,436)	(6,408,786)	(79,879)	(833,333)

Net Increase (decrease)	(767,244)	$(14,338,664)	2,503,380	$33,035,790	(173,354)	$(1,793,322)	644,900	$6,717,070

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	18,057	$334,296	231,202	$2,925,762	20,421	$205,684	10,919	$112,120
Shares issued in reinvestment of distributions	11,679	243,109	47,718	609,999	39,710	403,441	82,604	857,250
Less shares redeemed	(41,540)	(755,149)	(107,607)	(1,355,445)	(273,555)	(2,892,722)	(5)	(50)

Net Increase (decrease)	(11,804)	$(177,744)	171,313	$2,180,316	(213,424)	$(2,283,597)	93,518	$969,320

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	—	$—	—	$—	—	$—	—	$—
Shares issued in reinvestment of distributions	144	3,014	194	2,500	593	6,029	2,285	23,710
Less shares redeemed	—	—	—	—	—	—	—	—

Net Increase (decrease)	144	$3,014	194	$2,500	593	$6,029	2,285	$23,710

Total Increase (decrease)	(2,176,591)	$(43,321,532)	13,501,761	$175,111,726	(4,410,758)	$(46,862,264)	2,268,089	$23,624,058

130     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)
The following table summarizes the activity in capital shares of the Funds:
For the Fiscal Period Ended October 31, 2007

			Growth and
	Growth Fund		Income Fund		Value Fund		Blue Chip Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	32,352,756	$1,904,834,322	16,999,710	$552,210,009	745,595	$10,204,684	1,379,897	$18,455,330
Shares issued in reinvestment of distributions	7,321,281	396,374,146	6,478,706	205,418,058	334,665	4,447,704	45,888	595,875
Less shares redeemed	(96,096,679)	(5,507,704,245)	(35,553,856)	(1,153,857,773)	(3,270,820)	(45,213,180)	(2,374,598)	(32,388,507)

Increase (decrease)	(56,422,642)	$(3,206,495,777)	(12,075,440)	$(396,229,706)	(2,190,560)	$(30,560,792)	(948,813)	$(13,337,302)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	966,962	$57,626,202	1,185,270	$42,638,441	268,051	$3,487,128	149,320	$1,931,800
Shares issued in reinvestment of distributions	667,778	36,994,907	813,440	28,694,292	33,815	432,150	1,257	15,860
Less shares redeemed	(4,783,863)	(278,994,188)	(3,814,973)	(139,058,373)	(280,283)	(3,686,462)	(189,817)	(2,511,551)

Increase (decrease)	(3,149,123)	$(184,373,079)	(1,816,263)	$(67,725,640)	21,583	$232,816	(39,240)	$(563,891)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,559,201	$360,232,008	7,514,981	$244,713,415	187,556	$2,437,078	224,018	$2,910,121
Shares issued in reinvestment of distributions	1,905,971	97,681,048	2,939,304	93,470,289	53,549	683,815	2,165	27,324
Less shares redeemed	(21,994,228)	(1,177,377,808)	(14,425,427)	(472,401,823)	(405,895)	(5,346,673)	(385,452)	(5,045,384)

Increase (decrease)	(13,529,056)	$(719,464,752)	(3,971,142)	$(134,218,119)	(164,790)	$(2,225,780)	(159,269)	$(2,107,939)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,460,656	$156,492,892	671,656	$21,973,662	1,561,852	$21,967,204	847,528	$11,926,169
Shares issued in reinvestment of distributions	77,686	4,494,153	336,918	10,486,601	18,030	243,047	14,308	187,208
Less shares redeemed	(1,917,689)	(118,535,110)	(832,125)	(26,128,727)	(98,174)	(1,375,569)	(19,623)	(277,290)

Increase (decrease)	620,653	$42,451,935	176,449	$6,331,536	1,481,708	$20,834,682	842,213	$11,836,087

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,827	$362,946	3,193	$100,000	7,587	$100,000	7,813	$100,000
Shares issued in reinvestment of distributions	—	—	28	938	—	—	—	—
Less shares redeemed	(65)	(4,518)	—	—	—	—	—	—

Increase (decrease)	5,762	$358,428	3,221	$100,938	7,587	$100,000	7,813	$100,000

Total increase (decrease)	(72,474,406)	$(4,067,523,245)	(17,683,175)	$(591,740,991)	(844,472)	$(11,619,074)	(297,296)	$(4,073,045)

Notes to Financial Statements     SEMIANNUAL REPORT     131

Notes to Financial Statements (unaudited)

			Global Growth and		International
	Multi-Fund Blend		Income Fund		Growth Fund		Global Equity Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,319,264	$15,250,603	18,835,951	$209,940,713	4,650,316	$72,939,712	3,446,892	$35,759,393
Shares issued in reinvestment of distributions	—	—	1,176,793	12,261,558	73,269	1,023,033	—	—
Less shares redeemed	(263,688)	(3,138,185)	(14,237,781)	(160,256,334)	(2,858,077)	(44,145,493)	(313,802)	(3,670,115)

Increase (decrease)	1,055,576	$12,112,418	5,774,963	$61,945,937	1,865,508	$29,817,252	3,133,090	$32,089,278

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	331,931	$3,806,796	2,933,044	$33,448,076	1,107,519	$16,708,852	203,124	$2,182,404
Shares issued in reinvestment of distributions	—	—	127,961	1,381,895	3,753	50,407	—	—
Less shares redeemed	(39,041)	(454,145)	(1,223,234)	(14,098,374)	(415,089)	(6,273,529)	(13,812)	(158,331)

Increase (decrease)	292,890	$3,352,651	1,837,771	$20,731,597	696,183	$10,485,730	189,312	$2,024,073

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	880,714	$10,129,774	13,031,385	$141,332,052	1,566,210	$24,666,253	247,201	$2,809,611
Shares issued in reinvestment of distributions	—	—	585,578	5,960,568	9,428	126,422	—	—
Less shares redeemed	(191,987)	(2,284,119)	(5,743,893)	(62,619,294)	(791,588)	(11,967,456)	(3,270)	(37,244)

Increase (decrease)	688,727	$7,845,655	7,873,070	$84,673,326	784,050	$12,825,219	243,931	$2,772,367

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	15,684	$185,739	14,156,153	$161,159,652	3,815,376	$64,516,087	425,466	$4,789,104
Shares issued in reinvestment of distributions	—	—	109,383	1,146,304	38,557	542,402	—	—
Less shares redeemed	(8,819)	(108,222)	(443,242)	(5,521,056)	(54,005)	(878,878)	(986)	(11,803)

Increase (decrease)	6,865	$77,517	13,822,294	$156,784,900	3,799,928	$64,179,611	424,480	$4,777,301

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,977	$100,000	9,407	$100,000	7,104	$101,000	100,000	$1,000,000
Shares issued in reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(57)	(1,030)	—	—

Increase (decrease)	8,977	$100,000	9,407	$100,000	7,047	$99,970	100,000	$1,000,000

Total increase (decrease)	2,053,035	$23,488,241	29,317,505	$324,235,760	7,152,716	$117,407,782	4,090,813	$42,663,019

132     SEMIANNUAL REPORT     Notes to Financial Statements

Notes to Financial Statements (unaudited)

			Market Neutral				Total Return
	Convertible Fund		Income Fund		High Yield Fund		Bond Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	464,035	$9,000,659	52,677,509	$682,616,429	11,613,175	$126,678,590	3,826,774	$38,621,538
Shares issued in reinvestment of distributions	1,334,317	25,763,754	1,473,702	19,013,735	788,450	8,464,773	39,157	397,031
Less shares redeemed	(5,317,876)	(103,808,009)	(16,989,549)	(220,252,441)	(9,109,715)	(98,449,563)	(1,910)	(19,171)

Increase (decrease)	(3,519,524)	$(69,043,596)	37,161,662	$481,377,723	3,291,910	$36,693,800	3,864,021	$38,999,398

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	143,494	$3,216,473	1,427,182	$19,281,210	517,557	$5,760,688	192,198	$1,945,459
Shares issued in reinvestment of distributions	285,974	6,419,040	57,384	770,889	85,537	945,066	1,292	13,105
Less shares redeemed	(1,761,980)	(40,144,352)	(1,196,289)	(16,174,877)	(1,182,573)	(13,095,706)	—	—

Increase (decrease)	(1,332,512)	$(30,508,839)	288,277	$3,877,222	(579,479)	$(6,389,952)	193,490	$1,958,564

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	444,565	$8,601,872	15,625,302	$204,770,164	779,577	$8,639,273	152,789	$1,538,195
Shares issued in reinvestment of distributions	782,737	15,149,618	411,596	5,375,193	160,227	1,761,136	1,265	12,831
Less shares redeemed	(3,845,229)	(75,255,421)	(5,975,329)	(78,452,107)	(2,152,985)	(23,725,437)	(5,028)	(51,130)

Increase (decrease)	(2,617,927)	$(51,503,931)	10,061,569	$131,693,250	(1,213,181)	$(13,325,028)	149,026	$1,499,896

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	175,958	$3,302,144	897,383	$11,527,217	660,522	$7,134,623	3,278,740	$33,485,072
Shares issued in reinvestment of distributions	32,223	590,956	51,818	662,923	24,348	261,120	10,953	111,651
Less shares redeemed	(414,708)	(7,759,023)	(200,025)	(2,570,535)	(82,974)	(894,708)	—	—

Increase (decrease)	(206,527)	$(3,865,923)	749,176	$9,619,605	601,896	$6,501,035	3,289,693	$33,596,723

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,252	$100,000	7,788	$100,000	9,225	$100,000	100,000	$1,000,000
Shares issued in reinvestment of distributions	149	2,943	136	1,765	336	3,610	1,380	13,996
Less shares redeemed	—	—	—	—	—	—	—	—

Increase (decrease)	5,401	$102,943	7,924	$101,765	9,561	$103,610	101,380	$1,013,996

Total increase (decrease)	(7,671,089)	$(154,819,346)	48,268,608	$626,669,565	2,110,707	$23,583,465	7,597,610	$77,068,577

Notes to Financial Statements     SEMIANNUAL REPORT     133

Calamos Growth Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$70.29	$55.12	$58.31	$49.90	$47.62	$31.68	$37.64
Income from investment operations:
Net investment income (loss)#	(0.15)	(0.35)	(0.23)	(0.30)	(0.36)	(0.14)	(0.37)
Net realized and unrealized gain (loss) on investments	(7.53)	17.49	(2.96)	11.05	2.78	16.08	(5.59)

Total from investment operations	(7.68)	17.14	(3.19)	10.75	2.42	15.94	(5.96)

Distributions
Dividends from net investment income	—	—	—	—	—	—	—
Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Net asset value, end of period	$55.05	$70.29	$55.12	$58.31	$49.90	$47.62	$31.68
Ratios and supplemental data:
Total Return (a)	(11.28%)	32.15%	(5.47%)	21.96%	5.08%	50.32%	(15.84%)
Net assets, end of period (000)	$10,020,004	$12,068,660	$12,573,503	$14,242,247	$10,161,403	$5,789,210	$1,768,431
Ratio of net expenses to average net assets	1.21%*	1.20%	1.19%*	1.20%	1.23%	1.31%	1.40%
Ratio of net investment income (loss) to average net assets	(0.54%)*	(0.61%)	(0.71%)*	(0.55%)	(0.74%)	(0.96%)	(1.12%)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%*	1.21%	1.19%*	1.20%	1.23%	1.31%	1.40%

	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Portfolio Turnover Rate	32.2%	75.8%	41.2%	74.7%	63.1%	53.7%	60.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
134     SEMIANNUAL REPORT     Financial Highlights

Calamos Growth Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$71.41	$56.37	$59.91	$51.59	$49.59	$33.24	$39.79
Income from investment operations:
Net investment income (loss)#	(0.36)	(0.80)	(0.48)	(0.72)	(0.75)	(0.32)	(0.65)
Net realized and unrealized gain (loss) on investments	(7.66)	17.81	(3.06)	11.38	2.89	16.67	(5.90)

Total from investment operations	(8.02)	17.01	(3.54)	10.66	2.14	16.35	(6.55)

Distributions:
Dividends from net investment income	—	—	—	—	—	—	—
Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Net asset value, end of period	$55.83	$71.41	$56.37	$59.91	$51.59	$49.59	$33.24
Ratios and supplemental data:
Total Return (a)	(11.62%)	31.18%	(5.91%)	21.05%	4.31%	49.19%	(16.46%)
Net assets, end of period (000)	$1,152,904	$1,396,806	$1,280,227	$1,424,960	$1,110,017	$749,897	$250,121
Ratio of net expenses to average net assets	1.96%*	1.95%	1.94%*	1.95%	1.98%	2.06%	2.15%
Ratio of net investment income (loss) to average net assets	(1.29%)*	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)	(1.87%)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%*	1.96%	1.94%*	1.95%	1.98%	2.06%	2.15%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$66.05	$52.29	$55.57	$48.00	$46.15	$30.94	$37.03
Income from investment operations:
Net investment income (loss)#	(0.33)	(0.74)	(0.44)	(0.67)	(0.69)	(0.28)	(0.61)
Net realized and unrealized gain (loss) on investments	(7.06)	16.47	(2.84)	10.58	2.68	15.49	(5.48)

Total from investment operations	(7.39)	15.73	(3.28)	9.91	1.99	15.21	(6.09)

Distributions:
Dividends from net investment income	—	—	—	—	—	—	—
Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Net asset value, end of period	$51.10	$66.05	$52.29	$55.57	$48.00	$46.15	$30.94
Ratios and supplemental data:
Total Return (a)	(11.61%)	31.16%	(5.90%)	21.06%	4.31%	49.16%	(16.45%)
Net assets, end of period (000)	$3,232,126	$3,801,620	$3,716,923	$4,152,698	$3,038,513	$1,882,171	$585,040
Ratio of net expenses to average net assets	1.96%*	1.95%	1.94%*	1.95%	1.98%	2.06%	2.15%
Ratio of net investment income (loss) to average net assets	(1.29%)*	(1.36%)	(1.46%)*	(1.30%)	(1.49%)	(1.71%)	(1.87%)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%*	1.96%	1.94%*	1.95%	1.98%	2.06%	2.15%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
Financial Highlights     SEMIANNUAL REPORT     135

Calamos Growth Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$75.28	$58.75	$62.06	$52.85	$50.30	$33.38	$39.56
Income from investment operations:
Net investment income (loss)#	(0.09)	(0.23)	(0.16)	(0.17)	(0.25)	(0.13)	(0.30)
Net realized and unrealized gain (loss) on investments	(8.08)	18.73	(3.15)	11.72	2.94	17.05	(5.88)

Total from investment operations	(8.17)	18.50	(3.31)	11.55	2.69	16.92	(6.18)

Distributions:
Dividends from net investment income	—	—	—	—	—	—	—
Dividends from net realized gains	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Total distributions	(7.56)	(1.97)	—	(2.34)	(0.14)	—	—
Net asset value, end of period	$59.55	$75.28	$58.75	$62.06	$52.85	$50.30	$33.38
Ratios and supplemental data:
Total Return (a)	(11.18%)	32.49%	(5.33%)	22.25%	5.35%	50.69%	(15.62%)
Net assets, end of period (000)	$342,260	$226,225	$140,089	$198,409	$156,641	$123,933	$45,620
Ratio of net expenses to average net assets	0.96%*	0.95%	0.94%*	0.95%	0.98%	1.06%	1.15%
Ratio of net investment income (loss) to average net assets	(0.29%)*	(0.36%)	(0.46%)*	(0.30%)	(0.49%)	(0.71%)	(0.87%)
Ratio of gross expenses to average net assets prior to expense reductions	0.96%*	0.96%	0.94%*	0.95%	0.98%	1.06%	1.15%

	CLASS R
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$70.16	$53.60
Income from investment operations:
Net investment income (loss)#	(0.21)	(0.36)
Net realized and unrealized gain (loss) on investments	(7.52)	16.92

Total from investment operations	(7.73)	16.56

Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(7.56)	—
Total distributions	(7.56)	—
Net asset value, end of period	$54.87	$70.16
Ratios and supplemental data:
Total Return (a)	(11.39%)	30.90%
Net assets, end of period (000)	$591	$404
Ratio of net expenses to average net assets	1.46%*	1.45%*
Ratio of net investment income (loss) to average net assets	(0.79%)*	(0.86%)*
Ratio of gross expenses to average net assets prior to expense reductions	1.46%*	1.46%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
136     SEMIANNUAL REPORT     Financial Highlights

Calamos Growth and Income Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$35.83	$32.71	$32.64	$29.40	$28.71	$22.30	$23.95
Income from investment operations:
Net investment income (loss)	0.16 #	0.32	0.27	0.42	0.40	0.34	0.66
Net realized and unrealized gain (loss) on investments	(3.55)	5.04	0.25	4.18	0.85	6.48	(1.83)

Total from investment operations	(3.39)	5.36	0.52	4.60	1.25	6.82	(1.17)

Distributions:
Dividends from net investment income	(0.19)	(0.50)	(0.45)	(0.60)	(0.40)	(0.41)	(0.48)
Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—	—
Total distributions	(2.65)	(2.24)	(0.45)	(1.36)	(0.56)	(0.41)	(0.48)
Net asset value, end of period	$29.79	$35.83	$32.71	$32.64	$29.40	$28.71	$22.30
Ratios and supplemental data:
Total Return (a)	(9.88%)	17.38%	1.66%	16.01%	4.40%	30.74%	(4.86%)
Net assets, end of period (000)	$2,918,359	$3,441,626	$3,536,121	$3,352,933	$2,580,205	$2,031,032	$609,838
Ratio of net expenses to average net assets	1.06%*	1.06%	1.05%*	1.06%	1.08%	1.14%	1.25%
Ratio of net investment income (loss) to average net assets	1.09%*	1.16%	1.35%*	1.31%	1.42%	1.63%	3.31%
Ratio of gross expenses to average net assets prior to expense reductions	1.07%*	1.06%	1.05%*	1.06%	1.08%	1.14%	1.25%

	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Portfolio Turnover Rate	41.8%	66.0%	42.2%	65.4%	65.0%	50.0%	27.1%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
Financial Highlights     SEMIANNUAL REPORT     137

Calamos Growth and Income Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$40.09	$36.32	$36.15	$32.42	$31.66	$24.57	$26.36
Income from investment operations:
Net investment income (loss)	0.06 #	0.12	0.12	0.19	0.19	0.16	0.54
Net realized and unrealized gain (loss) on investments	(4.01)	5.60	0.30	4.64	0.95	7.14	(2.01)

Total from investment operations	(3.95)	5.72	0.42	4.83	1.14	7.30	(1.47)

Distributions:
Dividends from net investment income	(0.12)	(0.21)	(0.25)	(0.34)	(0.22)	(0.21)	(0.32)
Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—	—
Total distributions	(2.58)	(1.95)	(0.25)	(1.10)	(0.38)	(0.21)	(0.32)
Net asset value, end of period	$33.56	$40.09	$36.32	$36.15	$32.42	$31.66	$24.57
Ratios and supplemental data:
Total return (a)	(10.25%)	16.53%	1.21%	15.15%	3.62%	29.78%	(5.56%)
Net assets, end of period (000)	$613,013	$739,884	$736,256	$742,721	$639,253	$541,360	$212,764
Ratio of net expenses to average net assets	1.81%*	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%
Ratio of net investment income (loss) to average net assets	0.34%*	0.41%	0.60%*	0.56%	0.67%	0.88%	2.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.82%*	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$36.05	$32.89	$32.78	$29.53	$28.90	$22.47	$24.16
Income from investment operations:
Net investment income (loss)	0.05 #	0.10	0.13	0.20	0.19	0.17	0.51
Net realized and unrealized gain (loss) on investments	(3.59)	5.05	0.26	4.19	0.84	6.50	(1.86)

Total from investment operations	(3.54)	5.15	0.39	4.39	1.03	6.67	(1.35)

Distributions:
Dividends from net investment income	(0.13)	(0.25)	(0.28)	(0.38)	(0.24)	(0.24)	(0.34)
Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—	—
Total distributions	(2.59)	(1.99)	(0.28)	(1.14)	(0.40)	(0.24)	(0.34)
Net asset value, end of period	$29.92	$36.05	$32.89	$32.78	$29.53	$28.90	$22.47
Ratios and supplemental data:
Total return (a)	(10.26%)	16.53%	1.20%	15.16%	3.59%	29.77%	(5.57%)
Net assets, end of period (000)	$1,902,171	$2,244,752	$2,178,512	$2,095,534	$1,615,096	$1,260,818	$386,101
Ratio of net expenses to average net assets	1.81%*	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%
Ratio of net investment income (loss) to average net assets	0.34%*	0.41%	0.60%*	0.56%	0.67%	0.88%	2.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.82%*	1.81%	1.80%*	1.81%	1.83%	1.89%	2.00%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
138     SEMIANNUAL REPORT     Financial Highlights

Calamos Growth and Income Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$35.13	$32.11	$32.06	$28.90	$28.21	$21.91	$23.54
Income from investment operations:
Net investment income (loss)	0.20 #	0.46	0.32	0.51	0.45	0.44	0.65
Net realized and unrealized gain (loss) on investments	(3.49)	4.88	0.24	4.08	0.85	6.33	(1.75)

Total from investment operations	(3.29)	5.34	0.56	4.59	1.30	6.77	(1.10)

Distributions:
Dividends from net investment income	(0.21)	(0.58)	(0.51)	(0.67)	(0.45)	(0.47)	(0.53)
Dividends from net realized gains	(2.46)	(1.74)	—	(0.76)	(0.16)	—	—
Total distributions	(2.67)	(2.32)	(0.51)	(1.43)	(0.61)	(0.47)	(0.53)
Net asset value, end of period	$29.17	$35.13	$32.11	$32.06	$28.90	$28.21	$21.91
Ratios and supplemental data:
Total return (a)	(9.79%)	17.70%	1.78%	16.33%	4.67%	31.06%	(4.65%)
Net assets, end of period (000)	$140,816	$173,650	$153,049	$142,702	$82,793	$44,192	$15,670
Ratio of net expenses to average net assets	0.81%*	0.81%	0.80%*	0.81%	0.83%	0.89%	1.00%
Ratio of net investment income (loss) to average net assets	1.34%*	1.41%	1.60%*	1.56%	1.67%	1.88%	3.56%
Ratio of gross expenses to average net assets prior to expense reductions	0.82%*	0.81%	0.80%*	0.81%	0.83%	0.89%	1.00%

	CLASS R
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$35.80	$31.32
Income from investment operations:
Net investment income (loss)	0.12 #	0.20
Net realized and unrealized gain (loss) on investments	(3.56)	4.57

Total from investment operations	(3.44)	4.77

Distributions:
Dividends from net investment income	(0.17)	(0.29)
Dividends from net realized gains	(2.46)	—
Total distributions	(2.63)	(0.29)
Net asset value, end of period	$29.73	$35.80
Ratios and supplemental data:
Total return (a)	(10.04%)	15.32%
Net assets, end of period (000)	$451	$115
Ratio of net expenses to average net assets	1.31%*	1.31%*
Ratio of net investment income (loss) to average net assets	0.84%*	0.91%*
Ratio of gross expenses to average net assets prior to expense reductions	1.32%*	1.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     139

Calamos Value Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,		Year Ended March 31,

	2008	2007	2006		2006	2005	2004	2003
Net asset value, beginning of period	$14.68	$13.63	$13.03		$12.01	$11.27	$7.70	$9.89
Income from investment operations:
Net investment income (loss)	0.00 #*	0.01 #	(0.00)	#*	0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.44)	1.73	0.60		1.51	0.72	3.59	(2.18)

Total from investment operations	(1.44)	1.74	0.60		1.52	0.74	3.57	(2.19)

Distributions:
Dividends from net investment income	(0.08)	—	—		—	—	—	—
Dividends from net realized gains	(0.90)	(0.69)	—		(0.50)	—	—	—
Total distributions	(0.98)	(0.69)	—		(0.50)	—	—	—
Net asset value, end of period	$12.26	$14.68	$13.63		$13.03	$12.01	$11.27	$7.70
Ratios and supplemental data:
Total return (a)	(10.17%)	13.33%	4.60%		12.91%	6.57%	46.36%	(22.14%)
Net assets, end of period (000)	$64,659	$76,676	$101,016		$95,264	$88,040	$40,024	$9,333
Ratio of net expenses to average net assets	1.49%**	1.46%	1.46	%**	1.47%	1.61%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.08%**	0.05%	(0.04	%)**	0.10%	0.07%	(0.40%)	(0.28%)
Ratio of gross expenses to average net assets prior to expense reductions	1.49%**	1.46%	1.46	%**	1.47%	1.61%	2.02%	6.05%

	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Portfolio turnover rate	26.2%	29.6%	35.7%	63.3%	50.3%	24.4%	33.6%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized
140     SEMIANNUAL REPORT     Financial Highlights

Calamos Value Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$14.01	$13.13	$12.61	$11.73	$11.08	$7.63	$9.87
Income from investment operations:
Net investment income (loss)	(0.04) #	(0.09) #	(0.06) #	(0.07)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.37)	1.66	0.58	1.45	0.68	3.47	(2.21)

Total from investment operations	(1.41)	1.57	0.52	1.38	0.65	3.45	(2.24)

Distributions:
Dividends from net investment income	—	—	—	—	—	—	—
Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—	—
Total distributions	(0.90)	(0.69)	—	(0.50)	—	—	—
Net asset value, end of period	$11.70	$14.01	$13.13	$12.61	$11.73	$11.08	$7.63
Ratios and supplemental data:
Total return (a)	(10.44%)	12.50%	4.12%	12.01%	5.87%	45.22%	(22.70%)
Net assets, end of period (000)	$8,286	$10,867	$9,898	$9,205	$7,676	$3,865	$545
Ratio of net expenses to average net assets	2.24%*	2.21%	2.21%*	2.22%	2.36%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	(0.67%) *	(0.70%)	(0.79%) *	(0.65%)	(0.68%)	(1.15%)	(1.03%)
Ratio of gross expenses to average net assets prior to expense reductions	2.24%*	2.21%	2.21%*	2.22%	2.36%	2.77%	6.80%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$14.00	$13.12	$12.60	$11.72	$11.08	$7.63	$9.88
Income from investment operations:
Net investment income (loss)	(0.04) #	(0.09) #	(0.06) #	(0.07)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.37)	1.66	0.58	1.45	0.68	3.46	(2.22)
Total from investment operations	(1.41)	1.57	0.52	1.38	0.64	3.45	(2.25)
Distributions:
Dividends from net investment income	—	—	—	—	—	—	—
Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—	—
Total distributions	(0.90)	(0.69)	—	(0.50)	—	—	—
Net asset value, end of period	$11.69	$14.00	$13.12	$12.60	$11.72	$11.08	$7.63
Ratios and supplemental data:
Total return (a)	(10.45%)	12.51%	4.13%	12.02%	5.78%	45.22%	(22.77%)
Net assets, end of period (000)	$10,824	$14,364	$15,621	$14,999	$12,991	$6,894	$922
Ratio of net expenses to average net assets	2.24%*	2.21%	2.21%*	2.22%	2.36%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	(0.67%) *	(0.70%)	(0.79%) *	(0.65%)	(0.68%)	(1.15%)	(1.03%)
Ratio of gross expenses to average net assets prior to expense reductions	2.24%*	2.21%	2.21%*	2.22%	2.36%	2.77%	6.80%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
Financial Highlights     SEMIANNUAL REPORT     141

Calamos Value Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$14.92	$13.81	$13.18	$12.11	$11.33	$7.72	$9.90
Income from investment operations:
Net investment income (loss)	0.02 #	0.04 #	0.02 #	0.04	0.03	(0.01)	—
Net realized and unrealized gain (loss) on investments	(1.46)	1.76	0.61	1.53	0.75	3.62	(2.18)

Total from investment operations	(1.44)	1.80	0.63	1.57	0.78	3.61	(2.18)

Distributions:
Dividends from net investment income	(0.12)	—	—	—	—	—	—
Dividends from net realized gains	(0.90)	(0.69)	—	(0.50)	—	—	—
Total distributions	(1.02)	(0.69)	—	(0.50)	—	—	—
Net asset value, end of period	$12.46	$14.92	$13.81	$13.18	$12.11	$11.33	$7.72
Ratios and supplemental data:
Total return (a)	(10.01%)	13.60%	4.78%	13.22%	6.88%	46.76%	(22.02%)
Net assets, end of period (000)	$28,424	$29,628	$6,951	$4,120	$3,174	$2,461	$1,336
Ratio of net expenses to average net assets	1.24%*	1.21%	1.21%*	1.22%	1.36%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.33%*	0.30%	0.21%*	0.35%	0.32%	(0.15%)	(0.03%)
Ratio of gross expenses to average net assets prior to expense reductions	1.24%*	1.21%	1.21%*	1.22%	1.36%	1.77%	5.80%

	CLASS R
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,

	2008	2007
Net asset value, beginning of period	$14.66	$13.18
Income from investment operations:
Net investment income (loss)#	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.44)	1.50

Total from investment operations	(1.45)	1.48

Distributions:
Dividends from net investment income	(0.07)	—
Dividends from net realized gains	(0.90)	—
Total distributions	(0.97)	—
Net asset value, end of period	$12.24	$14.66
Ratios and supplemental data:
Total return (a)	(10.26%)	11.23%
Net assets, end of period (000)	$100	$111
Ratio of net expenses to average net assets	1.74%*	1.71%*
Ratio of net investment income (loss) to average net assets	(0.17%)*	(0.20%)*
Ratio of gross expenses to average net assets prior to expense reductions	1.74%*	1.71%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
142     SEMIANNUAL REPORT     Financial Highlights

Calamos Blue Chip Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,			December 1,
	Six Months	Year	2006			2003^
	Ended	Ended	through			through
	April 30,	October 31,	October 31,	Year Ended March 31,		March 31,
	2008	2007	2006	2006	2005	2004
Net asset value, beginning of period	$14.82	$12.75	$12.12	$10.91	$10.27	$10.00
Income from investment operations:
Net investment income (loss)	0.02 #	0.04 #	0.02	0.02	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(1.38)	2.11	0.61	1.19	0.63	0.28

Total from investment operations	(1.36)	2.15	0.63	1.21	0.65	0.27

Distributions:
Dividends from net investment income	(0.03)	(0.04)	—	—	(0.01)	—
Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—
Total distributions	(0.92)	(0.08)	—	—	(0.01)	—
Net asset value, end of period	$12.54	$14.82	$12.75	$12.12	$10.91	$10.27
Ratios and supplemental data:
Total return (a)	(9.45%)	16.93%	5.20%	11.09%	6.33%	2.70%
Net assets, end of period (000)	$99,149	$107,955	$105,014	$95,552	$76,809	$28,499
Ratio of net expenses to average net assets	1.45%*	1.44%	1.43%*	1.46%	1.70%	1.75%*
Ratio of net investment income (loss) to average net assets	0.33%*	0.33%	0.29%*	0.16%	0.25%	(0.42%) *
Ratio of gross expenses to average net assets prior to expense reductions	1.46%*	1.45%	1.43%*	1.46%	1.70%	2.56%*

	(unaudited)		April 1,			December 1,
	Six Months	Year	2006			2003^
	Ended	Ended	through			through
	April 30,	October 31,	October 31,	Year Ended March 31,		March 31,
	2008	2007	2006	2006	2005	2004
Portfolio turnover rate	21.8%	45.9%	25.5%	27.7%	37.6%	4.3%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     143

Calamos Blue Chip Fund

	CLASS B
	(unaudited)		April 1,			December 1,
	Six Months	Year	2006			2003^
	Ended	Ended	Through			Through
	April 30,	October 31,	October 31,	Year Ended March 31,		March 31,
	2008	2007	2006	2006	2005	2004
Net asset value, beginning of period	$14.44	$12.49	$11.92	$10.82	$10.25	$10.00
Income from investment operations:
Net investment income (loss)	(0.03) #	(0.06) #	(0.05)	(0.07)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.33)	2.05	0.62	1.17	0.60	0.27

Total from investment operations	(1.36)	1.99	0.57	1.10	0.57	0.25

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—
Total distributions	(0.89)	(0.04)	—	—	—	—
Net asset value, end of period	$12.19	$14.44	$12.49	$11.92	$10.82	$10.25
Ratios and supplemental data:
Total return (a)	(9.72%)	15.96%	4.78%	10.17%	5.56%	2.50%
Net assets, end of period (000)	$7,049	$8,694	$8,007	$8,452	$7,219	$3,894
Ratio of net expenses to average net assets	2.20%*	2.19%	2.18%*	2.21%	2.45%	2.50%*
Ratio of net investment income (loss) to average net assets	(0.42%)*	(0.42%)	(0.46%)*	(0.59%)	(0.50%)	(1.17%)*
Ratio of gross expenses to average net assets prior to expense reductions	2.21%*	2.20%	2.18%*	2.21%	2.45%	3.31%*

	CLASS C
	(unaudited)		April 1,			December 1,
	Six Months	Year	2006			2003^
	Ended	Ended	through			through
	April 30,	October 31,	October 31,	Year Ended March 31,		March 31,
	2008	2007	2006	2006	2005	2004
Net asset value, beginning of period	$14.45	$12.49	$11.93	$10.82	$10.25	$10.00
Income from investment operations:
Net investment income (loss)	(0.03) #	(0.06) #	(0.04)	(0.07)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.34)	2.06	0.60	1.18	0.60	0.27

Total from investment operations	(1.37)	2.00	0.56	1.11	0.57	0.25

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—
Total distributions	(0.89)	(0.04)	—	—	—	—
Net asset value, end of period	$12.19	$14.45	$12.49	$11.93	$10.82	$10.25
Ratios and supplemental data:
Total return (a)	(9.78%)	16.04%	4.69%	10.26%	5.56%	2.50%
Net assets, end of period (000)	$11,875	$14,389	$14,430	$14,233	$12,337	$4,822
Ratio of net expenses to average net assets	2.20%*	2.19%	2.18%*	2.21%	2.45%	2.50%*
Ratio of net investment income (loss) to average net assets	(0.42%)*	(0.42%)	(0.46%)*	(0.59%)	(0.50%)	(1.17%)*
Ratio of gross expenses to average net assets prior to expense reductions	2.21%*	2.20%	2.18%*	2.21%	2.45%	3.31%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
144      SEMIANNUAL REPORT     Financial Highlights

Calamos Blue Chip Fund

	CLASS I
	(unaudited)		April 1,			December 1,
	Six Months	Year	2006			2003^
	Ended	Ended	through			through
	April 30,	October 31,	October 31,	Year Ended March 31,		March 31,
	2008	2007	2006	2006	2005	2004
Net asset value, beginning of period	$14.90	$12.84	$12.19	$10.94	$10.28	$10.00
Income from investment operations:
Net investment income (loss)	0.04 #	0.08 #	0.04	0.01	0.04	(0.00)	*
Net realized and unrealized gain (loss) on investments	(1.38)	2.11	0.61	1.24	0.64	0.28

Total from investment operations	(1.34)	2.19	0.65	1.25	0.68	0.28

Distributions:
Dividends from net investment income	(0.07)	(0.09)	—	—	(0.02)	—
Dividends from net realized gains	(0.89)	(0.04)	—	—	—	—
Total distributions	(0.96)	(0.13)	—	—	(0.02)	—
Net asset value, end of period	$12.60	$14.90	$12.84	$12.19	$10.94	$10.28
Ratios and supplemental data:
Total return (a)	(9.32%)	17.15%	5.33%	11.43%	6.64%	2.80%
Net assets, end of period (000)	$31,496	$34,783	$19,153	$17,881	$2,686	$1,427
Ratio of net expenses to average net assets	1.20%**	1.19%	1.18%**	1.21%	1.45%	1.50	%**
Ratio of net investment income (loss) to average net assets	0.58%**	0.58%	0.54%**	0.41%	0.50%	(0.17	%)**
Ratio of gross expenses to average net assets prior to expense reductions	1.21%**	1.20%	1.18%**	1.21%	1.45%	2.31	%**

	CLASS R
	(unaudited)	March 1,
	Six Months	2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$14.79	$12.80
Income from investment operations:
Net investment income (loss)	0.00 #*	0.01 #
Net realized and unrealized gain (loss) on investments	(1.37)	1.98

Total from investment operations	(1.37)	1.99

Distributions:
Dividends from net investment income	(0.01)	—
Dividends from net realized gains	(0.89)	—
Total distributions	(0.90)	—
Net asset value, end of period	$12.52	$14.79
Ratios and supplemental data:
Total return (a)	(9.52%)	15.55%
Net assets, end of period (000)	$104	$116
Ratio of net expenses to average net assets	1.70%**	1.69%**
Ratio of net investment income (loss) to average net assets	0.08%**	0.08%**
Ratio of gross expenses to average net assets prior to expense reductions	1.71%**	1.70%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     145

Calamos Multi-Fund Blend
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		June 28,
	Six Months	Year	2006^
	Ended	Ended	through
	April 30,	October 31,	October 31,
	2008	2007	2006
Net asset value, beginning of period	$13.44	$10.92	$10.00
Income from investment operations:
Net investment income (loss)	0.01 #	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.49)	2.56	0.93

Total from investment operations	(1.48)	2.52	0.92

Distributions:
Dividends from net investment income	(0.06)	—	—
Dividends from net realized gains	(0.10)	—	—
Total distributions	(0.16)	—	—
Net asset value, end of period	$11.80	$13.44	$10.92
Ratios and supplemental data:
Total return (a)	(11.06%)	23.08%	9.20%
Net assets, end of period (000)	$20,144	$19,034	$3,934
Ratio of net expenses to average net assets	0.50%*	0.50%	0.50%*
Ratio of net investment income (loss) to average net assets	0.11%*	(0.50%)	(0.50%) *
Ratio of gross expenses to average net assets prior to expense reductions	0.70%*	1.27%	10.91%*

	(unaudited)		June 28,
	Six Months	Year	2006^
	Ended	Ended	through
	April 30,	October 31,	October 31,
	2008	2007	2006
Portfolio turnover rate	9.8%	9.9%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
146     SEMIANNUAL REPORT     Financial Highlights

Calamos Multi-Fund Blend

	CLASS B			CLASS C
	(unaudited)		June 28,	(unaudited)		June 28,
	Six Months	Year	2006^	Six Months	Year	2006^
	Ended	Ended	Through	Ended	Ended	Through
	April 30,	October 31,	October 31,	April 30,	October 31,	October 31,
	2008	2007	2006	2008	2007	2006
Net asset value, beginning of period	$13.31	$10.89	$10.00	$13.31	$10.89	$10.00
Income from investment operations:
Net investment income (loss)	(0.04) #	(0.09)	(0.02)	(0.04) #	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.48)	2.51	0.91	(1.48)	2.52	0.91

Total from investment operations	(1.52)	2.42	0.89	(1.52)	2.42	0.89

Distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net realized gains	(0.10)	—	—	(0.10)	—	—
Total distributions	(0.10)	—	—	(0.10)	—	—
Net asset value, end of period	$11.69	$13.31	$10.89	$11.69	$13.31	$10.89
Ratios and supplemental data:
Total return (a)	(11.42%)	22.22%	8.90%	(11.42%)	22.22%	8.90%
Net assets, end of period (000)	$4,056	$4,772	$715	$10,310	$11,648	$2,032
Ratio of net expenses to average net assets	1.25%**	1.25%	1.25%**	1.25%**	1.25%	1.25%**
Ratio of net investment income (loss) to average net assets	(0.64%) **	(1.25%)	(1.25%) **	(0.64%) **	(1.25%)	(1.25%) **
Ratio of gross expenses to average net assets prior to expense reductions	1.45%**	2.02%	11.66%**	1.45%**	2.02%	11.66%**

	CLASS I			CLASS R
	(unaudited)		June 28,	(unaudited)	March 1,
	Six Months	Year	2006^	Six Months	2007^
	Ended	Ended	through	Ended	through
	April 30,	October 31,	October 31,	April 30,	October 31,
	2008	2007	2006	2008	2007
Net asset value, beginning of period	$13.48	$10.93	$10.00	$13.42	$11.14
Income from investment operations:
Net investment income (loss)	0.02 #	(0.02)	(0.00) *	(0.01) #	(0.06)
Net realized and unrealized gain (loss) on investments	(1.49)	2.57	0.93	(1.50)	2.34

Total from investment operations	(1.47)	2.55	0.93	(1.51)	2.28

Distributions:
Dividends from net investment income	(0.08)	—	—	(0.03)	—
Dividends from net realized gains	(0.10)	—	—	(0.10)	—
Total distributions	(0.18)	—	—	(0.13)	—
Net asset value, end of period	$11.83	$13.48	$10.93	$11.78	$13.42
Ratios and supplemental data:
Total return (a)	(10.94%)	23.33%	9.30%	(11.25%)	20.47%
Net assets, end of period (000)	$127	$121	$23	$107	$120
Ratio of net expenses to average net assets	0.25%**	0.25%	0.25%**	0.75%**	0.75%**
Ratio of net investment income (loss) to average net assets	0.36%**	(0.25%)	(0.25%) **	(0.14%) **	(0.75%) **
Ratio of gross expenses to average net assets prior to expense reductions	0.45%**	1.02%	10.66%**	0.95%**	1.52%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     147

Calamos Global Growth and Income Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$12.83	$10.50	$10.18	$8.27	$8.04	$6.27	$6.89
Income from investment operations:
Net investment income (loss)	0.05 #	0.07 #	0.04 #	0.12 #	0.14 #	0.13 #	0.46
Net realized and unrealized gain (loss) on investments	(1.53)	2.60	0.38	2.19	0.09	1.65	(1.06)

Total from investment operations	(1.48)	2.67	0.42	2.31	0.23	1.78	(0.60)

Distributions:
Dividends from net investment income	—	—	(0.10)	(0.24)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.72)	(0.34)	—	(0.16)	(0.00) *	—	—
Total distributions	(0.72)	(0.34)	(0.10)	(0.40)	—	(0.01)	(0.02)
Net asset value, end of period	$10.63	$12.83	$10.50	$10.18	$8.27	$8.04	$6.27
Ratios and supplemental data:
Total return (a)	(11.89%)	26.17%	4.19%	28.25%	2.90%	28.42%	(8.69%)
Net assets, end of period (000)	$573,085	$625,429	$451,280	$387,476	$183,797	$93,830	$21,397
Ratio of net expenses to average net assets	1.35%**	1.38%	1.41%**	1.44%	1.51%	1.69%	1.75%
Ratio of net investment income (loss) to average net assets	0.90%**	0.61%	0.67%**	1.29%	1.78%	1.72%	5.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%**	1.38%	1.42%**	1.44%	1.51%	1.69%	2.43%

	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Portfolio turnover rate	59.2%	83.3%	42.2%	59.0%	45.5%	48.5%	59.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized
148     SEMIANNUAL REPORT     Financial Highlights

Calamos Global Growth and Income Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,		Year Ended March 31,
	2008	2007	2006		2006	2005	2004	2003
Net asset value, beginning of period	$13.21	$10.88	$10.57		$8.60	$8.43	$6.63	$7.34
Income from investment operations:
Net investment income (loss)	0.01 #	(0.02) #	(0.01)	#	0.05 #	0.09 #	0.08 #	0.31
Net realized and unrealized gain (loss) on investments	(1.58)	2.69	0.40		2.28	0.08	1.73	(1.00)

Total from investment operations	(1.57)	2.67	0.39		2.33	0.17	1.81	(0.69)

Distributions:
Dividends from net investment income	—	—	(0.08)		(0.20)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.72)	(0.34)	—		(0.16)	(0.00) *	—	—
Total distributions	(0.72)	(0.34)	(0.08)		(0.36)	—	(0.01)	(0.02)
Net asset value, end of period	$10.92	$13.21	$10.88		$10.57	$8.60	$8.43	$6.63
Ratios and supplemental data:
Total return (a)	(12.25%)	25.23%	3.75%		27.39%	2.06%	27.30%	(9.38%)
Net assets, end of period (000)	$87,539	$99,134	$61,675		$52,547	$24,378	$13,878	$2,522
Ratio of net expenses to average net assets	2.10%**	2.13%	2.16	%**	2.19%	2.26%	2.44%	2.50%
Ratio of net investment income (loss) to average net assets	0.15%**	(0.14%)	(0.08	%)**	0.54%	1.03%	0.97%	4.51%
Ratio of gross expenses to average net assets prior to expense reductions	2.11%**	2.13%	2.17	%**	2.19%	2.26%	2.44%	3.18%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,		Year Ended March 31,
	2008	2007	2006		2006	2005	2004	2003
Net asset value, beginning of period	$12.45	$10.27	$9.99		$8.15	$7.98	$6.28	$6.95
Income from investment operations:
Net investment income (loss)	0.01 #	(0.02) #	(0.00)	#*	0.05 #	0.08 #	0.07 #	0.39
Net realized and unrealized gain (loss) on investments	(1.48)	2.54	0.37		2.15	0.09	1.64	(1.04)

Total from investment operations	(1.47)	2.52	0.37		2.20	0.17	1.71	(0.65)

Distributions:
Dividends from net investment income	—	—	(0.09)		(0.20)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.72)	(0.34)	—		(0.16)	(0.00) *	—	—
Total distributions	(0.72)	(0.34)	(0.09)		(0.36)	—	(0.01)	(0.02)
Net asset value, end of period	$10.26	$12.45	$10.27		$9.99	$8.15	$7.98	$6.28
Ratios and supplemental data:
Total return (a)	(12.19%)	25.27%	3.69%		27.31%	2.17%	27.23%	(9.33%)
Net assets, end of period (000)	$402,740	$429,028	$273,198		$221,122	$101,794	$63,425	$11,426
Ratio of net expenses to average net assets	2.10%**	2.13%	2.16	%**	2.19%	2.26%	2.44%	2.50%
Ratio of net investment income (loss) to average net assets	0.15%**	(0.14%)	(0.08	%)**	0.54%	1.03%	0.97%	4.51%
Ratio of gross expenses to average net assets prior to expense reductions	2.11%**	2.13%	2.17	%**	2.19%	2.26%	2.44%	3.18%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized
Financial Highlights     SEMIANNUAL REPORT     149

Calamos Global Growth and Income Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$12.94	$10.57	$10.23	$8.30	$8.05	$6.27	$6.86
Income from investment operations:
Net investment income (loss)	0.06 #	0.10 #	0.05 #	0.15 #	0.16 #	0.15 #	0.52
Net realized and unrealized gain (loss) on investments	(1.54)	2.61	0.40	2.19	0.09	1.64	(1.09)

Total from investment operations	(1.48)	2.71	0.45	2.34	0.25	1.79	(0.57)

Distributions:
Dividends from net investment income	—	—	(0.11)	(0.25)	—	(0.01)	(0.02)
Dividends from net realized gains	(0.72)	(0.34)	—	(0.16)	(0.00) *	—	—
Total distributions	(0.72)	(0.34)	(0.11)	(0.41)	—	(0.01)	(0.02)
Net asset value, end of period	$10.74	$12.94	$10.57	$10.23	$8.30	$8.05	$6.27
Ratios and supplemental data:
Total return (a)	(11.79%)	26.38%	4.43%	28.56%	3.15%	28.59%	(8.29%)
Net assets, end of period (000)	$229,075	$225,092	$37,758	$28,532	$4,645	$4,251	$1,155
Ratio of net expenses to average net assets	1.10%**	1.13%	1.16%**	1.19%	1.26%	1.44%	1.50%
Ratio of net investment income (loss) to average net assets	1.15%**	0.86%	0.92%**	1.54%	2.03%	1.97%	5.51%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%**	1.13%	1.17%**	1.19%	1.26%	1.44%	2.18%

	CLASS R
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$12.81	$10.63
Income from investment operations:
Net investment income (loss)#	0.03	0.03
Net realized and unrealized gain (loss) on investments	(1.52)	2.15

Total from investment operations	(1.49)	2.18

Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(0.72)	—
Total distributions	(0.72)	—
Net asset value, end of period	$10.60	$12.81
Ratios and supplemental data:
Total return (a)	(12.00%)	20.51%
Net assets, end of period (000)	$300	$121
Ratio of net expenses to average net assets	1.60%**	1.63%**
Ratio of net investment income (loss) to average net assets	0.65%**	0.36%**
Ratio of gross expenses to average net assets prior to expense reductions	1.61%**	1.63%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

^	Commencement of operations
150     SEMIANNUAL REPORT     Financial Highlights

Calamos International Growth Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)			April 1,		March 16,
	Six Months		Year	2006	Year	2005^
	Ended		Ended	through	Ended	through
	April 30,		October 31,	October 31,	March 31,	March 31,
	2008		2007	2006	2006	2005
Net asset value, beginning of period	$19.16		$13.34	$13.10	$9.76	$10.00
Income from investment operations:
Net investment income (loss)	(0.00)	#*	0.06	0.03	0.07	0.01
Net realized and unrealized gain (loss) on investments	(2.17)		5.85	0.21	3.33	(0.25)

Total from investment operations	(2.17)		5.91	0.24	3.40	(0.24)

Distributions:
Dividends from net investment income	(0.08)		(0.05)	—	(0.06)	—
Dividends from net realized gains	(0.61)		(0.04)	—	—	—
Total distributions	(0.69)		(0.09)	—	(0.06)	—
Net asset value, end of period	$16.30		$19.16	$13.34	$13.10	$9.76
Ratios and supplemental data:
Total return (a)	(11.48%)		44.59%	1.83%	34.87%	(2.40%)
Net assets, end of period (000)	$261,444		$270,864	$163,662	$127,471	$43,722
Ratio of net expenses to average net assets	1.50	%**	1.49%	1.52%**	1.62%	1.75%**
Ratio of net investment income (loss) to average net assets	(0.03	%)**	0.40%	0.49%**	0.80%	2.00%**
Ratio of gross expenses to average net assets prior to expense reductions	1.50	%**	1.49%	1.53%**	1.62%	3.00%**

	(unaudited)				March 16,
	Six Months	Year	Year	Year	2005^
	Ended	Ended	Ended	Ended	through
	April 30,	October 31,	October 31,	March 31,	March 31,
	2008	2007	2006	2006	2005
Portfolio turnover rate	41.3%	80.1%	39.5%	49.3%	0.0%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     151

Calamos International Growth Fund

	CLASS B
	(unaudited)		April 1,		March 16,
	Six Months	Year	2006		2005^
	Ended	Ended	through	Year Ended	through
	April 30,	October 31,	October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005
Net asset value, beginning of period	$18.88	$13.20	$13.02	$9.76	$10.00
Income from investment operations:
Net investment income (loss)	(0.06)#	(0.04)	(0.01)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(2.14)	5.76	0.19	3.29	(0.25)

Total from investment operations	(2.20)	5.72	0.18	3.30	(0.24)

Distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Dividends from net realized gains	(0.61)	(0.04)	—	—	—
Total distributions	(0.61)	(0.04)	—	(0.04)	—
Net asset value, end of period	$16.07	$18.88	$13.20	$13.02	$9.76
Ratios and supplemental data:
Total return (a)	(11.78%)	43.49%	1.38%	33.81%	(2.40%)
Net assets, end of period (000)	$35,679	$40,659	$19,227	$11,928	$98
Ratio of net expenses to average net assets	2.25%*	2.24%	2.27%*	2.37%	2.50%*
Ratio of net investment income (loss) to average net assets	(0.78%)*	(0.35%)	(0.26%)*	0.05%	1.25%*
Ratio of gross expenses to average net assets prior to expense reductions	2.25%*	2.24%	2.28%*	2.37%	3.75%*

	CLASS C
	(unaudited)		April 1,		March 16,
	Six Months	Year	2006		2005^
	Ended	Ended	through	Year Ended	through
	April 30,	October 31,	October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005
Net asset value, beginning of period	$18.85	$13.18	$13.00	$9.76	$10.00
Income from investment operations:
Net investment income (loss)	(0.06)#	(0.04)	(0.01)	0.02	0.01
Net realized and unrealized gain (loss) on investments	(2.14)	5.75	0.19	3.27	(0.25)

Total from investment operations	(2.20)	5.71	0.18	3.29	(0.24)

Distributions:
Dividends from net investment income	—	—	—	(0.05)	—
Dividends from net realized gains	(0.61)	(0.04)	—	—	—
Total distributions	(0.61)	(0.04)	—	(0.05)	—
Net asset value, end of period	$16.04	$18.85	$13.18	$13.00	$9.76
Ratios and supplemental data:
Total return (a)	(11.80%)	43.48%	1.38%	33.73%	(2.40%)
Net assets, end of period (000)	$90,671	$96,202	$56,899	$38,959	$98
Ratio of net expenses to average net assets	2.25%*	2.24%	2.27%*	2.37%	2.50%*
Ratio of net investment income (loss) to average net assets	(0.78%)*	(0.35%)	(0.26%)*	0.05%	1.25%*
Ratio of gross expenses to average net assets prior to expense reductions	2.25%*	2.24%	2.28%*	2.37%	3.75%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
152     SEMIANNUAL REPORT     Financial Highlights

Calamos International Growth Fund

	CLASS I
	(unaudited)		April 1,		March 16,
	Six Months	Year	2006	Year	2005^
	Ended	Ended	through	Ended	through
	April 30,	October 31,	October 31,	March 31,	March 31,

	2008	2007	2006	2006	2005
Net asset value, beginning of period	$19.22	$13.37	$13.11	$9.76	$10.00
Income from investment operations:
Net investment income (loss)	0.02 #	0.07	0.05	0.09	0.01
Net realized and unrealized gain (loss) on investments	(2.18)	5.90	0.21	3.33	(0.25)

Total from investment operations	(2.16)	5.97	0.26	3.42	(0.24)

Distributions:
Dividends from net investment income	(0.11)	(0.08)	—	(0.07)	—
Dividends from net realized gains	(0.61)	(0.04)	—	—	—
Total distributions	(0.72)	(0.12)	—	(0.07)	—
Net asset value, end of period	$16.34	$19.22	$13.37	$13.11	$9.76
Ratios and supplemental data:
Total return (a)	(11.37%)	45.01%	1.98%	35.13%	(2.40%)
Net assets, end of period (000)	$141,026	$157,986	$59,108	$52,011	$6,835
Ratio of net expenses to average net assets	1.25%*	1.24%	1.27%*	1.37%	1.50%*
Ratio of net investment income (loss) to average net assets	0.22%*	0.65%	0.74%*	1.05%	2.25%*
Ratio of gross expenses to average net assets prior to expense reductions	1.25%*	1.24%	1.28%*	1.37%	2.75%*

	CLASS R
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,

	2008	2007
Net asset value, beginning of period	$19.13	$14.19
Income from investment operations:
Net investment income (loss)	(0.02)#	0.02
Net realized and unrealized gain (loss) on investments	(2.17)	4.92

Total from investment operations	(2.19)	4.94

Distributions:
Dividends from net investment income	(0.05)	—
Dividends from net realized gains	(0.61)	—
Total distributions	(0.66)	—
Net asset value, end of period	$16.28	$19.13
Ratios and supplemental data:
Total return (a)	(11.59%)	34.81%
Net assets, end of period (000)	$119	$135
Ratio of net expenses to average net assets	1.75%*	1.74%*
Ratio of net investment income (loss) to average net assets	(0.28%)*	0.15%*
Ratio of gross expenses to average net assets prior to expense reductions	1.75%*	1.74%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     153

Calamos Global Equity Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,

	2008	2007
Net asset value, beginning of period	$13.44	$10.00
Income from investment operations:
Net investment income (loss)#	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.49)	3.46

Total from investment operations	(1.53)	3.44

Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$11.91	$13.44
Ratios and supplemental data:
Total return (a)	(11.38%)	34.40%
Net assets, end of period (000)	$42,288	$42,097
Ratio of net expenses to average net assets	1.77%*	1.75%*
Ratio of net investment income (loss) to average net assets	(0.62%)*	(0.30%)*
Ratio of gross expenses to average net assets prior to expense reductions	1.78%*	1.92%*

	(unaudited)	March 1
	Six Months	2007^
	Ended	through
	April 30,	October 31,

	2008	2007
Portfolio turnover rate	35.8%	45.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
154     SEMIANNUAL REPORT     Financial Highlights

Calamos Global Equity Fund

	CLASS B				CLASS C
	(unaudited)				(unaudited)
	Six Months		March 1, 2007^		Six Months		March 1, 2007^
	Ended		through		Ended		Through
	April 30,		October 31,		April 30,		October 31,
	2008		2007		2008		2007
Net asset value, beginning of period	$13.36		$10.00		$13.37		$10.00
Income from investment operations:
Net investment income (loss)#	(0.08)		(0.08)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	(1.48)		3.44		(1.49)		3.45

Total from investment operations	(1.56)		3.36		(1.57)		3.37

Distributions:
Dividends from net investment income	—		—		—		—
Dividends from net realized gains	—		—		—		—
Total distributions	—		—		—		—
Net asset value, end of period	$11.80		$13.36		$11.80		$13.37
Ratios and supplemental data:
Total return (a)	(11.68%)		33.60%		(11.74%)		33.70%
Net assets, end of period (000)	$2,554		$2,529		$6,003		$3,261
Ratio of net expenses to average net assets	2.52	%**	2.50	%**	2.52	%**	2.50	%**
Ratio of net investment income (loss) to average net assets	(1.37	%)**	(1.05	%)**	(1.37	%)**	(1.05	%)**
Ratio of gross expenses to average net assets prior to expense reductions	2.53	%**	2.67	%**	2.53	%**	2.67	%**

	CLASS I				CLASS R
	(unaudited)				(unaudited)
	Six Months		March 1, 2007^		Six Months		March 1, 2007^
	Ended		through		Ended		Through
	April 30,		October 31,		April 30,		October 31,
	2008		2007		2008		2007
Net asset value, beginning of period	$13.46		$10.00		$13.41		$10.00
Income from investment operations:
Net investment income (loss)#	(0.02)		(0.00)	*	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.49)		3.46		(1.49)		3.45

Total from investment operations	(1.51)		3.46		(1.54)		3.41

Distributions:
Dividends from net investment income	—		—		—		—
Dividends from net realized gains	—		—		—		—
Total distributions	—		—		—		—
Net asset value, end of period	$11.95		$13.46		$11.87		$13.41
Ratios and supplemental data:
Total return (a)	(11.22%)		34.60%		(11.48%)		34.10%
Net assets, end of period (000)	$5,286		$5,714		$1,187		$1,341
Ratio of net expenses to average net assets	1.52	%**	1.50	%**	2.02	%**	2.00	%**
Ratio of net investment income (loss) to average net assets	(0.37	%)**	(0.05	%)**	(0.87	%)**	(0.55	%)**
Ratio of gross expenses to average net assets prior to expense reductions	1.53	%**	1.67	%**	2.03	%**	2.17	%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     155

Calamos Convertible Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	Through
	April 30,	October 31,	October 31,		Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$20.77	$19.98	$19.98	$20.42	$22.18	$17.15	$18.85
Income from investment operations:
Net investment income (loss)	0.19 #	0.41 #	0.20 #	0.33	0.40	0.51	0.60
Net realized and unrealized gain (loss) on investments	(1.21)	2.33	0.32	1.78	(0.76)	5.13	(2.04)

Total from investment operations	(1.02)	2.74	0.52	2.11	(0.36)	5.64	(1.44)

Distributions:
Dividends from net investment income	(0.48)	(0.86)	(0.52)	(0.93)	(0.36)	(0.61)	(0.26)
Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—	—
Total distributions	(0.54)	(1.95)	(0.52)	(2.55)	(1.40)	(0.61)	(0.26)
Net asset value, end of period	$19.21	$20.77	$19.98	$19.98	$20.42	$22.18	$17.15
Ratios and supplemental data:
Total return (a)	(4.99%)	14.80%	2.70%	10.97%	(1.69%)	33.16%	(7.63%)
Net assets, end of period (000)	$258,409	$297,122	$356,203	$400,392	$498,262	$629,461	$550,035
Ratio of net expenses to average net assets	1.15%*	1.13%	1.12%*	1.12%	1.11%	1.15%	1.20%
Ratio of net investment income (loss) to average net assets	1.95%*	2.11%	1.78%*	1.85%	1.80%	2.36%	3.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.15%*	1.13%	1.12%*	1.12%	1.11%	1.15%	1.20%

	(unaudited)		April 3,
	Six Months		2006
	Ended	Year Ended	Through
	April 30,	October 31,	October 31,		Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Portfolio turnover rate	43.5%	92.7%	33.7%	63.4%	50.6%	67.0%	35.6%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
156     SEMIANNUAL REPORT     Financial Highlights

Calamos Convertible Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,		Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$24.27	$23.02	$22.90	$23.04	$24.88	$19.18	$21.10
Income from investment operations:
Net investment income (loss)	0.14 #	0.31 #	0.14 #	0.24	0.26	0.37	0.50
Net realized and unrealized gain (loss) on investments	(1.42)	2.71	0.37	1.99	(0.84)	5.77	(2.26)

Total from investment operations	(1.28)	3.02	0.51	2.23	(0.58)	6.14	(1.76)

Distributions:
Dividends from net investment income	(0.43)	(0.68)	(0.39)	(0.75)	(0.22)	(0.44)	(0.16)
Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—	—
Total distributions	(0.49)	(1.77)	(0.39)	(2.37)	(1.26)	(0.44)	(0.16)
Net asset value, end of period	$22.50	$24.27	$23.02	$22.90	$23.04	$24.88	$19.18
Ratios and supplemental data:
Total return (a)	(5.34%)	13.91%	2.24%	10.18%	(2.43%)	32.16%	(8.32%)
Net assets, end of period (000)	$107,611	$129,258	$153,263	$171,282	$194,383	$229,323	$177,823
Ratio of net expenses to average net assets	1.90%*	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%
Ratio of net investment income (loss) to average net assets	1.20%*	1.36%	1.03%*	1.10%	1.05%	1.61%	3.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%*	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,		Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$20.82	$20.02	$19.99	$20.42	$22.22	$17.19	$18.94
Income from investment operations:
Net investment income (loss)	0.12 #	0.27 #	0.12 #	0.18	0.23	0.33	0.47
Net realized and unrealized gain (loss) on investments	(1.21)	2.33	0.32	1.79	(0.76)	5.16	(2.05)

Total from investment operations	(1.09)	2.60	0.44	1.97	(0.53)	5.49	(1.58)

Distributions:
Dividends from net investment income	(0.44)	(0.71)	(0.41)	(0.78)	(0.23)	(0.46)	(0.17)
Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—	—
Total distributions	(0.50)	(1.80)	(0.41)	(2.40)	(1.27)	(0.46)	(0.17)
Net asset value, end of period	$19.23	$20.82	$20.02	$19.99	$20.42	$22.22	$17.19
Ratios and supplemental data:
Total return (a)	(5.31%)	13.93%	2.23%	10.20%	(2.45%)	32.11%	(8.32%)
Net assets, end of period (000)	$233,469	$268,809	$310,918	$346,000	$415,044	$522,146	$422,336
Ratio of net expenses to average net assets	1.90%*	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%
Ratio of net investment income (loss) to average net assets	1.20%*	1.36%	1.03%*	1.10%	1.05%	1.61%	3.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%*	1.88%	1.87%*	1.87%	1.86%	1.90%	1.95%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
Financial Highlights     SEMIANNUAL REPORT     157

Calamos Convertible Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$19.62	$18.98	$19.01	$19.55	$21.29	$16.49	$18.13
Income from investment operations:
Net investment income (loss)	0.20 #	0.44 #	0.22 #	0.35	0.43	0.51	0.66
Net realized and unrealized gain (loss) on investments	(1.15)	2.20	0.30	1.72	(0.73)	4.95	(2.01)

Total from investment operations	(0.95)	2.64	0.52	2.07	(0.30)	5.46	(1.35)

Distributions:
Dividends from net investment income	(0.49)	(0.91)	(0.55)	(0.99)	(0.40)	(0.66)	(0.29)
Dividends from net realized gains	(0.06)	(1.09)	—	(1.62)	(1.04)	—	—
Total distributions	(0.55)	(2.00)	(0.55)	(2.61)	(1.44)	(0.66)	(0.29)
Net asset value, end of period	$18.12	$19.62	$18.98	$19.01	$19.55	$21.29	$16.49
Ratios and supplemental data:
Total return (a)	(4.91%)	15.11%	2.83%	11.31%	(1.47%)	33.45%	(7.44%)
Net assets, end of period (000)	$16,216	$17,781	$21,126	$26,304	$35,235	$51,614	$38,852
Ratio of net expenses to average net assets	0.90%*	0.88%	0.87%*	0.87%	0.86%	0.90%	0.95%
Ratio of net investment income (loss) to average net assets	2.20%*	2.36%	2.03%*	2.10%	2.05%	2.61%	4.00%
Ratio of gross expenses to average net assets prior to expense reductions	0.90%*	0.88%	0.87%*	0.87%	0.86%	0.90%	0.95%

	CLASS R
	(unaudited) Six	March 1, 2007^
	Months Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$20.75	$19.04
Income from investment operations:
Net investment income (loss)#	0.16	0.24
Net realized and unrealized gain (loss) on investments	(1.18)	2.03

Total from investment operations	(1.02)	2.27

Distributions:
Dividends from net investment income	(0.46)	(0.56)
Dividends from net realized gains	(0.06)	—
Total distributions	(0.52)	(0.56)
Net asset value, end of period	$19.21	$20.75
Ratios and supplemental data:
Total return (a)	(4.96%)	12.08%
Net assets, end of period (000)	$107	$112
Ratio of net expenses to average net assets	1.40%*	1.38%*
Ratio of net investment income (loss) to average net assets	1.70%*	1.86%*
Ratio of gross expenses to average net assets prior to expense reductions	1.40%*	1.38%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
158     SEMIANNUAL REPORT     Financial Highlights

Calamos Market Neutral Income Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$13.31	$12.77	$12.67	$13.02	$14.45	$14.14	$13.72
Income from investment operations:
Net investment income (loss)	0.16 #	0.47 #	0.30 #	0.55 #	0.33	0.51	0.50
Net realized and unrealized gain (loss) on investments	(0.39)	0.51	0.13	0.09	(0.46)	0.87	0.46

Total from investment operations	(0.23)	0.98	0.43	0.64	(0.13)	1.38	0.96

Distributions:
Dividends from net investment income	(0.33)	(0.44)	(0.33)	(0.99)	(0.82)	(0.76)	(0.54)
Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)	(0.00) *
Total distributions	(0.33)	(0.44)	(0.33)	(0.99)	(1.30)	(1.07)	(0.54)
Net asset value, end of period	$12.75	$13.31	$12.77	$12.67	$13.02	$14.45	$14.14
Ratios and supplemental data:
Total return (a)	(1.74%)	7.81%	3.45%	5.20%	(1.03%)	10.11%	7.11%
Net assets, end of period (000)	$1,104,371	$1,012,912	$497,161	$254,292	$279,737	$402,820	$463,466
Ratio of net expenses to average net assets (b)	1.13%**	1.18%	1.25%**	1.57%	1.32%	1.51%	1.53%
Ratio of net investment income (loss) to average net assets	2.44%**	3.63%	4.03%**	4.34%	3.45%	3.64%	3.67%
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.14%**	1.19%	1.25%**	1.57%	1.32%	1.51%	1.53%

	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Portfolio turnover rate	59.7%	104.7%	78.4%	137.1%	74.4%	123.0%	116.9%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.06%, 0.08%, 0.10%, 0.43%, 0.18% 0.36%, and 0.34%, for the six months ended April 30, 2008, the year ended October 31, 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized
Financial Highlights     SEMIANNUAL REPORT     159

Calamos Market Neutral Income Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$13.90	$13.31	$13.18	$13.51	$14.95	$14.60	$14.16
Income from investment operations:
Net investment income (loss)	0.11 #	0.39 #	0.25 #	0.47 #	0.33	0.42	0.42
Net realized and unrealized gain (loss) on investments	(0.40)	0.53	0.14	0.08	(0.56)	0.89	0.46

Total from investment operations	(0.29)	0.92	0.39	0.55	(0.23)	1.31	0.88

Distributions:
Dividends from net investment income	(0.28)	(0.33)	(0.26)	(0.88)	(0.73)	(0.65)	(0.44)
Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)	(0.00) *
Total distributions	(0.28)	(0.33)	(0.26)	(0.88)	(1.21)	(0.96)	(0.44)
Net asset value, end of period	$13.33	$13.90	$13.31	$13.18	$13.51	$14.95	$14.60
Ratios and supplemental data:
Total return (a)	(2.11%)	7.04%	3.00%	4.33%	(1.66%)	9.22%	6.28%
Net assets, end of period (000)	$54,133	$52,502	$46,453	$35,076	$40,019	$50,429	$55,186
Ratio of net expenses to average net assets (b)	1.88%**	1.93%	2.00%**	2.32%	2.07%	2.26%	2.28%
Ratio of net investment income (loss) to average net assets	1.69%**	2.88%	3.28%**	3.59%	2.70%	2.89%	2.92%
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.89%**	1.94%	2.00%**	2.32%	2.07%	2.26%	2.28%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,

	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$13.48	$12.93	$12.83	$13.17	$14.61	$14.29	$13.87
Income from investment operations:
Net investment income (loss)	0.11 #	0.38 #	0.25 #	0.46 #	0.24	0.41	0.41
Net realized and unrealized gain (loss) on investments	(0.39)	0.51	0.12	0.08	(0.47)	0.87	0.46

Total from investment operations	(0.28)	0.89	0.37	0.54	(0.23)	1.28	0.87

Distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.27)	(0.88)	(0.73)	(0.65)	(0.45)
Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)	(0.00) *
Total distributions	(0.28)	(0.34)	(0.27)	(0.88)	(1.21)	(0.96)	(0.45)
Net asset value, end of period	$12.92	$13.48	$12.93	$12.83	$13.17	$14.61	$14.29
Ratios and supplemental data:
Total return (a)	(2.08%)	7.01%	2.97%	4.37%	(1.69%)	9.24%	6.29%
Net assets, end of period (000)	$471,000	$457,924	$309,142	$162,218	$129,352	$185,568	$204,105
Ratio of net expenses to average net assets (b)	1.88%**	1.93%	2.00%**	2.32%	2.07%	2.26%	2.28%
Ratio of net investment income (loss) to average net assets	1.69%**	2.88%	3.28%**	3.59%	2.70%	2.89%	2.92%
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.89%**	1.94%	2.00%**	2.32%	2.07%	2.26%	2.28%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.06%, 0.08%, 0.10%, 0.43%, 0.18% 0.36%, and 0.34%, for the six months ended April 30, 2008, the year ended October 31, 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Amount is less than $0.005 per share.

**	Annualized
160     SEMIANNUAL REPORT     Financial Highlights

Calamos Market Neutral Income Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$13.21	$12.67	$12.57	$12.92	$14.34	$14.05	$13.63
Income from investment operations:
Net investment income (loss)	0.17 #	0.50 #	0.31 #	0.57 #	0.54	0.56	0.54
Net realized and unrealized gain (loss) on investments	(0.39)	0.51	0.14	0.10	(0.63)	0.84	0.46

Total from investment operations	(0.22)	1.01	0.45	0.67	(0.09)	1.40	1.00

Distributions:
Dividends from net investment income	(0.35)	(0.47)	(0.35)	(1.02)	(0.85)	(0.80)	(0.58)
Dividends from net realized gains	—	—	—	—	(0.48)	(0.31)	(0.00) *
Total distributions	(0.35)	(0.47)	(0.35)	(1.02)	(1.33)	(1.11)	(0.58)
Net asset value, end of period	$12.64	$13.21	$12.67	$12.57	$12.92	$14.34	$14.05
Ratios and supplemental data:
Total return (a)	(1.70%)	8.12%	3.62%	5.56%	(0.76%)	10.32%	7.40%
Net assets, end of period (000)	$26,057	$24,954	$14,450	$7,830	$39,561	$40,969	$39,257
Ratio of net expenses to average net assets (b)	0.88%**	0.93%	1.00%**	1.32%	1.07%	1.26%	1.28%
Ratio of net investment income (loss) to average net assets	2.69%**	3.88%	4.28%**	4.59%	3.70%	3.89%	3.92%
Ratio of gross expenses to average net assets prior to expense reductions (b)	0.89%**	0.94%	1.00%**	1.32%	1.07%	1.26%	1.28%

	CLASS R
	(unaudited)
	Six Months	March 1, 2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$13.31	$12.84
Income from investment operations:
Net investment income (loss)#	0.14	0.30
Net realized and unrealized gain (loss) on investments	(0.40)	0.40

Total from investment operations	(0.26)	0.70

Distributions:
Dividends from net investment income	(0.31)	(0.23)
Dividends from net realized gains	—	—
Total distributions	(0.31)	(0.23)
Net asset value, end of period	$12.74	$13.31
Ratios and supplemental data:
Total return (a)	(1.94%)	5.47%
Net assets, end of period (000)	$103	$105
Ratio of net expenses to average net assets (b)	1.38%*	1.43%*
Ratio of net investment income (loss) to average net assets	2.19%*	3.38%*
Ratio of gross expenses to average net assets prior to expense reductions (b)	1.39%*	1.44%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Includes 0.06%, 0.08%, 0.10%, 0.43%, 0.18% 0.36%, and 0.34%, for the six months ended April 30, 2008, the year ended October 31, 2007, the period April 1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, respectively, related to dividend expense on short positions.

#	Net investment income allocated based on average shares method.

*	Amounts are less than $0.005 per share.

**	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT      161

Calamos High Yield Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$10.96	$10.71	$10.83	$10.75	$10.86	$9.60	$9.85
Income from investment operations:
Net investment income (loss)	0.28 #	0.61	0.34	0.60	0.67	0.69	0.48
Net realized and unrealized gain (loss) on investments	(0.52)	0.34	0.00	0.33	(0.07)	1.28	(0.26)

Total from investment operations	(0.24)	0.95	0.34	0.93	0.60	1.97	0.22

Distributions:
Dividends from net investment income	(0.46)	(0.64)	(0.46)	(0.72)	(0.56)	(0.71)	(0.47)
Dividends from net realized gains	(0.18)	(0.06)	—	(0.13)	(0.15)	—	—
Total distributions	(0.64)	(0.70)	(0.46)	(0.85)	(0.71)	(0.71)	(0.47)
Net asset value, end of period	$10.08	$10.96	$10.71	$10.83	$10.75	$10.86	$9.60
Ratios and supplemental data:
Total return (a)	(2.22%)	9.16%	3.32%	9.11%	5.67%	20.87%	2.53%
Net assets, end of period (000)	$133,801	$186,816	$147,400	$152,382	$119,798	$97,993	$45,265
Ratio of net expenses to average net assets	1.22%*	1.19%	1.17%*	1.19%	1.24%	1.30%	1.75%
Ratio of net investment income (loss) to average net assets	5.48%*	5.39%	5.50%*	5.70%	6.26%	7.04%	7.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.22%*	1.20%	1.17%*	1.19%	1.24%	1.30%	1.96%

	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Portfolio turnover rate	25.9%	74.1%	27.1%	73.1%	39.7%	44.2%	33.2%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
162     SEMIANNUAL REPORT     Financial Highlights

Calamos High Yield Fund

	CLASS B
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$11.28	$11.00	$11.10	$10.99	$11.11	$9.82	$10.07
Income from investment operations:
Net investment income (loss)	0.25 #	0.50	0.31	0.54	0.61	0.63	0.45
Net realized and unrealized gain (loss) on investments	(0.54)	0.39	(0.01)	0.34	(0.08)	1.29	(0.28)

Total from investment operations	(0.29)	0.89	0.30	0.88	0.53	1.92	0.17

Distributions:
Dividends from net investment income	(0.41)	(0.55)	(0.40)	(0.64)	(0.50)	(0.63)	(0.42)
Dividends from net realized gains	(0.18)	(0.06)	—	(0.13)	(0.15)	—	—
Total distributions	(0.59)	(0.61)	(0.40)	(0.77)	(0.65)	(0.63)	(0.42)
Net asset value, end of period	$10.40	$11.28	$11.00	$11.10	$10.99	$11.11	$9.82
Ratios and supplemental data:
Total return (a)	(2.55%)	8.32%	2.84%	8.37%	4.83%	19.89%	1.91%
Net assets, end of period (000)	$23,022	$27,806	$33,499	$31,960	$28,228	$26,657	$14,166
Ratio of net expenses to average net assets	1.97%*	1.94%	1.92%*	1.94%	1.99%	2.05%	2.50%
Ratio of net investment income (loss) to average net assets	4.73%*	4.64%	4.75%*	4.95%	5.51%	6.29%	6.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.97%*	1.95%	1.92%*	1.94%	1.99%	2.05%	2.71%

	CLASS C
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$11.22	$10.95	$11.05	$10.94	$11.06	$9.78	$10.04
Income from investment operations:
Net investment income (loss)	0.24 #	0.48	0.30	0.54	0.61	0.62	0.47
Net realized and unrealized gain (loss) on investments	(0.53)	0.40	—	0.33	(0.08)	1.29	(0.31)

Total from investment operations	(0.29)	0.88	0.30	0.87	0.53	1.91	0.16

Distributions:
Dividends from net investment income	(0.41)	(0.55)	(0.40)	(0.63)	(0.50)	(0.63)	(0.42)
Dividends from net realized gains	(0.18)	(0.06)	—	(0.13)	(0.15)	—	—
Total distributions	(0.59)	(0.61)	(0.40)	(0.76)	(0.65)	(0.63)	(0.42)
Net asset value, end of period	$10.34	$11.22	$10.95	$11.05	$10.94	$11.06	$9.78
Ratios and supplemental data:
Total return (a)	(2.55%)	8.27%	2.85%	8.37%	4.87%	19.88%	1.84%
Net assets, end of period (000)	$42,781	$48,377	$60,486	$65,089	$70,922	$67,593	$30,324
Ratio of net expenses to average net assets	1.97%*	1.94%	1.92%*	1.94%	1.99%	2.05%	2.50%**
Ratio of net investment income (loss) to average net assets	4.73%*	4.64%	4.75%*	4.95%	5.51%	6.29%	6.32%**
Ratio of gross expenses to average net assets prior to expense reductions	1.97%*	1.95%	1.92%*	1.94%	1.99%	2.05%	2.71%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized
Financial Highlights     SEMIANNUAL REPORT     163

Calamos High Yield Fund

	CLASS I
	(unaudited)		April 1,
	Six Months	Year	2006
	Ended	Ended	through
	April 30,	October 31,	October 31,	Year Ended March 31,
	2008	2007	2006	2006	2005	2004	2003
Net asset value, beginning of period	$10.96	$10.71	$10.84	$10.75	$10.85	$9.60	$9.84
Income from investment operations:
Net investment income (loss)	0.29 #	0.60	0.33	0.64	0.82	0.77	0.61
Net realized and unrealized gain (loss) on investments	(0.52)	0.38	0.02	0.33	(0.19)	1.21	(0.37)

Total from investment operations	(0.23)	0.98	0.35	0.97	0.63	1.98	0.24

Distributions:
Dividends from net investment income	(0.47)	(0.67)	(0.48)	(0.75)	(0.58)	(0.73)	(0.48)
Dividends from net realized gains	(0.18)	(0.06)	—	(0.13)	(0.15)	—	—
Total distributions	(0.65)	(0.73)	(0.48)	(0.88)	(0.73)	(0.73)	(0.48)
Net asset value, end of period	$10.08	$10.96	$10.71	$10.84	$10.75	$10.85	$9.60
Ratios and supplemental data:
Total return (a)	(2.08%)	9.43%	3.50%	9.39%	5.96%	21.04%	2.83%
Net assets, end of period (000)	$6,225	$9,109	$2,455	$1,947	$1,874	$2,717	$2,272
Ratio of net expenses to average net assets	0.97%*	0.94%	0.92%*	0.94%	0.99%	1.05%	1.50%
Ratio of net investment income (loss) to average net assets	5.73%*	5.64%	5.75%*	5.95%	6.51%	7.29%	7.32%
Ratio of gross expenses to average net assets prior to expense reductions	0.97%*	0.95%	0.92%*	0.94%	0.99%	1.05%	1.71%

	CLASS R
	(unaudited)	March 1,
	Six Months	2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$10.95	$10.84
Income from investment operations:
Net investment income (loss)	0.26 #	0.37
Net realized and unrealized gain (loss) on investments	(0.52)	0.13

Total from investment operations	(0.26)	0.50

Distributions:
Dividends from net investment income	(0.44)	(0.39)
Dividends from net realized gains	(0.18)	—
Total distributions	(0.62)	(0.39)
Net asset value, end of period	$10.07	$10.95
Ratios and supplemental data:
Total return (a)	(2.33%)	4.69%
Net assets, end of period (000)	$102	$105
Ratio of net expenses to average net assets	1.47%*	1.44%*
Ratio of net investment income (loss) to average net assets	5.23%*	5.14%*
Ratio of gross expenses to average net assets prior to expense reductions	1.47%*	1.45%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
164     SEMIANNUAL REPORT     Financial Highlights

Total Return Bond Fund
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)
	Six Months	June 27, 2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Net asset value, beginning of period	$10.25	$10.00
Income from investment operations:
Net investment income (loss)	0.17 #	0.15
Net realized and unrealized gain (loss) on investments	0.23	0.25

Total from investment operations	0.40	0.40

Distributions:
Dividends from net investment income	(0.24)	(0.15)
Dividends from net realized gains	—	—
Total distributions	(0.24)	(0.15)
Net asset value, end of period	$10.41	$10.25
Ratios and supplemental data:
Total return (a)	3.98%	4.00%
Net assets, end of period (000)	$50,724	$39,590
Ratio of net expenses to average net assets	0.81%*	0.90%*
Ratio of net investment income (loss) to average net assets	3.31%*	4.11%*
Ratio of gross expenses to average net assets prior to expense reductions	1.18%*	1.66%*

	(unaudited)	June 27,
	Six Months	2007^
	Ended	through
	April 30,	October 31,
	2008	2007
Portfolio turnover rate	409.2%	235.8%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
Financial Highlights     SEMIANNUAL REPORT     165

Total Return Bond Fund

	CLASS B		CLASS C
	(unaudited)		(unaudited)
	Six Months	June 27, 2007^	Six Months	June 27, 2007^
	Ended	through	Ended	through
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007
Net asset value, beginning of period	$10.25	$10.00	$10.25	$10.00
Income from investment operations:
Net investment income (loss)	0.13 #	0.12	0.13 #	0.12
Net realized and unrealized gain (loss) on investments	0.24	0.25	0.24	0.25

Total from investment operations	0.37	0.37	0.37	0.37

Distributions:
Dividends from net investment income	(0.21)	(0.12)	(0.21)	(0.12)
Dividends from net realized gains	—	—	—	—
Total distributions	(0.21)	(0.12)	(0.21)	(0.12)
Net asset value, end of period	$10.41	$10.25	$10.41	$10.25
Ratios and supplemental data:
Total return (a)	3.60%	3.74%	3.60%	3.74%
Net assets, end of period (000)	$7,418	$1,983	$8,265	$1,527
Ratio of net expenses to average net assets	1.56%*	1.65%*	1.56%*	1.65%*
Ratio of net investment income (loss) to average net assets	2.56%*	3.36%*	2.56%*	3.36%*
Ratio of gross expenses to average net assets prior to expense reductions	1.93%*	2.41%*	1.93%*	2.41%*

	CLASS I		CLASS R
	(unaudited)		(unaudited)
	Six Months	June 27, 2007^	Six Months	June 27, 2007^
	Ended	through	Ended	through
	April 30,	October 31,	April 30,	October 31,
	2008	2007	2008	2007
Net asset value, beginning of period	$10.24	$10.00	$10.25	$10.00
Income from investment operations:
Net investment income (loss)	0.18 #	0.16	0.16 #	0.14
Net realized and unrealized gain (loss) on investments	0.25	0.24	0.23	0.25

Total from investment operations	0.43	0.40	0.39	0.39

Distributions:
Dividends from net investment income	(0.26)	(0.16)	(0.23)	(0.14)
Dividends from net realized gains	—	—	—	—
Total distributions	(0.26)	(0.16)	(0.23)	(0.14)
Net asset value, end of period	$10.41	$10.24	$10.41	$10.25
Ratios and supplemental data:
Total return (a)	4.21%	4.06%	3.85%	3.91%
Net assets, end of period (000)	$35,213	$33,698	$1,079	$1,039
Ratio of net expenses to average net assets	0.56%*	0.65%*	1.06%*	1.15%*
Ratio of net investment income (loss) to average net assets	3.56%*	4.36%*	3.06%*	3.86%*
Ratio of gross expenses to average net assets prior to expense reductions	0.93%*	1.41%*	1.43%*	1.91%*

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#	Net investment income allocated based on average shares method.

*	Annualized

^	Commencement of operations
166     SEMIANNUAL REPORT     Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Investment Trust
We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Multi-Fund Blend, Calamos Global Growth and Income Fund, Calamos International Growth Fund, Calamos Global Equity Fund, Calamos Convertible Fund, Calamos Market Neutral Income Fund, Calamos High Yield Fund, and Calamos Total Return Bond Fund (the “Funds”), twelve funds constituting Calamos Investment Trust (the “Trust”), as of April 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.
We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year or period ended October 31, 2007 and the financial highlights for the year or period then ended and for each year or each period ended on or after March 31, 2006; and in our report dated December 14, 2007, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights. The Funds’ financial highlights for periods ended prior to March 31, 2006 were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial highlights.
Chicago, Illinois
June 18, 2008
Report of Independent Registered Public Accounting Firm     SEMIANNUAL REPORT     167

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This report, including the unaudited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2008, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2008. The managers’ views are subject to change at any time based on market and other conditions.
A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.
The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.
FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE 800.823.7386
TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS 800.582.6959
VISIT OUR WEB SITE www.calamos.com
INVESTMENT ADVISER Calamos Advisors LLC 2020 Calamos Court Naperville, IL 60563-2787
TRANSFER AGENT US Bancorp Fund Services, LLC 615 E. Michigan St. 3rd floor Milwaukee, WI 53202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP Chicago, IL
LEGAL COUNSEL Bell, Boyd & Lloyd LLP Chicago, IL
2020 Calamos Court Naperville, IL 60563-2787 800.582.6959
www.calamos.com
©2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.
MFSAN 1631 2008

Investment strategies for your serious money®
Calamos Government Money Market Fund
Semiannual Report April 30, 2008

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE

800.823.7386	Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.

• Get fund prices and account balances
• Review recent transactions
• Order statements, literature and more
PERSONAL ASSISTANCE

866.915.0373	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.
Go Paperless!
Sign Up for e-Delivery
It’s convenient, timely and helps reduce mailbox clutter.
You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.
Visit www.calamos.com and sign up for e-delivery.
Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six-month period ended April 30, 2008. We appreciate the opportunity to correspond with you and encourage you to carefully review this report, which includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations of the Funds.
On March 3, 2008, we introduced Class A, B, and C shares to Calamos Government Money Market Fund. In doing so, we are pleased to offer our risk-managed cash management capabilities to a broader range of investors. We believe that the expanded access to the Fund provides a timely opportunity for investors seeking risk-conscious choices for their cash allocations.
As we will discuss in greater detail in this report, during the reporting period, the merits of Calamos Government Money Market Fund’s high-quality approach were well demonstrated. As the credit crisis unfolded, a number of money funds found themselves disadvantaged by their decision to pursue incremental yield by taking on added risk. Calamos Government Money Market Fund, in contrast, maintained a high-quality and highly liquid portfolio, which served shareholders in good stead over the reporting period.
Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 866.915.0373, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We also invite you to visit our website at www.calamos.com on an ongoing basis. There, you can find market commentary, as well as additional information about this Fund. You can sign up for e-delivery of reports as well.
On behalf of all of us at Calamos Investments, thank you for the trust you have placed in us. We are honored that you have chosen us to help you meet your investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

Letter to Shareholders	Government Money Market Fund SEMIANNUAL REPORT	1

Calamos Government Money Market Fund
This Fund seeks current income consistent with liquidity and stability of capital by investing exclusively in U.S. Government obligations. We are excited to announce that as of March 3, 2008, Government Money Market Fund is offering A, B and C shares.
FUND NASDAQ SYMBOL

A Shares	CVAXX
B Shares	CVBXX
C Shares	CVCXX
I Shares	CGIXX
FUND CUSIP NUMBER

A Shares	128119252
B Shares	128119245
C Shares	128119237
I Shares	128119328
Inception Dates
A, B, C Shares 3/3/08
I Shares 5/16/07
Purchase Requirements
Minimum initial investment of $1,000,000 for I shares; no minimum requirement for subsequent purchases. Minimal initial investment of $2,500 for A shares; $50 requirement for subsequent purchases. Shareholders cannot make direct purchases for B and C shares. Please see prospectus for more details.
Fund Objective
Seeks maximum current income consistent with liquidity and stability of capital
Highlights
•	Invests exclusively in U.S. Government obligations, including U.S. Treasury bills, notes, bonds, and other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements backed by such obligations

•	Aims to take advantage of interest rate increases and preserve yield in interest rate decreases

•	Seasoned investment team contributes decades of experience
DATA AS OF 4/30/08

Total Net Assets	$921,210,054

Asset Allocation
U.S. Government Agency — Interest Bearing	52.7%
U.S. Government Agency — Discount Notes	9.7
Repurchase Agreements	38.3
Cash and Receivables/Payables	-0.7

Yield Information as of 4/30/08* (I Shares)
Daily Yield	2.26%
SEC 7-Day Yield	2.39%
SEC 30-Day Yield	2.45%
Average Days to Maturity	46.0

*	For current information, please go to our website at www.calamos.com.
Maturity Schedule

1 day	36.9%
2-7 days	21.7
8-30 days	16.9
31-60 days	1.6
61-90 days	3.2
91-180 days	10.4
180+ days	9.3
Rated AAAm by S&P†
The Fund has received a rating of AAAm from Standard & Poor’s. This rating indicates S&P’s opinion that the Fund offers extremely strong capacity to maintain principal stability and to limit exposure to loss due to credit, market and/or liquidity risks.
Rated Aaa by Moody’s†
The Fund has received a rating of Aaa from Moody’s. Moody’s stated that the rating reflects the strong overall credit quality of the Fund’s investments, the highly liquid portfolio structure, and the conservative investment guidelines and practices of the advisor. The rating also reflects the Fund’s effective operations controls and compliance procedures.

†	Standard & Poor’s and Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. Contact 800.582.6959 for a prospectus containing this and other information. Read it carefully.

2	Government Money Market Fund SEMIANNUAL REPORT	Government Money Market Fund

Investment Team Commentary
     For more ongoing commentary about our views on the cash markets, we invite you to visit www.calamos.com, where we regularly publish our Money Market Outlook and Review.
The Investment Management Team discusses the market environment during the reporting period, as well as the Fund’s performance and positioning.
Calamos Government Money Market Fund returned 1.87% (Class I shares) for the six-month period ended April 30, 2008. For the same period, the Citigroup 30 Day T-Bill Index1 returned 1.27%. During the reporting period, the Fund met its objective of maximizing current income consistent with liquidity and stability of capital.
On March 3, 2008, we introduced retail Class A, B and C shares. It is our belief that the new share classes should provide investors additional flexibility in managing their Calamos Family of Funds investments. Mirroring the complete share class structure of the other Calamos funds facilitates making exchanges with greater ease.
Heightened anxiety about the U.S. economy was a driving force during the period, as investors weighed the probability of recession in the United States and contemplated the implications of a U.S. recession for the global economy. Commodity prices soared to new heights, inflationary pressures increased, the housing market floundered, and the U.S. dollar weakened. Access to credit remained tight as the subprime mortgage market collapse that began in the summer of 2007 continued to percolate throughout the greater financial system. Banking and financial institutions were among those that suffered most, and one of Wall Street’s leading institutions, Bear Stearns, faced a near-certain demise if not for a bailout orchestrated by JP Morgan and the Federal Reserve in March. Throughout the period, the Fed responded aggressively to support the economy and to shore up investor confidence. Most notably, the central bank cut the federal funds target rate five times, from 4.5% to 2.0%.
Calamos Government Money Market Fund is a high-quality, very liquid investment alternative, which exclusively holds obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and repurchase agreements backed by such obligations.
This quality- and liquidity-focused approach is particularly advantageous during periods characterized by a flight to quality. Credit risk became a real threat during the period as many asset-backed securities, commercial paper programs and structured investment vehicles saw their markets evaporate. Many prime money market funds, and other similar short-term investment vehicles popular with investors, held these very (suddenly illiquid) securities in their portfolios and some required bailout support from their parent organizations to maintain liquidity and preserve their principal values.
The sad irony is that investors received little compensation to take on any added risk. If one reviews historical returns at the end of 2007, there was virtually no yield advantage being outside of managed portfolios investing in U.S. Governments. Lipper, Inc., a leading provider of performance data on money market funds, reported that for the five years ended December 31, 2007, the average annual total return for its Institutional (non-government) Money Market Fund category exceeded its Institutional U.S. Government Money Market Fund category by only 3 basis points or 0.03%.

Investment Team Commentary	Government Money Market Fund SEMIANNUAL REPORT	3

Investment Team Commentary
Given that the economy remains in a soft patch and there are still residual financial stresses to work through, it is our belief that a downward bias to interest rates remains in place despite the already low levels of short-term interest rates.
In closing, the credit crisis has rekindled investors’ appreciation for quality, liquidity and risk management. In this environment, we believe that Calamos Government Money Market Fund’s high-quality portfolio is well positioned. We have structured this Fund conservatively to reflect our view that money market funds are not the place to take avoidable credit risk, given the potential for only slightly improved returns.

[1]	The Citigroup 30 Day T-Bill Index is generally considered representative of the performance of short-term money market instruments. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.
This report is presented for informational purposes only and should not be considered investment advice.

4	Government Money Market Fund SEMIANNUAL REPORT	Investment Team Commentary

Expense Overview
As a shareholder of a mutual fund, you will incur transaction costs and ongoing costs, including management fees, and other fund expenses such as audit, legal and custodian fees.
The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.
There are two parts of each Fund’s chart:
Actual
In this part of the chart, you’ll see the actual expenses you would have on a $1,000 investment made at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. (In this example, you would multiply 8.6 times the figure.)
Hypothetical
In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2007 to April 30, 2008, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.
Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Overview	Government Money Market Fund SEMIANNUAL REPORT	5

Expense Overview
The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2007 and held through April 30, 2008.

	CLASS A	CLASS B	CLASS C	CLASS I
	SHARES	SHARES	SHARES	SHARES
CALAMOS GOVERNMENT MONEY MARKET FUND**
Actual Expenses per $1,000*	$0.84	$2.05	$2.05	$1.36
Ending Value	$1,003.90	$1,002.70	$1,002.70	$1,018.70

Hypothetical Expenses per $1,000*	$0.84	$2.05	$2.05	$1.36
Ending Value	$1,007.22	$1,006.01	$1,006.01	$1,023.52

Annualized Expense Ratio	0.52%	1.27%	1.27%	0.27%

*	Expenses for Calamos Government Money Market Fund, Class I Shares, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366. For Calamos Government Money Market Fund, Classes A, B and C, expenses are multiplied by 59/366. Calamos Government Money Market Fund Classes A, B and C, commenced operations on 03/03/2008.

**	Annualized Expense Ratio for Calamos Government Money Market Fund is adjusted to reflect fee waiver.

6	Government Money Market Fund SEMI ANNUAL REPORT	Expense Overview

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

U.S. GOVERNMENT AGENCY SECURITIES — INTEREST BEARING (52.7%)
14,611,000	Federal Agricultural Mortgage Corp. 4.250%, 07/29/08	$14,598,902
	Federal Farm Credit Bank‡
48,000,000	2.290%, 03/17/09	48,000,000
27,000,000	2.607%, 02/11/09	26,997,593
25,000,000	2.794%, 02/22/10	24,997,759
15,000,000	2.756%, 10/27/08	15,000,000
13,500,000	2.210%, 01/23/09	13,490,826
10,000,000	2.330%, 09/22/08	10,000,000
10,000,000	2.320%, 01/14/09	9,999,304
10,000,000	2.320%, 07/22/09	9,996,223
10,000,000	2.295%, 09/15/09	9,999,339
5,000,000	2.781%, 03/29/10	4,997,053
5,000,000	2.210%, 08/07/08	4,998,057
1,000,000	2.586%, 05/15/09	999,693

	Federal Home Loan Bank
20,000,000	2.627%, 08/10/09‡	20,000,000
20,000,000	2.470%, 11/20/08‡	19,995,373
15,000,000	3.111%, 08/05/09‡	14,998,074
15,000,000	2.691%, 09/04/09‡	15,000,349
15,000,000	2.658%, 09/14/09‡	14,998,978
14,250,000	2.900%, 03/17/09	14,247,943
11,050,000	4.570%, 11/28/08	11,051,667
10,000,000	4.500%, 11/07/08	9,998,780
10,000,000	2.631%, 08/06/09‡	9,997,864
10,000,000	2.558%, 01/05/09‡	9,999,519
10,000,000	2.370%, 08/07/09‡	10,000,000
5,000,000	5.240%, 12/18/08	5,090,251
5,000,000	3.000%, 03/10/09	5,001,501
5,000,000	2.935%, 08/15/08‡	5,000,362
5,000,000	2.908%, 11/14/08‡	4,999,246
5,000,000	2.826%, 08/27/09‡	5,000,000
5,000,000	2.200%, 10/29/08	4,994,857
5,000,000	2.000%, 10/01/08	4,996,062
3,640,000	2.100%, 10/01/08	3,637,234
3,000,000	2.900%, 03/20/09	3,000,000
2,700,000	4.300%, 12/10/08	2,699,337
2,050,000	3.625%, 11/14/08	2,064,155
1,800,000	2.945%, 02/18/09‡	1,799,716
1,200,000	3.625%, 11/14/08	1,208,238
1,000,000	5.125%, 06/13/08	1,000,822
750,000	4.500%, 11/06/08	750,017
750,000	2.760%, 10/24/08‡	749,787

	Federal Home Loan Mortgage Corp.
10,000,000	3.000%, 03/04/09	$10,000,000
10,000,000	2.800%, 03/10/09	9,999,142
7,500,000	4.140%, 12/22/08	7,524,679
5,000,000	2.664%, 10/08/09‡	4,999,344
3,105,000	5.125%, 10/15/08	3,145,556
2,903,000	3.625%, 09/15/08	2,917,469
2,500,000	4.250%, 06/23/08	2,507,374
1,800,000	4.875%, 09/12/08	1,817,124
1,600,000	2.850%, 02/19/09	1,600,000
1,575,000	4.875%, 02/17/09	1,605,527
1,300,000	3.875%, 06/15/08	1,298,731
700,000	4.000%, 05/23/08	699,479

	Federal National Mortgage Association
9,264,000	6.000%, 05/15/08	9,269,147
6,150,000	3.350%, 11/28/08	6,152,580
5,000,000	4.000%, 06/23/08	4,994,483
5,000,000	2.310%, 01/23/09‡	4,999,617
4,368,000	5.000%, 09/15/08	4,410,802
3,968,000	3.875%, 07/15/08	3,961,958
3,695,000	2.500%, 06/15/08	3,686,060
1,500,000	4.250%, 05/23/08	1,499,572
1,100,000	5.250%, 06/15/08	1,102,740
1,043,000	3.250%, 08/15/08	1,045,994

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES — INTEREST BEARING (Cost $485,592,259)	485,592,259

U.S. GOVERNMENT AGENCY SECURITIES — DISCOUNT NOTES (9.7%)
15,000,000	Federal Home Loan Bank@ 2.068%, 05/12/08	14,990,650
	Federal Home Loan Mortgage Corp.@
20,000,000	2.139%, 09/08/08	19,847,611
20,000,000	2.139%, 09/16/08	19,838,233
20,000,000	2.134%, 09/18/08	19,836,278
15,000,000	2.129%, 08/04/08	14,916,875

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES — DISCOUNT NOTES (Cost $89,429,647)	89,429,647

REPURCHASE AGREEMENTS (38.3%)
25,000,000	Barclays Capital, Inc. 2.700%, dated 03/06/08, due 05/05/08, repurchase price $25,112,500 collateralized by various U.S. Government Agency Securities 5.500% — 6.500%, 02/01/23 — 02/01/38 with a value of $25,000,001	25,000,000
See accompanying Notes to Schedule of Investments

Schedule of Investments	Government Money Market Fund SEMI ANNUAL REPORT	7

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

25,000,000	Barclays Capital, Inc. 2.600%, dated 03/10/08, due 05/12/08, repurchase price $25,113,750 collateralized by various U.S. Government Agency Securities 6.000%, 06/15/27 — 07/15/36 with a value of $25,000,000	$25,000,000
25,000,000	Barclays Capital, Inc. 2.200%, dated 04/09/08, due 06/09/08, repurchase price $25,093,194 collateralized by various U.S. Government Agency Securities 4.500% — 5.500%, 11/15/21 — 08/25/30 with a value of $25,000,000	25,000,000
25,000,000	Barclays Capital, Inc. 2.200%, dated 04/11/08, due 06/10/08, repurchase price $25,091,667 collateralized by various U.S. Government Agency Securities 0.000% — 7.000%, 10/15/33 — 04/01/38 with a value of $25,000,001	25,000,000
25,000,000	Barclays Capital, Inc. 2.200%, dated 04/15/08, due 06/16/08, repurchase price $25,094,722 collateralized by various U.S. Government Agency Securities 0.000% — 6.000%, 09/01/27 — 10/15/33 with a value of $25,000,000	25,000,000
25,000,000	Barclays Capital, Inc. 2.200%, dated 04/15/08, due 06/17/08, repurchase price $25,096,250 collateralized by various U.S. Government Agency Securities 5.000% — 6.000%, 02/01/23 — 06/01/37 with a value of $25,000,001	25,000,000
87,185,000	Deutsche Bank, AG 2.000%, dated 04/30/08, due 05/01/08, repurchase price $87,189,844 collateralized by various U.S. Government Agency Securities 5.589% — 6.000%, 08/01/37 — 09/01/37 with a value of $87,185,000	87,185,000
115,000,000	RBS Greenwich Capital Markets, Inc. 2.050%, dated 04/30/08, due 05/01/08, repurchase price $115,006,549 collateralized by various U.S. Government Agency Securities 5.000% — 6.000%, 04/01/28 — 01/01/36 with a value of $115,000,228	115,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost $352,185,000)	352,185,000

TOTAL INVESTMENTS (100.7%) (Cost $927,206,906)		$927,206,906

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(5,996,852)

NET ASSETS (100.0%)		$921,210,054

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008. Variable rate securities shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

@	Annualized yield at time of purchase; not a coupon rate.
See accompanying Notes to Financial Statements

8	Government Money Market Fund SEMI ANNUAL REPORT	Schedule of Investments

Statement of Assets and Liabilities

April 30, 2008 (unaudited)

ASSETS
Investments, at value (cost $575,021,906)	$575,021,906
Repurchase agreements, at value (cost $352,185,000)	352,185,000
Cash with custodian (interest bearing)	310
Accrued interest	3,004,729
Prepaid expenses	81,368
Other assets	14,262

Total assets	930,307,575

LIABILITIES AND NET ASSETS
Payables:
Investments purchased	8,910,115
Income distribution	124
Affiliates:
Investment advisory fees	133,848
Distribution fees	271
Deferred compensation to Trustees	14,262
Financial accounting fees	6,624
Trustees fees and officer compensation	209
Other accounts payable and accrued liabilities	32,068
Total liabilities	9,097,521

NET ASSETS	$921,210,054

ANALYSIS OF NET ASSETS
Paid in capital	$921,210,054

NET ASSETS	$921,210,054

Class A Shares (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$2,018,406
Shares outstanding	2,018,406
Net asset value, offering price and redemption price per share	$1.00

Class B Shares (no par value: unlimited number of shares authorized)*
Net assets applicable to shares outstanding	$1,434,212
Shares outstanding	1,434,212
Net asset value, offering price and redemption price per share	$1.00

Class C Shares (no par value: unlimited number of shares authorized)*
Net assets applicable to shares outstanding	$1,457,455
Shares outstanding	1,457,455
Net asset value, offering price and redemption price per share	$1.00

Class I Shares (no par value: unlimited number of shares authorized)
Net assets applicable to shares outstanding	$916,299,981
Shares outstanding	916,299,981
Net asset value, offering price and redemption price per share	$1.00

*	Redemption price may be reduced by contingent deferred sales change.
See accompanying Notes to Financial Statements

Statement of Assets and Liabilities	Government Money Market Fund SEMIANNUAL REPORT	9

Statement of Operations

Six months ended April 30, 2008 (unaudited)

INVESTMENT INCOME
Interest	$15,674,981

Total investment income	15,674,981

EXPENSES
Investment advisory fees	780,386
Distribution fees
Class A	535
Class B	1,134
Class C	1,201
Financial accounting fees	44,988
Custodian fees	34,536
Transfer agent fees	24,840
Accounting fees	24,042
Printing and mailing fees	14,161
Legal fees	17,202
Audit fees	12,945
Registration fees	1,747
Trustees’ fees and officer compensation	14,286
Offering costs	84,604
Other	12,488

Total expenses	1,069,095
Less expense reductions	(7,381)

Net expenses	1,061,714

NET INVESTMENT INCOME (LOSS)	14,613,267

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	278,955

NET GAIN (LOSS) ON INVESTMENTS	278,955

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,892,222

See accompanying Notes to Financial Statements

10	Government Money Market Fund SEMIANNUAL REPORT	Statement of Operations

Statements of Changes in Net Assets

	Six Months Ended	Period Ended
	April 30, 2008	October 31,
	(unaudited)	2007*

OPERATIONS
Net investment income (loss)	$14,613,267	$21,237,911
Net realized gain (loss) from investments	278,955	—

Net increase (decrease) in net assets resulting from operations	14,892,222	21,237,911

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(5,002)	—
Class B	(1,738)	—
Class C	(1,860)	—
Class I	(14,883,622)	(21,237,911)

Total distributions	(14,892,222)	(21,237,911)

CAPITAL SHARE TRANSACTIONS	63,235,103	857,974,951

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,235,103	857,974,951

NET ASSETS
Beginning of period	857,974,951	—

End of period	$921,210,054	$857,974,951

Undistributed net investment income (loss)	$—	$—

*	Government Money Market Fund commenced operations on May 16, 2007.
See accompanying Notes to Financial Statements

Statements of Changes in Net Assets	Government Money Market Fund SEMIANNUAL REPORT	11

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Government Money Market Fund (the “Fund”) commenced operations on May 16, 2007, and is a series of the CALAMOS Investment Trust, a Massachusetts business trust organized December 21, 1987 (the “Trust”). The Fund is registered under the Investment Company Act of 1940 (the “Act”) as a diversified, open-end management investment company. The Fund currently offers Class A, Class B, Class C and Class I shares. Class A, Class B and Class C shares commenced operations on March 3, 2008. The Trust includes twelve additional series (the “Funds”) and the semiannual report to shareholders for the Funds is provided separately.
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.
Pursuant to Rule 2a-7 of the Act, the Fund values its portfolio securities on an amortized cost basis. The amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the Fund’s net asset value is affected by any unrealized appreciation or depreciation of the portfolio. The board of trustees has determined in good faith that utilization of amortized cost is appropriate and represents a fair value of the Fund’s portfolio securities.
Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date.
Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell it to the vendor (usually a bank or broker-dealer) at an agreed upon future date and price. The Fund requires that its custodian or sub-custodian maintain collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of the repurchase agreement. The Fund may only enter into repurchase agreements that are fully collateralized by obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.
Allocation of Expenses among Funds. Expenses directly attributable to a fund of the Trust are charged to that fund; other expenses of the Trust are allocated proportionately among each of the funds within the Trust in relation to the net assets of the fund or on another reasonable basis. Expenses directly attributable to a particular class of the Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended and distribute to shareholders substantially all of its taxable income and net realized gains.
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

12	Government Money Market Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. The Fund has adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No.109. As a result, the Fund recognized no liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2007 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, computed as follows: The Fund pays a fee at the annual rate of 0.20% of the first $500 million of average daily net assets, 0.19% of the next $500 million of average daily net assets, 0.18% of the next $10 billion of average daily net assets (average daily net assets in excess of $1 billion to $11 billion), 0.17% of the next $10 billion of average daily net assets (average daily net assets in excess of $11 billion to $21 billion), 0.16% of the next $10 billion of average daily net assets (average daily net assets in excess of $21 billion to $31 billion), and 0.15% of average daily net assets in excess of $31 billion.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on the Fund’s relative portion of combined assets.
The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.
Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of the Fund as a percentage of the average daily net assets to 0.27%. As of April 30, 2008, there were $7,381 of expenses waived or absorbed for the Fund.

Notes to Financial Statements	Government Money Market Fund SEMIANNUAL REPORT	13

Notes to Financial Statements (unaudited)
Pursuant to an agreement with US Bancorp Fund Services, LLC, the Fund’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual fee of $175,000, paid in monthly installments, for providing these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Fund has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Fund to US Bancorp have not increased as a result thereof.
Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.
Certain affiliates of the advisor hold material investments in the Funds. As of April 30, 2008, affiliates of Calamos Advisors held 99% of the outstanding shares for the Fund.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $14,262 for the Fund are included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2008.
NOTE 3 – INCOME TAXES
As of April 30, 2008, the cost of investments for federal income tax purposes was $927,206,906.
For the six months ended April 30, 2008, the Fund recorded the following permanent reclassification. The results of operations and net assets were not affected by this reclassification.

Accumulated undistributed/(overdistributed) net investment income	$278,955
Accumulated net realized gain (loss) on investments	(278,955)
The tax character of distributions for the period ended April 30, 2008 will be determined at the end of the Fund’s current fiscal year. Distributions during the fiscal year ended October 31, 2007, were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary Income	$21,237,911
Long-Term Capital Gain	$—

14	Government Money Market Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$4,314
Undistributed capital gains	—
Total undistributed earnings	4,314
Accumulated capital and other losses	—
Net unrealized gain/(losses)	—

Total accumulated earnings/(losses)	4,314
Other	(4,314)

Paid-in capital	857,974,951

$857,974,951

NOTE 4 – CAPITAL SHARE TRANSACTIONS
The following table summaries the activity in captial shares of the Fund:
For the Period Ended April 30, 2008

A Shares	Shares	Dollars

Shares sold	2,653,775	$2,653,775
Shares issued in reinvestment of distributions	4,822	$4,822
Less shares redeemed	(640,191)	$(640,191)

Net Increase	2,018,406	$2,018,406

B Shares	Shares	Dollars

Shares sold	1,512,491	$1,512,491
Shares issued in reinvestment of distributions	1,696	$1,696
Less shares redeemed	(79,975)	$(79,975)

Net Increase	1,434,212	$1,434,212

C Shares	Shares	Dollars

Shares sold	1,563,537	$1,563,537
Shares issued in reinvestment of distributions	1,738	$1,738
Less shares redeemed	(107,820)	$(107,820)

Net Increase	1,457,455	$1,457,455

I Shares	Shares	Dollars

Shares sold	7,999,858,569	$7,999,858,569
Shares issued in reinvestment of distributions	14,883,622	$14,883,622
Less shares redeemed	(7,956,417,161)	$(7,956,417,161)

Net Increase	58,325,030	$58,325,030

For the Fiscal Period Ended October 31, 2007

I Shares	Shares	Dollars

Shares sold	7,754,928,646	$7,754,928,646
Shares issued in reinvestment of distributions	21,237,911	$21,237,911
Less shares redeemed	(6,918,191,606)	$(6,918,191,606)

Net Increase	857,974,951	$857,974,951

Notes to Financial Statements	Government Money Market Fund SEMIANNUAL REPORT	15

Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated below. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Class A		Class B		Class C		Class I
	March 3,		March 3,		March 3,
	2008^		2008^		2008^		Six Months	May 16,
	through		through		through		Ended	2007^
	April 30,		April 30,		April 30,		April 30,	through
	(unaudited)		(unaudited)		(unaudited)		(unaudited)	October 31,

	2008		2008		2008		2008	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income (loss)#	0.00	*	0.00	*	0.00	*	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.00	*	0.00	*	0.00	*	0.00 *	—

Total from investment operations	0.00	*	0.00	*	0.00	*	0.02	0.02

Distributions:
Dividends from net investment income	(0.00)	*	(0.00)	*	(0.00)	*	(0.02)	(0.02)
Total distributions	(0.00)	*	(0.00)	*	(0.00)	*	(0.02)	(0.02)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return(a)	0.39%		0.27%		0.27%		1.87%	2.33%
Ratios and supplemental data:
Net assets, end of period (000)	$2,018		$1,434		$1,457		$916,300	$857,975
Ratio of net expenses to average net assets	0.52	%**	1.27	%**	1.27	%**	0.27%**	0.26%**
Ratio of net investment income (loss) to average net assets	2.42	%**	1.67	%**	1.67	%**	3.74%**	4.99%**
Ratio of gross expenses to average net assets prior to waiver of expenses by the Advisor	0.52	%**	1.27	%**	1.27	%**	0.27%**	0.26%**

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

#	Net investment income allocated based on average shares method

*	Amount is less than $0.005 per share

**	Annualized

^	Commencement of operations

16	Government Money Market Fund SEMIANNUAL REPORT	Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Government Money Market Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Government Money Market Fund (the “Fund”), a portfolio of Calamos Investment Trust, as of April 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets and the financial highlights for the period from May 16, 2007 (commencement of operations) through October 31, 2007; and in our report dated December 14, 2007, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Chicago, Illinois
June 18, 2008

Report of Independent Registered Public Accounting Firm	Government Money Market Fund SEMIANNUAL REPORT	17

This report, including the unaudited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after July 31, 2008, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2008. The manager’s views are subject to change at any time based on market and other conditions.
A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.
The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.
FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE 800.823.7386
TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS 866.915.0373
VISIT OUR WEB SITE www.calamos.com
INVESTMENT ADVISER Calamos Advisors LLC 2020 Calamos Court Naperville, IL 60563-2787
TRANSFER AGENT US Bancorp Fund Services, LLC 615 E. Michigan St. 3rd floor Milwaukee, WI 53202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP Chicago, IL
LEGAL COUNSEL Bell, Boyd & Lloyd LLP Chicago, IL
2020 Calamos Court Naperville, IL 60563-2787 800.582.6959
www.calamos.com
©2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.
GMMSAN 3084 2008

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust
By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer Date: June 24, 2008

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer Date: June 24, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Investment Trust
By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer Date: June 24, 2008

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer Date: June 24, 2008